UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07384

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
(Exact name of registrant as specified in charter)

600 WEST BROADWAY, 30TH FLOOR, SAN DIEGO, CA 92101
(Address of principal executive offices) (Zip Code)

Charles H. Field, Jr.
c/o Nicholas-Applegate Capital Management, LLC
600 West Broadway, 30th Floor
San Diego, CA 92101
(Name and address of agent for service)

Copy to:
Deborah A. Wussow
c/o Nicholas-Applegate Capital Management, LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Registrant's telephone number, including area code: (619) 687-2988

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

September 30, 2008 Semi-Annual Report (Unaudited)

Class I, II, III & IV Shares

U.S. Micro Cap
U.S. Emerging Growth
U.S. Ultra Micro Cap
U.S. Systematic Large Cap Growth
U.S. Small to Mid Cap Growth
U.S. Convertible
Global Equity 130/30
Global Select
International Growth
International Growth Opportunities
Emerging Markets
International Systematic
International All Cap Growth
U.S. High Yield Bond

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

The six-month period ended September 30, 2008 was a challenging time for investors. The problems in the credit markets that began in 2007 intensified, dimming the outlook for the global economy and sending stock prices lower around the world.

In this semi-annual report, we review the performance of the financial markets and our mutual funds from April 1, 2008 through September 30, 2008. We also share our outlook for the months ahead.

In the United States, the S&P 500 Index declined 10.9% in the face of significant headwinds. S&P 500 companies posted a fourth straight quarter of negative earnings growth, the economy appeared to be faltering and a deepening of the credit crisis transformed Wall Street in September. Crippled by mortgage losses, one major financial institution after another faced insolvency, causing risk aversion to skyrocket, lending to dry up and stock prices to fall. The Federal Reserve flooded the banking system with extra liquidity but held the target funds rate at 2% after having lowered it 0.25% in April. The U.S. Treasury proposed a $700 billion program to buy up bad mortgage securities, the terms of which were being negotiated by Congress on September 30.

The crisis in the United States spread overseas, where a handful of large European financial institutions were rescued by their respective governments. The turmoil in the credit markets, along with signs of a sharp economic slowdown in Europe and Japan, contributed to the 13.4% loss in the MSCI EAFE Index in local currencies. The index shed 22.0% in U.S. dollar terms, as the euro, pound and yen fell 10.7%, 10.2% and 6.4%, respectively, versus the dollar on concerns about the deterioration in international economies. Monetary policy in developed non-U.S. countries was mixed. Like the Fed, the Bank of England eased in April but subsequently kept rates at 5% amid rising inflation. The European Central Bank tightened in July to combat inflation but then held rates at 4.25%, while the Bank of Japan maintained its 0.5% target rate throughout the period. Nonetheless, these and other central banks around the world joined the Fed in injecting liquidity into the credit markets.

Stocks in developing countries registered the biggest losses, with the MSCI Emerging Markets Index falling 22.0% in local currencies and 27.5% in U.S. dollars. The sell-off was triggered by rising risk aversion, fears of a global recession and a steep decline in commodity prices, as energy and materials companies represent nearly a third of the index’s market value. After rising 19.6% during the first half of the period, the Reuters/Jefferies CRB Index of nineteen commodities plunged 25.3% from July through September on worries about softening demand. Policymakers in emerging countries shifted their focus from curbing inflation, which showed signs of easing, to stabilizing their financial markets. For example, Chinese officials cut stock-trading taxes, bought shares of large local banks and lowered the country’s benchmark lending rate for the first time since 2002.

While investment returns were disappointing in absolute terms, we are pleased that the majority of our funds outperformed their benchmarks in the volatile environment. In addition, most of the funds that lagged did so by a modest amount, including Global Equity 130/30, a new fund we opened April 1 that has the flexibility to short stocks. The timing of the Fund’s launch turned out to be challenging, but we remain excited about its long-term prospects. Global Equity 130/30 seeks to deliver more alpha than similar long-only approaches — without a commensurate increase in risk — and capitalizes on our expertise in fundamental research, quantitative analysis and short selling.

Just as we are committed to providing innovative investment solutions, we are committed to continually strengthening our organization. During the period, we welcomed several highly qualified analysts to both our traditional and systematic investment teams. We are enhancing our global trading platform by implementing the latest in trade order management technology — technology that will enable faster, better execution. By fine-tuning our trading capabilities, we hope to more fully capture the value of our investment decisions in the funds.

As the end of 2008 draws near, the outlook for the financial markets is uncertain. We believe that many developed economies will slip into recession early next year, if they have not already, and that emerging economies will slow. Now that inflation is yesterday’s problem, we expect the Federal Reserve and other central banks to cut interest rates, which may help unfreeze the credit markets and stimulate growth. Beyond monetary policy, governments have intervened to shore up their banking systems and economies; however, the effectiveness of their actions is yet to be seen.

Since Nicholas-Applegate was founded in 1984, the markets have experienced periods of volatility, spanning both peaks and valleys. Throughout them all, we have maintained our disciplined, long-term approach to investing. As difficult as the current situation may seem, this too shall pass. Meanwhile, we will continue to faithfully adhere to our investment philosophy and process, which we believe will produce strong performance in the funds over time.

On behalf of everyone at the firm, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the trust you have placed in us.

Best Regards,

Horacio A. Valeiras, CFA
President and Chief Investment Officer
September 30, 2008

TABLE OF CONTENTS

The Funds’ Review and Outlook, Performance and Schedules of Investments:
U.S. Micro Cap	1
U.S. Emerging Growth	5
U.S. Ultra Micro Cap	9
U.S. Systematic Large Cap Growth	12
U.S. Small to Mid Cap Growth	16
U.S. Convertible	20
Global Equity 130/30	25
Global Select	28
International Growth	32
International Growth Opportunities	36
Emerging Markets	40
International Systematic	44
International All Cap Growth	48
U.S. High Yield Bond	52

The Funds’:
Financial Highlights	56
Statements of Assets and Liabilities	64
Statements of Operations	66
Statements of Changes in Net Assets	68
Statement of Cash Flows	72
Notes to Financial Statements	73
Shareholder Expense Example	80
Supplementary Information	82

This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class I, II, III & IV Shares. Distributor: Nicholas-Applegate Securities.

U.S. MICRO CAP FUND

Management Team: John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Micro Cap Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with market capitalizations similar to the Russell Microcap Growth Index at time of purchase.

Market Overview: The Russell Microcap Growth Index fell from April 1 to September 30, 2008 in what was a volatile six months in the U.S. equity market. Major factors influencing stock prices were:

•	Acceleration in the unwinding of leverage in the economy, which left several large financial firms at or near the brink of collapse and caused the credit markets to seize up

•	Dramatic swings in the prices of oil and other raw materials, with a key commodity index rising 19.6% through June then sliding 25.3% over the remainder of the period

•	Continued weakness in the housing market, including a record number of foreclosure filings and a 16.3% year-over-year drop in home prices in 20 large cities

While GDP grew at an annual rate of 2.8% in the second quarter, more recent data suggested that the problems in the housing and credit markets were taking a severe toll on the broader economy. For example, the unemployment rate surged to a five-year high, and consumer spending lost steam due to the fading impact of $90 billion in tax rebate checks mailed between April and July. U.S. officials acted aggressively to shore up the financial system and economy, including drafting legislation that would allow the government to buy bad mortgage debt from financial firms.

Performance: The Fund’s Class I shares lost 2.84% from April 1 through September 30, 2008, outperforming the Russell Microcap Growth Index, which declined 5.76%.

Portfolio Specifics: Consistent with our bottom-up investment process, the Fund’s outperformance was due to stock selection, which was particularly strong in the industrials sector. Two of our best-performing holdings were Axsys Technologies, a manufacturer of surveillance cameras and imaging systems, and Team, Inc., a provider of maintenance and repair services for high-pressure piping systems. Axsys reported two quarters of better-than-expected earnings, boosted by strong sales in its high-margin surveillance business. Team benefited from healthy demand from its oil refinery customers, whose facilities are operating at near capacity and need continuous attention. Stock selection was also strong in the consumer discretionary sector, where restaurant chain Buffalo Wild Wings was a top performer. The company’s attractive menu prices helped drive robust revenue growth in the difficult consumer environment, and lower chicken costs contributed to margin improvement.

Areas of relative weakness in the Fund included stock selection in the information technology and energy sectors. An underweight in the defensive health care sector also detracted. Health care was one of the best-performing groups in the index, as anxious investors sought safe-haven assets.

Market Outlook: The stock market is likely to remain volatile over the coming months as investors measure the impact of the government rescue package and other policy steps aimed at stabilizing the financial system and economy. While it may take time for the environment to improve, it is worth noting that equities have recovered from significant shocks in the past.

In this dynamic environment, we believe that our focus on micro-cap stocks exhibiting positive and sustainable change will continue to benefit the Fund.

Comparison of Change in Value of a $250,000 Investment in U.S. Micro Cap Fund Class I Shares with the Russell 2000 Growth/Russell Microcap Growth Blend Index and Russell 2000 Growth Index.

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
U.S. Micro Cap Fund Class I	-24.18%	5.44%	10.28%
Russell 2000 Growth/Russell Microcap Growth Index	-26.46%	1.40%	4.17%
Russell 2000 Growth Index	-17.08%	6.63%	4.67%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Russell 2000 Growth Index and a blended index comprised of the Russell 2000 Growth Index/Russell Microcap Growth Index. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvestment dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

The Russell Microcap Index isolates the smallest 1,000 securities in the Russell 2000 Index plus the next 1,000 securities. The Russell Microcap Growth Index isolates the securities in the Russell Microcap Index with purely growth characteristics. The Russell 2000 Growth/Russell Microcap Growth Blend Index is a combination of the Russell 2000 Growth Index and the Russell Microcap Growth Index. The blended index exhibits Russell 2000 Growth performance from the inception of the Fund until August 2000, and Russell Microcap Growth performance thereafter. The Fund created the blended index because Russell Microcap Growth performance incepted in August 2000.

The Indexes differ from the Fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. MICRO CAP FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of Shares	Value
Common Stock - 98.6%
Aerospace/Defense-Equipment - 0.4%
National Presto Industries, Inc.	3,700	$275,650
Alternative Waste Technology - 1.4%
Calgon Carbon Corp.**	43,860	892,990
Apparel Manufacturers - 0.7%
Maidenform Brands, Inc.*	31,900	462,869
Applications Software - 0.9%
EPIQ Systems, Inc.**	39,070	531,352
Auto Repair Centers - 1.0%
Monro Muffler, Inc.	25,700	592,642
Auto/Truck Parts & Equipment-Original - 1.1%
Titan International, Inc.	19,917	424,630
Wonder Auto Technology, Inc.*	39,200	251,272
		675,902
Batteries/Battery Systems - 0.9%
Greatbatch, Inc.*	21,500	527,610
Chemicals-Plastics - 0.5%
Metabolix, Inc.**	25,700	279,616
Coffee - 0.9%
Green Mountain Coffee Roasters, Inc.*	14,500	570,430
Commercial Services - 2.9%
HMS Holdings Corp.*	28,961	693,905
Medifast, Inc.*	66,600	453,546
Team, Inc.*	18,206	657,601
		1,805,052
Commercial Services-Finance - 2.0%
Cardtronics, Inc.*	38,900	305,754
CBIZ, Inc.*	54,300	458,835
TNS, Inc.*	26,000	503,620
		1,268,209
Communications Software - 0.8%
Seachange International, Inc.*	51,900	501,354
Computer Services - 1.7%
Furmanite Corp.*	49,600	512,864
Ness Technologies, Inc.*	47,900	549,413
		1,062,277
Computer Software - 0.7%
Double-Take Software, Inc.*	41,100	408,945
Computers-Integrated Systems - 1.7%
Netscout Systems, Inc.*	52,300	556,472
Super Micro Computer, Inc.*	53,200	479,332
		1,035,804
Computers-Peripheral Equipment - 1.4%
Compellent Technologies, Inc.*	39,200	486,080
Transact Technologies, Inc.*	44,400	353,424
		839,504
Consulting Services - 0.7%
Hill International, Inc.*	30,100	416,885
Disposable Medical Products - 0.9%
Merit Medical Systems, Inc.**	30,600	574,362
Distribution/Wholesale - 0.8%
MWI Veterinary Supply, Inc.*	12,800	502,912
Electronic Components-Semiconductors - 1.4%
Ceva, Inc.*	40,200	333,660
Monolithic Power Systems, Inc.*	30,100	522,837
		856,497
Electronic Measure Instruments - 1.4%
Axsys Technologies, Inc.*	14,758	869,837
Energy-Alternate Sources - 0.6%
Canadian Solar, Inc.**	18,500	361,305
Engineering/R & D Services - 1.3%
Stanley, Inc.*	21,400	789,874
Enterprise Software/Services - 1.9%
Opnet Technologies, Inc.*	49,000	596,820
Taleo Corp. Cl. A*	30,548	607,600
		1,204,420
Finance-Investment Bankers/Brokers - 1.6%
Penson Worldwide, Inc.*	22,000	305,140
SWS Group, Inc.	34,300	691,488
		996,628
Food-Miscellaneous/Diversified - 1.7%
American Italian Pasta Co.*	24,300	403,380
Diamond Foods, Inc.	23,900	669,917
		1,073,297
Food-Wholesale/Distribution - 2.4%
Nash Finch Co.	14,700	633,864
Spartan Stores, Inc.*	33,770	840,198
		1,474,062
Footwear & Related Apparel - 0.9%
Steven Madden, Ltd.*	21,800	540,204
Hazardous Waste Disposal - 0.8%
American Ecology Corp.	17,400	481,458
Human Resources - 1.0%
On Assignment, Inc.*	76,100	599,668
Insurance Brokers - 1.3%
Life Partners Holdings, Inc.*	22,001	791,376
Internet Applications Software - 3.2%
Cybersource Corp.*	40,870	658,416
S1 Corp.*	86,370	528,584
Vocus, Inc.*	24,160	820,474
		2,007,474
Internet Infrastructure Software - 1.1%
AsiaInfo Holdings, Inc.*	74,600	684,828
Internet Security - 0.7%
Vasco Data Security International, Inc.*	39,200	406,112
Machinery-General Industry - 1.2%
DXP Enterprises, Inc.*	8,500	453,135
Intevac, Inc.*	28,700	305,368
		758,503
Medical Imaging Systems - 1.1%
IRIS International, Inc.*	38,700	692,730
Medical Instruments - 2.0%
Kensey Nash Corp.*	18,600	585,156
Natus Medical, Inc.*	30,100	682,066
		1,267,222

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of Shares	Value
Medical Labs & Testing Services - 2.1%
Bio-Reference Labs, Inc.*	23,760	$686,664
Life Sciences Research, Inc.*	18,200	637,000
		1,323,664
Medical Laser Systems - 0.7%
Cynosure, Inc. Cl. A*	25,710	461,237
Medical Products - 3.3%
Exactech, Inc.*	28,000	622,720
Hanger Orthopedic Group, Inc.*	30,000	523,500
Synovis Life Technologies, Inc.*	46,960	883,787
		2,030,007
Medical-Biomedical/Genetics - 4.3%
CryoLife, Inc.*	61,700	809,504
Omrix Biopharmaceuticals, Inc.**	31,700	568,698
RTI Biologics, Inc.*	80,121	749,131
Seattle Genetics, Inc.*	52,900	566,030
		2,693,363
Medical-Drugs - 2.1%
Array Biopharma, Inc.*	62,200	477,696
Pharmasset, Inc.*	21,800	434,910
Vivus, Inc.*	50,000	397,000
		1,309,606
Medical-Nursing Homes - 1.1%
Sun Healthcare Group, Inc.*	47,100	690,486
Medical-Outpatient/Home Medical Care - 2.2%
Almost Family, Inc.*	21,800	862,190
LHC Group, Inc.*	17,400	495,552
		1,357,742
MRI/Medical Diagnostic Imaging Centers - 1.4%
Alliance Imaging, Inc.*	63,100	648,037
RadNet, Inc.**	58,100	232,981
		881,018
Networking Products - 1.6%
Extreme Networks*	151,600	510,892
Switch & Data Facilities Co., Inc.*	36,300	451,935
		962,827
Oil Companies-Exploration & Production - 1.7%
Gasco Energy, Inc.**	149,100	271,362
GMX Resources, Inc.**	10,000	478,000
NGAS Resources, Inc.**	61,000	289,750
		1,039,112
Oil Field Machinery & Equipment - 0.8%
Mitcham Industries, Inc.*	26,500	267,385
Natural Gas Services Group, Inc.*	14,600	255,062
		522,447
Oil-Field Services - 1.4%
Boots & Coots International Control, Inc.* .	143,900	277,727
Matrix Service Co.*	29,340	560,394
		838,121
Patient Monitoring Equipment - 1.0%
CardioNet, Inc.*	23,600	589,056
Physical Practice Management - 0.9%
IPC The Hospitalist Co., Inc.*	22,100	567,970
Power Conversion/Supply Equipment - 1.7%
C&D Technologies, Inc.**	59,600	338,528
Powell Industries, Inc.*	17,600	718,256
		1,056,784
Private Corrections - 1.0%
Cornell Cos., Inc.*	21,800	592,524
Property/Casualty Insurance - 1.0%
Meadowbrook Insurance Group, Inc.	85,900	606,454
Research & Development - 2.1%
Exponent,Inc.*	20,400	675,036
Kendle International, Inc.*	14,600	652,766
		1,327,802
Retail-Apparel/Shoe - 4.4%
Cache, Inc.*	33,900	232,893
HOT Topic, Inc.*	81,500	538,715
JOS. A Bank Clothiers, Inc.**	16,400	551,040
New York & Co., Inc.*	53,900	514,206
Shoe Carnival, Inc.*	26,500	434,070
The Wet Seal, Inc. Cl. A*	128,700	467,181
		2,738,105
Retail-Computer Equipment - 0.5%
PC Mall, Inc.*	47,400	323,742
Retail-Convenience Store - 0.9%
Pantry, Inc.*	25,600	542,464
Retail-Discount - 0.6%
Citi Trends, Inc.*	22,900	373,041
Retail-Miscellaneous/Diversified - 0.7%
Titan Machinery, Inc.**	19,500	405,795
Retail-Pet Food & Supplies - 0.8%
PetMed Express, Inc.*	29,900	469,430
Retail-Restaurants - 1.0%
Buffalo Wild Wings, Inc.**	15,600	627,744
Savings & Loans/Thrifts-Eastern US - 1.6%
Flushing Financial Corp.	30,700	537,250
OceanFirst Financial Corp.	26,200	474,744
		1,011,994
Semiconductor Components-Integrated Circuits - 1.6%
O2Micro International, Ltd. - ADR*	62,870	228,218
Pericom Semiconductor Corp.*	37,000	388,500
Techwell, Inc.*	37,800	356,454
		973,172
Semiconductor Equipment - 1.3%
Amtech Systems, Inc.*	43,200	402,192
Ultratech, Inc.*	31,600	382,360
		784,552
Telecommunication Equipment-Fiber Optics - 0.8%
Oplink Communications, Inc.*	40,000	482,800
Textile-Apparel - 0.8%
Perry Ellis International, Inc.*	31,700	472,647
Therapeutics - 0.9%
Allos Therapeutics, Inc.*	25,600	189,696
Cypress Bioscience, Inc.*	50,800	373,380
		563,076

See Accompanying Notes to Financial Statements.

U.S. MICRO CAP FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of Shares	Value
Transport-Services - 1.2%
Pacer International, Inc.	17,700	$291,519
Vitran Corp., Inc.*	32,300	435,081
		726,600
Transport-Truck - 0.9%
Saia, Inc.*	40,300	535,184
Ultra Sound Imaging Systems - 0.9%
SonoSite, Inc.**	17,100	536,940
Veterinary Diagnostics - 0.8%
Neogen Corp.*	17,400	490,332
Water Treatment Systems - 0.8%
Energy Recovery, Inc.**	48,900	468,951
Web Hosting/Design - 0.8%
Terremark Worldwide, Inc.**	74,900	514,563
Wireless Equipment - 0.6%
Globecomm Systems, Inc.*	41,950	366,643
Total Common Stock (Cost: $61,920,085)		61,337,855

	Principal Amount
Short Term Investments -
Repurchase Agreement
BNP Paribas Securities Corp., 0.150% dated 9/30/08, to be repurchased at $6,983,236 on 10/1/08	$6,983,207	6,983,207
Time Deposit - 13.8%
Bank of America London 3.470%, 10/01/08	1,621,498	1,621,498
Total Short Term Investments (Cost: $8,604,705)		8,604,705
Total Investments - 112.4% (Cost: $70,524,790)		69,942,560
Liabilities In Excess of Other Assets - (12.4)%		(7,733,984)
Net Assets - 100.0%		$62,208,576
**	All or a portion of the Fund’s holdings in this security was on loan as of September 30, 2008.
*	Non-income producing securities.
ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	40.2%
Industrial	14.8
Consumer, Cyclical	13.1
Technology	12.4
Communications	8.7
Financial	5.5
Energy	3.9
Short Term Investments	13.8
Total Investments	112.4
Liabilities in excess of other assets	(12.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. EMERGING GROWTH FUND

Management Team: John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

Market Overview: The Russell 2000 Growth Index declined in the six months ended September 30, 2008. However, small-cap growth stocks were much more resilient than large caps, due in part to better earnings from smaller companies.

The Russell 2000 Growth Index shook off weakness in June to end the first five months of the period with a nearly 10% gain. Returns were especially strong in April and May when the Federal Reserve made its seventh in a series of interest rate cuts, and small companies outside of financials reported healthy first quarter profits.

September turned out to be an exceptionally weak and volatile month, and small-cap growth stocks gave back all of their earlier gains and then some. During September, a number of bellwether U.S. financial institutions became overwhelmed by mortgage-related losses, including one that was forced into bankruptcy. Policymakers sprang into action, effectively nationalizing the largest U.S. mortgage lenders, providing a loan to one of the world’s biggest insurance companies and orchestrating the sale of two major banks. In addition, the Federal Reserve pumped liquidity into the financial system and expanded its emergency bank lending programs. Despite these efforts to stabilize the markets, investors shunned riskier assets, credit dried up and equity prices plummeted. The month ended on hopes that Congress would pass a $700 billion financial rescue package.

Performance: During the six months ended September 30, 2008, the Fund’s Class I shares posted a 7.25% loss and the Russell 2000 Growth Index fell 2.83%.

Portfolio Specifics: Overall, the Fund’s sector exposures positively impacted relative results. An underweight in materials — one of the worst-performing sectors in the index — was helpful, as deterioration in the outlook for the global economy sent commodity prices sharply lower from July through September. An overweight in health care was another plus, as health care was the best-performing sector in the benchmark. Investors typically favor this defensive group when the market is volatile, and this period was no exception.

In the risk-averse climate, investors also favored the larger-cap stocks in the Russell 2000 Growth Index. This was a headwind for the Fund, since the types of fast-growing companies that we like to own tend to be on the smaller side of small cap. In terms of sectors, stock selection among industrials and information technology companies subtracted the most from relative results.

While the portfolio generated a decline, there were a number of individual holdings that performed well. The Fund’s top contributors included Jos. A. Bank Clothiers, an apparel retailer; Alexion Pharmaceuticals, a biotechnology firm; and NuVasive, a medical device company.

Market Outlook: The stock market is likely to remain volatile over the coming months as investors measure the impact of the government rescue package and other policy steps aimed at stabilizing the financial system and economy. While it may take time for the environment to improve, it is worth noting that equities have recovered from significant shocks in the past.

Regardless of which direction the broad stock market takes, we believe that consistent application of our investment process will lead us to fast-growing small-cap companies for the Fund.

Comparison of Change in Value of a $250,000 Investment in U.S. Emerging Growth Fund Class I Shares with the Russell 2000 Growth Index.

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
U.S. Emerging Growth Fund Class I	-25.58%	7.68%	6.07%
Russell 2000 Growth Index	-17.08%	6.63%	4.67%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Russell 2000 Growth Index for the periods indicated. The Fund calculates performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of Shares	Value
Common Stock - 100.7%
Aerospace/Defense-Equipment - 3.7%
BE Aerospace, Inc.*	3,100	$49,073
Curtiss-Wright Corp.	1,400	63,630
Moog, Inc. Cl. A*	1,900	81,472
National Presto Industries, Inc.	700	52,150
Orbital Sciences Corp.*	4,300	103,071
Triumph Group, Inc.	1,000	45,710
		395,106
Airlines - 0.9%
Hawaiian Holdings, Inc.*	9,900	91,872
Apparel Manufacturers - 1.7%
G-III Apparel Group, Ltd.*	5,600	104,776
Jones Apparel Group, Inc.	4,500	83,295
		188,071
Applications Software - 0.7%
Compuware Corp.*	7,300	70,737
Auto/Truck Parts & Equipment-Original - 0.5%
Titan International, Inc.	2,500	53,300
Batteries/Battery Systems - 0.8%
Greatbatch, Inc.*	3,300	80,982
Beverages-Wine/Spirits - 0.7%
Central European Distribution Corp.*	1,600	72,656
Chemicals-Diversified - 0.6%
Olin Corp.	3,400	65,960
Chemicals-Plastics - 0.4%
Metabolix, Inc.*	4,400	47,872
Coffee - 0.6%
Green Mountain Coffee Roasters, Inc.*	1,700	66,878
Commercial Banks-Western US - 0.6%
SVB Financial Group*	1,200	69,504
Commercial Services - 1.4%
HMS Holdings Corp.*	2,700	64,692
Team, Inc.*	2,400	86,688
		151,380
Commercial Services-Finance - 0.7%
TNS, Inc.*	3,900	75,543
Computer Aided Design - 0.5%
Parametric Technology Corp.*	3,100	57,040
Computer Services - 0.5%
Ness Technologies, Inc.*	5,100	58,497
Computer Software - 0.7%
Double-Take Software, Inc.*	7,200	71,640
Computers-Integrated Systems - 0.7%
Netscout Systems, Inc.*	6,800	72,352
Consulting Services - 3.7%
Forrester Research, Inc.*	2,700	79,164
FTI Consulting, Inc.*	1,100	79,464
Gartner, Inc. Cl. A*	3,400	77,112
Navigant Consulting, Inc.*	4,100	81,549
Watson Wyatt Worldwide, Inc. Cl. A	1,600	79,568
		396,857
Consumer Products-Miscellaneous - 0.6%
Jarden Corp.*	2,800	65,660
Containers-Paper/Plastic - 0.7%
Rock-Tenn Co. Cl. A	1,800	71,964
Cosmetics & Toiletries - 0.9%
Elizabeth Arden, Inc.*	4,900	96,187
Disposable Medical Products - 0.7%
Merit Medical Systems, Inc.*	3,900	73,203
Distribution/Wholesale - 1.2%
Fossil, Inc.*	2,100	59,283
LKQ Corp.*	4,400	74,668
		133,951
Diversified Operations - 0.7%
Compass Diversified Holdings	5,600	78,064
Electronic Components-Semiconductors - 3.2%
Macrovision Solutions Corp.*	4,400	67,672
Monolithic Power Systems, Inc.*	4,600	79,902
ON Semiconductor Corp.*	11,400	77,064
PMC - Sierra, Inc.*	10,400	77,168
Renesola Ltd. - ADR*	4,600	48,254
		350,060
Electronic Design Automations - 0.8%
Mentor Graphics Corp.*	7,800	88,530
Electronic Measure Instruments - 0.7%
Itron, Inc.*	900	79,677
Energy-Alternate Sources - 0.5%
Canadian Solar, Inc.*	2,600	50,778
Engineering/R & D Services - 0.8%
EMCOR Group, Inc.*	3,200	84,224
Enterprise Software/Services - 2.9%
Concur Technologies, Inc.*	1,700	65,042
Lawson Software, Inc.*	10,400	72,800
Mantech International Corp. Cl. A*	2,000	118,580
Taleo Corp. Cl. A*	2,800	55,692
		312,114
E-Services/Consulting - 1.3%
GSI Commerce, Inc.*	5,100	78,948
Websense, Inc.*	2,500	55,875
		134,823
Finance-Consumer Loans - 0.7%
Portfolio Recovery Associates, Inc.*	1,500	72,945
Finance-Investment Bankers/Brokers - 2.6%
Knight Capital Group, Inc. Cl. A*	4,800	71,328
Raymond James Financial, Inc.	3,000	98,940
SWS Group, Inc.	5,400	108,864
		279,132
Food-Miscellaneous/Diversified - 0.8%
Diamond Foods, Inc.	3,200	89,696
Food-Wholesale/Distribution - 1.8%
Spartan Stores, Inc.	4,000	99,520
United Natural Foods, Inc.*	3,600	89,964
		189,484
Footwear & Related Apparel - 1.4%
Skechers U.S.A, Inc. Cl. A*	3,200	53,856
Steven Madden, Ltd.*	3,800	94,164
		148,020
Hazardous Waste Disposal - 0.7%
American Ecology Corp.	2,600	71,942
Industrial Automation/Robotics - 0.5%
Cognex Corp.	2,600	52,416

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of Shares	Value
Internet Applications Software - 0.7%
Cybersource Corp.*	4,800	$77,328
Internet Security - 0.6%
Vasco Data Security International, Inc.*	5,900	61,124
Machinery-General Industry - 2.0%
Altra Holdings, Inc.*	5,300	78,228
DXP Enterprises, Inc.*	1,200	63,972
Wabtec Corp.	1,400	71,722
		213,922
Medical Instruments - 4.9%
Bruker Corp.*	7,100	94,643
Integra LifeSciences Holdings Corp.*	1,700	74,851
Kensey Nash Corp.*	2,800	88,088
Natus Medical, Inc.*	4,300	97,438
NuVasive, Inc.*	1,600	78,928
Thoratec Corp.*	3,400	89,250
		523,198
Medical Labs & Testing Services - 1.8%
Bio-Reference Labs, Inc.*	3,500	101,150
Icon PLC - ADR*	2,300	87,975
		189,125
Medical Laser Systems - 0.5%
Cynosure, Inc. Cl. A*	2,800	50,232
Medical Products - 4.5%
American Medical Systems Holdings, Inc.*	3,800	67,488
China Medical Technologies, Inc. - ADR	2,300	74,934
Exactech, Inc.*	3,200	71,168
Haemonetics Corp.*	1,500	92,580
Wright Medical Group, Inc.*	3,200	97,408
Zoll Medical Corp.*	2,500	81,800
		485,378
Medical-Biomedical/Genetics - 5.2%
Alexion Pharmaceuticals, Inc.*	2,600	102,180
Medicines Co.*	3,800	88,236
Myriad Genetics, Inc.*	1,300	84,344
OSI Pharmaceuticals, Inc.*	1,900	93,651
Regeneron Pharmaceuticals, Inc.*	2,700	58,941
Savient Pharmaceuticals, Inc.*	2,600	38,766
United Therapeutics Corp.*	900	94,653
		560,771
Medical-Drugs - 1.8%
Eurand NV*	4,100	74,456
Pharmasset, Inc.*	2,800	55,860
Rigel Pharmaceuticals, Inc.*	2,800	65,380
		195,696
Medical-Nursing Homes - 0.7%
Sun Healthcare Group, Inc.*	5,400	79,164
Medical-Outpatient/Home Medical Care - 0.6%
LHC Group, Inc.*	2,100	59,808
Networking Products - 0.8%
Polycom, Inc.*	3,500	80,955
Oil Companies-Exploration & Production - 1.7%
EXCO Resources, Inc.*	4,000	65,280
GMX Resources, Inc.*	1,500	71,700
Venoco, Inc.*	3,700	48,100
		185,080
Oil-Field Services - 3.0%
Cal Dive International, Inc.*	7,700	81,620
Hornbeck Offshore Services, Inc.*	1,300	50,206
Matrix Service Co.*	4,000	76,400
Tetra Technologies, Inc.*	4,200	58,170
Willbros Group, Inc.*	2,100	55,650
		322,046
Pharmacy Services - 0.9%
HealthExtras, Inc*	3,500	91,420
Physical Practice Management - 0.6%
IPC The Hospitalist Co., Inc.*	2,500	64,250
Power Conversion/Supply Equipment - 1.2%
Energy Conversion Devices, Inc.*	900	52,425
Powell Industries, Inc.*	1,800	73,458
		125,883
Private Corrections - 0.8%
Cornell Cos., Inc.*	3,000	81,540
Property/Casualty Insurance - 0.6%
Amtrust Financial Services, Inc.	4,600	62,514
Research & Development - 1.6%
Kendle International, Inc.*	2,100	93,891
Parexel International Corp.*	2,900	83,114
		177,005
Retail-Apparel/Shoe - 4.6%
Aeropostale, Inc.*	2,300	73,853
Brown Shoe Co., Inc.	4,200	68,796
Collective Brands, Inc.*	5,100	93,381
Dress Barn, Inc.*	5,000	76,450
JOS. A Bank Clothiers, Inc.*	1,900	63,840
Phillips-Van Heusen Corp.	1,700	64,447
The Childrens Place Retail Stores, Inc.*	1,700	56,695
		497,462
Retail-Convenience Store - 0.8%
Pantry, Inc.*	3,900	82,641
Retail-Miscellaneous/Diversified - 0.5%
Pricesmart, Inc.	3,200	53,568
Retail-Perfume & Cosmetics - 0.7%
Ulta Salon Cosmetics & Fragrance, Inc.*	6,000	79,680
Retail-Restaurants - 2.5%
Buffalo Wild Wings, Inc.*	2,100	84,504
CBRL Group, Inc.	2,600	68,380
CKE Restaurants, Inc.	6,600	69,960
Jack in the Box, Inc.*	2,300	48,530
		271,374
Seismic Data Collection - 0.7%
ION Geophysical Corp.*	5,300	75,207
Semiconductor Components - Integrated Circuits - 1.6%
O2Micro International, Ltd. - ADR*	8,100	29,403
Pericom Semiconductor Corp.*	6,600	69,300
TriQuint Semiconductor, Inc.*	16,000	76,640
		175,343
Telecommuications Services - 1.7%
NTELOS Holdings Corp.	3,300	88,737
Premiere Global Services, Inc.*	6,500	91,390
		180,127

See Accompanying Notes to Financial Statements.

U.S. EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of Shares	Value
Telecommunication Equipment - 0.3%
Arris Group, Inc.*	4,300	$33,239
Telecommunication Equipment-Fiber Optics - 0.8%
IPG Photonics Corp.*	4,400	85,844
Textile-Apparel - 0.5%
Perry Ellis International, Inc.*	3,500	52,185
Theaters - 0.1%
Cinemark Holdings, Inc.	400	5,440
Therapeutics - 0.9%
Alnylam Pharmaceuticals, Inc.*	1,800	52,110
Medarex, Inc.*	7,100	45,937
		98,047
Transport-Air Freight - 0.7%
Atlas Air Worldwide Holdings, Inc.*	1,900	76,589
Transport-Equipment & Leasing - 1.1%
GATX Corp.	1,400	55,398
TAL International Group, Inc.	3,100	64,542
		119,940
Transport-Marine - 0.6%
Gulfmark Offshore, Inc.*	1,400	62,832
Transport-Rail - 0.8%
Genesee & Wyoming, Inc. Cl. A*	2,200	82,544
Transport-Services - 0.5%
Pacer International, Inc.	3,200	52,704
Transport-Truck - 2.0%
Con-way, Inc.	1,800	79,398
Old Dominion Freight Line, Inc.*	2,500	70,850
Saia, Inc.*	4,700	62,416
		212,664
Ultra Sound Imaging Systems - 0.7%
SonoSite, Inc.*	2,300	72,220
Vitamins & Nutrition Products - 1.4%
Herbalife, Ltd.	1,900	75,088
NBTY, Inc.*	2,500	73,800
		148,888
Water Treatment Systems - 0.5%
Energy Recovery, Inc.*	6,100	58,499
Total Common Stock (Cost: $11,431,122)		10,872,593
Total Investments - 100.7% (Cost: $11,431,122)		10,872,593
Liabilities In Excess of Other Assets - (0.7%)		(77,564)
Net Assets - 100.0%		$10,795,029
*      Non-income producing securities.
ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	38.4%
Industrial	18.0
Consumer, Cyclical	15.4
Technology	11.6
Communications	6.1
Energy	5.4
Financial	4.5
Diversified	0.7
Basic Materials	0.6
Total Investments	100.7
Liabilities in excess of other assets	(0.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. ULTRA MICRO CAP FUND

Management Team: John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Ultra Micro Cap Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with market capitalizations below the median of the Russell Microcap Growth Index at time of purchase.

Market Overview: The Russell Microcap Growth Index posted a loss between April 1 and September 30, 2008. The market environment was volatile, as four months of strong gains in the index were eclipsed by sharp declines in June and September.

The period started on a positive note, with the Federal Reserve cutting interest rates 0.25% in April, and smaller companies reporting healthy first quarter earnings growth, excluding financials. Stock prices subsequently retreated in June on concerns about rising inflation and news of credit write-downs by banks. Downbeat news on the economy contributed to the selling pressure, including the largest spike in the unemployment rate since 1986.

Stocks regained their footing over the summer, as falling oil prices, some encouraging economic data and hopes for a bottom in the housing market lifted investor confidence. However, that confidence was shattered in September, when a dramatic series of events in the financials sector triggered a broad sell-off in equities. Mortgage-related losses impaired the ability of several large financial institutions to access the capital markets, and they were taken over by the government, sold or, in one case, forced into bankruptcy. Unsure of which firm might be next, risk aversion soared and lending tightened up. As September drew to a close, Congress was negotiating the terms of a $700 billion bank rescue package — the largest proposed federal market intervention since Franklin Roosevelt’s New Deal.

Performance: During the six months ended September 30, 2008, the Fund’s Class I shares declined 4.74% but outperformed the Russell Microcap Growth Index, which fell 5.76%.

Portfolio Specifics: The Fund’s outperformance was driven by stock selection in the industrials, consumer discretionary and financials sectors. Top-performing holdings included DXP Enterprises, a distributor of pumps that saw strong demand from customers in the food/beverage and energy markets; G-III Apparel, a sportswear manufacturer that was recognized for the growth potential of its national and private-label brands; and Life Partners, a provider of life settlement transactions that benefited from increasing awareness of its industry. NCI, a supplier of Web management services to government entities, was another top contributor, helped by its high percentage of recurring revenue.

Overall, the Fund’s sector exposures, which are a byproduct of our bottom-up investment decisions, negatively impacted relative results. For example, an overweight in consumer discretionary stocks and an underweight in health care were unfavorable. Consumer discretionary was one of the worst-performing sectors in the index, as high food and gasoline prices cut into spending on non-essential items. Health care was one of the few sectors to generate a gain, supported by a general preference for companies with stable demand characteristics in the turbulent investment environment.

Market Outlook: The stock market is likely to remain volatile over the coming months as investors measure the impact of the government rescue package and other policy steps aimed at stabilizing the financial system and economy. While it may take time for the environment to improve, it is worth noting that equities have recovered from significant shocks in the past.

As events unfold, we believe our research-driven investment process will continue to identify stocks for the Fund that are poised to outperform.

U.S. ULTRA MICRO CAP FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of Shares	Value
Common Stock - 98.3%
Air Pollution Control Equipment - 1.2%
Met-Pro Corp.	1,256	$18,325
Apparel Manufacturers - 1.8%
G-III Apparel Group, Ltd.*	1,487	27,822
Applications Software - 1.7%
Ebix, Inc.*	274	25,745
Chemicals-Specialty - 1.2%
American Pacific Corp.*	1,362	17,788
Commercial Banks-Western US - 1.2%
Center Financial Corp.	1,400	17,878
Commercial Services - 1.1%
Medifast, Inc.*	2,500	17,025
Communications Software - 1.3%
Seachange International, Inc.*	2,100	20,286
Computer Services - 1.4%
Furmanite Corp.*	2,049	21,187
Computer Software - 1.0%
Double-Take Software, Inc.*	1,554	15,462
Computers-Integrated Systems - 2.0%
NCI, Inc. Cl. A*	1,088	30,986
Computers-Memory Devices - 0.8%
Datalink Corp.*	2,900	12,644
Computers-Peripheral Equipment - 2.4%
iCAD, Inc.*	5,300	16,907
Transact Technologies, Inc.*	2,469	19,653
		36,560
Cosmetics & Toiletries - 0.9%
Parlux Fragrances, Inc.*	2,727	14,017
Data Processing/Management - 0.7%
Versant Corp.*	551	10,667
Diagnostic Equipment - 0.8%
Home Diagnostics, Inc.*	1,290	12,487
Distribution/Wholesale - 1.0%
FGX International Holdings, Ltd.*	1,400	15,498
Electric Products-Miscellaneous - 0.8%
Harbin Electric, Inc.*	1,034	12,253
Electronic Components-Miscellaneous - 0.8%
Chyron International Corp.*	2,818	11,554
Electronic Components-Semiconductors - 0.9%
Ceva, Inc.*	1,662	13,795
Electronic Security Devices - 1.1%
Digital Ally, Inc.*	2,385	16,385
Engineering/R & D Services - 1.0%
Argan, Inc.*	1,000	15,480
Enterprise Software/Services - 1.1%
Opnet Technologies, Inc.*	1,400	17,052
Food-Miscellaneous/Diversified - 2.9%
American Italian Pasta Co.*	1,720	28,552
Overhill Farms, Inc.*	3,193	16,444
		44,996
Hazardous Waste Disposal - 0.8%
Heritage-Crystal Clean, Inc.*	940	12,690
Health Care Cost Containment - 1.1%
Integramed America, Inc.*	2,400	17,040
Heart Monitors - 1.6%
Cardiac Science Corp.*	2,358	24,429
Human Resources - 1.3%
On Assignment, Inc.*	2,536	19,984
Industrial Automation/Robotics - 0.8%
Adept Technology, Inc. Cl. A*	1,409	12,315
Instruments-Controls - 0.7%
Spectrum Control, Inc.*	1,353	10,107
Insurance Brokers - 1.6%
Life Partners Holdings, Inc.	688	24,747
Machinery Tools & Relative Products - 0.9%
K-Tron International, Inc.*	110	14,171
Machinery-General Industry - 1.0%
DXP Enterprises, Inc.*	288	15,353
Medical Imaging Systems - 1.7%
IRIS International, Inc.*	1,436	25,704
Medical Instruments - 1.8%
AtriCure, Inc.*	1,511	15,140
SenoRx, Inc.*	2,686	13,269
		28,409
Medical Labs & Testing Services - 1.5%
Bio-Imaging Technologies, Inc.*	2,979	22,998
Medical Laser Systems - 0.8%
Cynosure, Inc. Cl. A*	649	11,643
Medical Products - 8.0%
Alphatec Holdings, Inc.*	3,587	16,500
Atrion Corp.	206	21,224
ATS Medical, Inc.*	7,025	20,302
Exactech, Inc.*	978	21,751
Synovis Life Technologies, Inc.*	1,143	21,512
Vnus Medical Technologies, Inc.*	1,054	22,060
		123,349
Medical-Biomedical/Genetics - 3.6%
Avigen, Inc.*	3,800	15,200
CryoLife, Inc.*	1,692	22,199
RTI Biologics, Inc.*	1,972	18,438
		55,837
Medical-Drugs - 0.8%
Santarus, Inc.*	5,700	11,571
Medical-Outpatient/Home Medical Care - 3.5%
Allied Healthcare International, Inc.*	7,542	14,330
Almost Family, Inc.*	600	23,730
NovaMed, Inc.*	3,400	16,116
		54,176
MRI/Medical Diagnostic Imaging Centers - 0.5%
RadNet, Inc.*	2,014	8,076
Oil Companies-Exploration & Production - 2.4%
Double Eagle Petroleum Co.*	1,051	15,008
Meridian Resource Corp.*	5,300	9,752
NGAS Resources, Inc.*	2,516	11,951
		36,711
Oil Field Machinery & Equipment - 0.6%
Mitcham Industries, Inc.*	936	9,444
Oil-Field Services - 0.7%
Boots & Coots International Control, Inc.*	5,564	10,739

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of Shares	Value
Optical Supplies - 1.0%
Staar Surgical Co.*	3,297	$14,804
Patient Monitoring Equipment - 1.4%
Somanetics Corp.*	1,018	22,264
Physical Therapy/Rehabilitation Centers - 1.5%
US Physical Therapy, Inc.*	1,290	22,394
Power Conversion/Supply Equipment - 1.1%
C&D Technologies, Inc.*	3,052	17,335
Private Corrections - 1.3%
Cornell Cos., Inc.*	715	19,434
Property/Casualty Insurance - 1.3%
Meadowbrook Insurance Group, Inc.	2,867	20,241
Research & Development - 1.1%
Exponent,Inc.*	515	17,041
Retail-Apparel/Shoe - 4.4%
Cache, Inc.*	932	6,403
HOT Topic, Inc.*	3,902	25,792
Shoe Carnival, Inc.*	1,252	20,508
The Wet Seal, Inc. Cl. A*	3,993	14,494
		67,197
Retail-Automobile - 0.9%
America’s Car-Mart, Inc.*	775	14,407
Retail-Computer Equipment - 0.6%
PC Mall, Inc.*	1,379	9,419
Retail-Discount - 1.1%
Citi Trends, Inc.*	1,048	17,072
Retail-Drug Store - 1.1%
Allion Healthcare, Inc.*	2,929	17,428
Retail-Miscellaneous/Diversified - 0.9%
Titan Machinery, Inc.*	635	13,214
Retail-Restaurants - 2.2%
Einstein Noah Restaurant Group, Inc.*	1,563	15,755
McCormick & Schmick’s Seafood Restaurants, Inc.*	1,864	18,155
		33,910
Savings & Loans/Thrifts-Eastern US - 2.9%
OceanFirst Financial Corp.	1,101	19,950
United Financial Bancorp, Inc.	1,647	24,458
		44,408
Semiconductor Components - Integrated Circuits - 0.9%
Techwell, Inc.*	1,396	13,164
Semiconductor Equipment - 2.2%
Amtech Systems, Inc.*	1,435	13,360
Ultra Clean Holdings*	1,864	9,394
Ultratech, Inc.*	966	11,689
		34,443
Textile-Apparel - 1.0%
Perry Ellis International, Inc.*	1,048	15,626
Transactional Software - 1.2%
Yucheng Technologies, Ltd.*	1,829	18,564
Transport-Marine - 0.8%
CAI International, Inc.*	1,107	12,243
Transport-Services - 0.9%
Vitran Corp., Inc.*	1,004	13,524
Transport-Truck - 3.2%
Celadon Group, Inc.*	1,606	18,421
Saia, Inc.*	1,425	18,924
USA Truck, Inc.*	747	11,915
		49,260
Wireless Equipment - 1.0%
Globecomm Systems, Inc.*	1,748	15,278
Total Common Stock (Cost: $1,547,154)		1,518,055

	Principal Amount
Short Term Investments - 3.3%
Time Deposit - 3.3%
Brown Brothers Harriman & Co. - Grand Cayman 3.470%, 10/01/08 (Cost: $50,577)	$50,577	50,577
Total Investments - 101.6% (Cost: $1,597,731)		1,568,632
Liabilities In Excess of Other Assets - (1.6%)		(24,874)
Net Assets - 100.0%		$1,543,758
*    Non-income producing securities.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	37.8%
Industrial	17.4
Technology	16.2
Consumer, Cyclical	14.0
Financial	7.0
Energy	3.7
Basic Materials	1.2
Communications	1.0
Short Term Investments	3.3
Total Investments	101.6
Liabilities in excess of other assets	(1.6)
Net Assets	100.0%
See Accompanying Notes to Financial Statements.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

Management Team: James Li, Ph.D., CFA, Portfolio Manager; Jane Edmondson, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the Russell 1000 Growth Index at time of purchase.

Market Overview: The Russell 1000 Growth Index, a barometer of U.S. large-cap growth stocks, posted a loss during the six months ended September 30, 2008. The decline was part of a broad sell-off in the market that pressured equities across styles and capitalization ranges.

The period began on a positive note, with the index generating strong gains in April and May amid optimism the emergency steps taken by the Federal Reserve in March would ease strains in the credit markets. An interest rate cut from the Fed on April 30, as well as some encouraging reports on the economy, further boosted investor sentiment.

Gains from the spring subsequently gave way to steep losses, which were driven by:

•	Further deterioration in mortgage-linked assets that led to the bankruptcy, sale or government takeover of several large financial institutions

•	Seizing up of the credit markets, as uncertainty about which institution might be next to fail made banks afraid to lend, even to each other

•	Worsening outlook for the economy and weak corporate earnings, with second quarter profits for S&P 500 companies down more than 22%

At the end of September, investors were awaiting the fate of legislation that would allow the Treasury to buy up to $700 billion of illiquid mortgage securities from financial firms.

Performance: The Fund’s Class I shares lost 9.44% between April 1 and September 30, 2008 but outperformed the Russell 1000 Growth Index, which fell 11.23%.

Portfolio Specifics: The Fund’s outperformance was driven by stock selection, which was strongest in the energy, consumer discretionary and industrials sectors. Areas of relative weakness included stock selection in the financials sector and an overweight in consumer discretionary companies, which lagged the broad market amid high food and gas prices.

At the individual stock level, some of our best-performing holdings were Amgen, Wal-Mart Stores and McDonald’s, which all generated double-digit gains. Optimistic business prospects and better-than-expected earnings growth boosted biotechnology firm Amgen. Wal-Mart, a defensive name in the consumer staples sector, continued to post solid same-store sales growth in a difficult retail environment. Fast food chain McDonald’s benefited from positive sales trends outside the United States and resilience in its U.S. business.

Holdings remained well-diversified throughout the period, consistent with our risk-controlled approach to portfolio construction. On September 30, the Fund’s largest overweights versus the Russell 1000 Growth Index were in the health care (+3.1%) and energy (+2.8%) sectors. The largest underweights were in financials (-3.4%) and information technology (-2.3%).

Market Outlook: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 1000 Growth Index in both up and down markets.

Through consistent application of our systematic, model-driven process, we believe that the Fund will continue to add value to the benchmark.

Comparison of Change in Value of a $250,000 Investment in U.S. Systematic Large Cap Growth Fund Class I and II Shares with the Russell 1000 Growth Index.

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
U.S. Systematic Large Cap Growth Fund Class I	-22.40%	4.00%	1.12%
Russell 1000 Growth Index	-20.88%	3.74%	0.59%

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
U.S. Systematic Large Cap Growth Fund Class II	-22.27%	4.77%	1.50%
Russell 1000 Growth Index	-20.88%	3.74%	0.59%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I and II shares compared with the Russell 1000 Growth Index for the periods indicated. The Fund’s Class I and II shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I and II shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999 and Class II shares on September 30, 2005. The historical performance of Class II shares includes the performance of Class I shares for periods prior to the inception of Class II. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Common Stock - 98.6%
Aerospace/Defense - 2.8%
Boeing Co.	3,000	$172,050
Northrop Grumman Corp.	1,500	90,810
		262,860
Agricultural Chemicals - 2.0%
CF Industries Holdings, Inc.	700	64,022
Monsanto Co.	1,200	118,776
		182,798
Apparel Manufacturers - 1.8%
VF Corp.	2,100	162,351
Applications Software - 5.2%
Microsoft Corp.	18,100	483,089
Beverages-Non-alcoholic - 1.8%
PepsiCo, Inc.	2,400	171,048
Building-Residential/Commercial - 1.3%
Pulte Homes, Inc.	8,600	120,142
Cable TV - 0.8%
DISH Network Corp. Cl. A *	3,300	69,300
Chemicals-Diversified - 1.0%
Celanese Corp. Cl. A	3,400	94,894
Coal - 0.8%
Foundation Coal Holdings, Inc.	1,000	35,580
Walter Industries, Inc.	800	37,960
		73,540
Commercial Services - 1.0%
Alliance Data Systems Corp.*	1,500	95,070
Commercial Services-Finance - 0.4%
Mastercard, Inc. Cl. A	200	35,466
Computers - 6.6%
Hewlett-Packard Co.	6,500	300,560
International Business Machines Corp.	2,700	315,792
		616,352
Computers-Integrated Systems - 1.0%
NCR Corp.*	4,200	92,610
Computers-Memory Devices - 0.8%
Western Digital Corp.*	3,300	70,356
Cosmetics & Toiletries - 1.0%
Procter & Gamble Co.	1,375	95,824
Diversified Manufacturing Operations - 0.9%
Tyco International, Ltd.	2,500	87,550
Electronic Components-Semiconductors - 1.1%
Intel Corp.	3,200	59,936
MEMC Electronic Materials, Inc.*	1,400	39,564
		99,500
Energy-Alternate Sources - 0.6%
First Solar, Inc.*	300	56,673
Engineering/R & D Services - 1.3%
Fluor Corp.	1,600	89,120
The Shaw Group, Inc.*	900	27,657
		116,777
Engines-Internal Combust - 1.2%
Cummins, Inc.	2,500	109,300
Internet Security - 1.3%
Symantec Corp.*	6,200	121,396
Linen Supply & Relative Items - 1.3%
Cintas Corp.	4,200	120,582
Machinery-Construction & Mining - 1.3%
Bucyrus International, Inc. Cl. A	2,600	116,168
Medical Instruments - 3.9%
Boston Scientific Corp.*	8,200	100,614
Medtronic, Inc.	3,300	165,330
St. Jude Medical, Inc.*	2,300	100,027
		365,971
Medical Products - 1.8%
Johnson & Johnson	2,400	166,272
Medical-Biomedical/Genetics - 2.8%
Amgen, Inc.*	3,300	195,591
Celgene Corp.*	1,000	63,280
		258,871
Medical-Drugs - 4.0%
Eli Lilly & Co.	2,800	123,284
Forest Laboratories, Inc.*	5,600	158,368
Merck & Co., Inc.	2,800	88,368
		370,020
Medical-HMO - 1.0%
Aetna, Inc.	2,500	90,275
Medical-Hospitals - 1.0%
Community Health Systems, Inc.*	3,000	87,930
Metal-Diversified - 1.0%
Freeport-McMoRan Copper & Gold, Inc.	1,700	96,645
Metal-Iron - 0.3%
Cleveland-Cliffs, Inc.	500	26,470
Multi-line Insurance - 1.1%
ACE, Ltd.	1,900	102,847
Networking Products - 4.6%
Cisco Systems, Inc.*	19,000	428,640
Office Automation & Equipment - 1.1%
Pitney Bowes, Inc.	3,100	103,106
Oil & Gas Drilling - 3.6%
Diamond Offshore Drilling, Inc.	1,500	154,590
ENSCO International, Inc.	3,100	178,653
		333,243
Oil Companies-Exploration & Production - 4.1%
Apache Corp.	1,800	187,704
Occidental Petroleum Corp.	1,600	112,720
Southwestern Energy Co.*	2,600	79,404
		379,828
Oil Companies-Integrated - 3.0%
Exxon Mobil Corp.	3,000	232,980
Hess Corp.	500	41,040
		274,020
Oil Field Machine & Equipment - 0.9%
National Oilwell Varco, Inc.*	1,600	80,368
Pharmacy Services - 2.9%
Medco Health Solutions, Inc.*	2,500	112,500
Omnicare, Inc.	5,300	152,481
		264,981

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Retail-Apparel/Shoe - 2.2%
Limited Brands, Inc.	3,900	$67,548
Polo Ralph Lauren Corp. Cl. A	2,000	133,280
		200,828
Retail-Discount - 4.2%
Wal-Mart Stores, Inc.	6,500	389,285
Retail-Restaurants - 2.8%
McDonald’s Corp.	2,700	166,590
Panera Bread Co. Cl. A*	1,900	96,710
		263,300
Semiconductor Components-Integrated Circuits - 0.6%
Integrated Device Technology, Inc.*	7,600	59,128
Telephone-Integrated - 0.9%
Verizon Communications, Inc.	2,700	86,643
Tobacco - 5.3%
Altria Group, Inc.	12,400	246,016
Philip Morris International, Inc.	5,200	250,120
		496,136
Transport-Marine - 0.7%
Frontline Ltd.	1,400	67,298
Transport-Rail - 3.5%
CSX Corp.	3,500	190,995
Norfolk Southern Corp.	1,200	79,452
Union Pacific Corp.	700	49,812
		320,259
Vitamins & Nutrition Products - 0.5%
Herbalife, Ltd.	1,100	43,472
Web Portals/ISP - 2.6%
Google, Inc. Cl. A*	300	120,156
Sohu.com, Inc.*	2,200	122,650
		242,806
Wireless Equipment - 1.1%
QUALCOMM, Inc.	2,400	103,128
Total Common Stock (Cost: $9,601,811)		9,155,416

	Principal
	Amount
Short Term Investments - 1.4%
Time Deposit - 1.4%
Citibank London
3.470%, 10/01/08
(Cost: $126,505)	$126,505	126,505
Total Investments - 100.0% (Cost: $9,728,316)		9,281,921
Other Assets In Excess Of Liabilities - 0.0%		4,224
Net Assets - 100.0%		$9,286,145
* Non-income producing securities.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	27.5%
Technology	16.4
Energy	12.9
Consumer, Cyclical	12.8
Industrial	11.6
Communications	11.3
Basic Materials	4.3
Financial	1.1
Consumer Non-cyclical	0.7
Short Term Investments	1.4
Total Investments	100.0
Other assets in excess of liabilities	0.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. SMALL TO MID CAP GROWTH FUND

Management Team: John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Small to Mid Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of U.S. companies with small to mid (SMID) market capitalizations similar to the Russell 2500 Growth Index at time of purchase.

Market Overview: The small- to mid-cap growth segment of the U.S. stock market, as measured by the Russell 2500 Growth Index, registered a decline from April 1 to September 30, 2008. Losses were concentrated in September, when deteriorating mortgage-related assets threatened the solvency of several major financial institutions. The fourth-largest U.S. securities firm ended up in bankruptcy, while others were considered too big to fail and received help from the government. Against this uncertain backdrop:

•	Banks became afraid to lend, even to each other, and the short-term credit markets slowed to a near standstill

•	Investors withdrew nearly $250 billion from money market accounts in a ten-day period after one fund’s value fell below $1 per share

•	A widely followed measure of stock market volatility spiked to a record high

Policymakers moved quickly to try and calm the markets. For example, the Federal Reserve injected huge amounts of liquidity into the financial system, and the Treasury unveiled a $50 billion insurance plan for money market funds and a $700 billion bank rescue package. The period ended on hopes that Congress would approve the $700 billion package after voting it down on September 29.

Performance: The Fund’s Class I shares posted a 7.87% decline between April 1 and September 30, 2008, outperforming the Russell 2500 Growth Index, which lost 8.91%.

Portfolio Specifics: The Fund’s outperformance was driven by stock selection, which was strongest in the energy sector. Two of the top contributors in the portfolio were Continental Resources, an exploration and production company, and Matrix Service, a provider of maintenance and construction services to the petroleum industry. Continental Resources benefited from high oil prices and the acreage it controls in the Bakken shale, a formation estimated to have significant oil reserves. Matrix Service met a critical project deadline and was also recognized for its sizeable order backlog and new business pipeline. Stock selection in the industrials sector was another source of relative strength, where Allied Waste Industries was a top performer. This waste services company reported better-than-expected earnings, supported by price increases, and announced plans to merge with a competitor.

Areas of relative weakness included stock selection in the health care sector and an overweight in consumer discretionary stocks that resulted from our bottom-up investment process. Consumer discretionary was one of the worst-performing sectors in the index due to the numerous challenges facing consumers, including falling home values, high gasoline prices and dimming job prospects.

Market Outlook: The stock market is likely to remain volatile over the coming months as investors measure the impact of the government rescue package and other policy steps aimed at stabilizing the financial system and economy. While it may take time for the environment to improve, it is worth noting that equities have recovered from significant shocks in the past.

Despite the uncertainty in the market, we believe that our focus on individual stock selection will lead to strong, long-term performance in the Fund.

Comparison of Change in Value of a $250,000 Investment in U.S. Small to Mid Cap Growth Fund Class I with the Russell 2500 Growth Index.

Annualized Total Returns As of 9/30/08
		Since
	1 Year	Inception
U.S. Small to Mid Cap Growth Fund Class I	-22.70%	-14.64%
Russell 2500 Growth Index	-20.70%	-14.48%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares with the Russell 2500 Growth Index for the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends and capital gain distributions. The total returns do not show the effects of income taxes on an individuals’ investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2500 Growth Index is an unmanaged index comprised of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index is considered generally representative of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investment into any index.

U.S. SMALL TO MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Common Stock - 96.4%
Aerospace/Defense-Equipment - 2.3%
Kaman Corp.	1,400	$39,872
Orbital Sciences Corp. *	1,800	43,146
Triumph Group, Inc.	400	18,284
		101,302
Airlines - 1.0%
Allegiant Travel Co.*	1,200	42,384
Apparel Manufacturers - 1.6%
G-III Apparel Group, Ltd.*	2,000	37,420
Jones Apparel Group, Inc.	1,900	35,169
		72,589
Applications Software - 1.2%
Compuware Corp.*	3,800	36,822
Nuance Communications, Inc.*	1,500	18,285
		55,107
Auto/Truck Parts & Equipment-Original - 0.5%
Titan International, Inc.	1,125	23,985
Batteries/Battery Systems - 0.9%
Greatbatch, Inc.*	1,600	39,264
Beverages-Wine/Spirits - 0.6%
Central European Distribution Corp.*	600	27,246
Cellular Telecommunications - 0.8%
NII Holdings, Inc.*	900	34,128
Coffee - 0.6%
Green Mountain Coffee Roasters, Inc.*	700	27,538
Commercial Banks-Western US - 0.8%
SVB Financial Group*	650	37,648
Commercial Services - 0.9%
Quanta Services, Inc.*	1,500	40,515
Computers-Integrated Systems - 0.8%
NCR Corp.*	1,600	35,280
Consulting Services - 4.3%
Forrester Research, Inc.*	1,300	38,116
FTI Consulting, Inc.*	600	43,344
Gartner, Inc. Cl. A*	1,600	36,288
Navigant Consulting, Inc.*	2,100	41,769
Watson Wyatt Worldwide, Inc. Cl. A	700	34,811
		194,328
Consumer Products-Miscellaneous - 0.7%
Jarden Corp.*	1,400	32,830
Containers-Paper/Plastic - 0.9%
Pactiv Corp.*	1,700	42,211
Distribution/Wholesale - 1.6%
Fossil, Inc.*	1,200	33,876
LKQ Corp.*	2,300	39,031
		72,907
Diversified Manufacturing Operations - 1.5%
Brink’s Co.	700	42,714
SPX Corp.	300	23,100
		65,814
Electronic Components-Semiconductors - 4.4%
LSI Corp.*	5,700	30,552
Macrovision Solutions Corp.*	2,100	32,298
Monolithic Power Systems, Inc.*	1,800	31,266
ON Semiconductor Corp.*	5,000	33,800
PMC - Sierra, Inc.*	4,200	31,164
Skyworks Solutions, Inc.*	4,600	38,456
		197,536
Electronic Design Automations - 0.9%
Mentor Graphics Corp.*	3,600	40,860
Electronic Measure Instruments - 1.4%
Flir Systems, Inc.*	700	26,894
Itron, Inc.*	400	35,412
		62,306
Energy-Alternate Sources - 0.5%
Canadian Solar, Inc.*	1,200	23,436
Engineering/R & D Services - 1.0%
Stanley, Inc.*	1,200	44,292
Enterprise Software/Services - 1.6%
Ariba, Inc.*	1,500	21,195
Concur Technologies, Inc.*	600	22,956
Taleo Corp. Cl. A*	1,400	27,846
		71,997
Finance-Investment Bankers/Brokers - 0.8%
Raymond James Financial, Inc.	1,100	36,278
Finance-Other Services - 0.8%
The Nasdaq OMX Group*	1,100	33,627
Food-Dairy Products - 0.9%
Dean Foods Co.*	1,700	39,712
Food-Miscellaneous/Diversified - 2.0%
American Italian Pasta Co.*	2,900	48,140
Ralcorp Holdings, Inc.*	600	40,446
		88,586
Food-Wholesale/Distribution - 2.2%
Spartan Stores, Inc.	2,000	49,760
United Natural Foods, Inc.*	1,900	47,481
		97,241
Hazardous Waste Disposal - 0.8%
Stericycle, Inc.*	600	35,346
Home Decoration Products - 0.8%
Newell Rubbermaid, Inc.	2,000	34,520
Instruments-Controls - 0.9%
Mettler Toledo International, Inc.*	400	39,200
Internet Applications Software - 2.0%
Cybersource Corp.*	2,500	40,275
Vocus, Inc.*	1,500	50,940
		91,215
Internet Security - 0.7%
McAfee, Inc.*	900	30,564
Intimate Apparel - 1.0%
The Warnaco Group, Inc.*	1,000	45,290
Machinery-General Industry - 0.6%
Roper Industries, Inc.	500	28,480
Machinery-Pumps - 0.6%
Flowserve Corp.	300	26,631

See Accompanying Notes to Financial Statements.

U.S. SMALL TO MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Medical Instruments - 3.6%
Bruker Corp.*	3,000	$39,990
Integra LifeSciences Holdings Corp.*	900	39,627
NuVasive, Inc.*	900	44,397
Thoratec Corp.*	1,400	36,750
		160,764
Medical Labs & Testing Services - 2.0%
Bio-Reference Labs, Inc.*	1,500	43,350
Icon PLC - ADR*	1,200	45,900
		89,250
Medical Products - 5.5%
Abiomed, Inc.*	2,100	37,275
American Medical Systems Holdings, Inc.*	2,300	40,848
China Medical Technologies, Inc. - ADR	1,000	32,580
Exactech, Inc.*	1,600	35,584
Haemonetics Corp.*	800	49,376
Wright Medical Group, Inc.*	1,700	51,748
		247,411
Medical-Biomedical/Genetics - 5.3%
Alexion Pharmaceuticals, Inc.*	1,200	47,160
Illumina, Inc.*	1,000	40,530
Medicines Co.*	2,100	48,762
Qiagen NV*	2,200	43,406
Savient Pharmaceuticals, Inc.*	1,100	16,401
United Therapeutics Corp.*	400	42,068
		238,327
Medical-Drugs - 1.6%
Cephalon, Inc.*	400	30,996
Rigel Pharmaceuticals, Inc.*	1,700	39,695
		70,691
Medical-Nursing Homes - 1.0%
Sun Healthcare Group, Inc.*	3,000	43,980
Oil & Gas Drilling - 0.5%
Atwood Oceanics, Inc.*	600	21,840
Oil Companies-Exploration & Production - 1.7%
Arena Resources, Inc.*	1,000	38,850
Quicksilver Resources, Inc.*	1,800	35,334
		74,184
Oil-Field Services - 1.0%
Hornbeck Offshore Services, Inc.*	600	23,172
Willbros Group, Inc.*	800	21,200
		44,372
Pharmacy Services - 1.7%
HealthExtras, Inc*	1,400	36,568
Omnicare, Inc.	1,400	40,278
		76,846
Power Conversion/Supply Equipment - 0.4%
JA Solar Holdings Co. Ltd. - ADR*	1,700	17,986
Private Corrections - 0.6%
Corrections Corp. of America*	1,100	27,335
Property/Casualty Insurance - 0.8%
Amtrust Financial Services, Inc.	2,600	35,334
Research & Development - 2.8%
Kendle International, Inc.*	1,000	44,710
Parexel International Corp.*	1,400	40,124
Pharmaceutical Product Development, Inc.	1,000	41,350
		126,184
Respiratory Products - 0.9%
ResMed, Inc.*	900	38,700
Retail-Apparel/Shoe - 7.3%
Brown Shoe Co., Inc.	1,600	26,208
Collective Brands, Inc.*	2,400	43,944
Dress Barn, Inc.*	2,100	32,109
Genesco, Inc.*	1,100	36,828
Guess ?, Inc.	950	33,051
Gymboree Corp.*	800	28,400
Hanesbrands, Inc.*	1,300	28,275
JOS. A Bank Clothiers, Inc.*	900	30,240
Polo Ralph Lauren Corp. Cl. A	500	33,320
The Childrens Place Retail Stores, Inc.*	1,000	33,350
		325,725
Retail-Automobile - 0.8%
Copart, Inc.*	900	34,200
Retail-Computer Equipment - 0.7%
GameStop Corp. Cl. A*	900	30,789
Retail-Convenience Store - 1.0%
Pantry, Inc.*	2,000	42,380
Retail-Discount - 0.7%
Citi Trends, Inc.*	1,900	30,951
Retail-Jewelry - 0.6%
Tiffany & Co.	700	24,864
Retail-Miscellaneous/Diversified - 0.5%
Pricesmart, Inc.	1,400	23,436
Retail-Restaurants - 1.2%
CKE Restaurants, Inc.	3,000	31,800
Jack in the Box, Inc.*	1,100	23,210
		55,010
Seismic Data Collection - 0.6%
ION Geophysical Corp.*	1,900	26,961
Telecommuications Services - 1.8%
NTELOS Holdings Corp.	1,700	45,713
Premiere Global Services, Inc.*	2,600	36,556
		82,269
Telecommunication Equipment-Fiber Optics - 0.9%
IPG Photonics Corp.*	2,000	39,020
Textile-Apparel - 0.5%
Perry Ellis International, Inc.*	1,500	22,365
Transport-Air Freight - 0.9%
Atlas Air Worldwide Holdings, Inc.*	1,000	40,310
Transport-Rail - 0.8%
Genesee & Wyoming, Inc. Cl. A*	1,000	37,520
Transport-Truck - 2.2%
Con-way, Inc.	800	35,288
JB Hunt Transport Services, Inc.	900	30,033
Saia, Inc.*	2,400	31,872
		97,193
Vitamins & Nutrition Products - 1.0%
Herbalife, Ltd.	1,100	43,472
Web Portals/ISP - 0.9%
Sohu.com, Inc.*	700	39,025
Total Common Stock (Cost: $4,561,135)		4,320,887

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Principal
	Amount	Value
Short Term Investments - 2.9%
Time Deposit - 2.9%
Citibank London
3.470%, 10/01/08 (Cost: $130,024)	$130,024	$130,024
Total Investments - 99.3% (Cost: $4,691,159)		4,450,911
Other Assets In Excess Of Liabilities - 0.7%		31,026
Net Assets - 100.0%		$4,481,937
*	Non-income producing securities.
ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008

Percent of
Sector	Net Assets
Consumer, Non-cyclical	38.0%
Consumer, Cyclical	19.7
Industrial	15.7
Technology	9.0
Communications	7.1
Energy	3.7
Financial	3.2
Short Term Investments	2.9
Total Investments	99.3
Other assets in excess of liabilities	0.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. CONVERTIBLE FUND

Management Team: Douglas G. Forsyth, CFA, Portfolio Manager; William L. Stickney, Portfolio Manager; Justin Kass, CFA, Portfolio Manager; Michael E. Yee, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Convertible Fund seeks to maximize total return consisting of capital appreciation and current income by investing primarily in convertible securities of U.S. companies across all market capitalizations.

Market Overview: The Merrill Lynch All Convertibles All Qualities Index fell 16.31% during the six months ended September 30, 2008, driven by losses in September. By way of comparison, the S&P 500 Index and NASDAQ Composite Index were down 10.87% and 8.22%, respectively.

Like U.S. equities, the convertible market rallied in April and May, as first quarter earnings came in better than expected, and investors believed the worst of the financial crisis was behind them. The rebound faded over the summer, however, amid concerns about inflation and the financial health of the two largest U.S. mortgage companies. Then, in September, the equity and convertible markets came under tremendous pressure when the two companies were taken over by the government, and several other major financial institutions ceased to exist as independent entities. Beyond the obvious uncertainty these failures caused, the rapid unwinding of the leveraged positions on their balance sheets had a direct impact on the equity and credit markets. These liquidations found few willing buyers, so even the smallest trades created big price moves. During the period, all industries within the convertible market posted a loss. Health care and telecommunications held up the best, while financials and materials performed the worst.

Performance: The Fund’s Class I shares declined 10.55% during the six months ended September 30, 2008, outperforming the Merrill Lynch All Convertibles All Qualities Index, which fell 16.31%.

Portfolio Specifics: Our positions in the health care and defense industries positively affected the Fund’s relative performance. Health care companies benefited from their stable earnings and cash flows given the flight to safety that occurred. Defense names advanced as the amount of the supplemental defense spending bill came in higher than expected. One of our industrial issuers was acquired at a large premium and, while we did have some exposure to financials, our underweight was a plus.

Positions in the energy and utilities industries hurt relative performance. Energy issuers declined in response to a sharp pullback in oil prices and concerns about the impact the slowing global economy would have on demand. Similarly, utility issuers were lower on fears that the global slowdown would impact future earnings, despite having reported positive second quarter results.

On September 30, the Fund’s conversion premium was 28% versus the market’s premium of 49%. The Fund continues to be well positioned to participate in the upside of the market, while not sacrificing downside protection.

Market Outlook: The outlook for convertibles remains clouded. The financial failures and weak stock market have undercut investor, consumer and business confidence. There are offsetting factors, such as the level of intervention by the government. However, convertible performance is likely to remain volatile, as investors balance the uncertain outlook for the economy, corporate profits and equity valuations versus prior market cycles.

We continue to build the Fund one security at a time by finding companies that are opportunistically capitalizing on change. We are also maintaining our discipline of identifying the best convertibles with the optimal risk/reward profile: 70-80% of the upside and 40-50% of the downside.

Comparison of Change in Value of a $250,000 Investment in U.S. Convertible Fund Class I, II and IV Shares with the Merrill Lynch All Convertibles, All Qualities Index.

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
U.S. Convertible Fund Class I	-15.96%	7.85%	7.86%
Merrill Lynch All Convertibles All Qualities Index	-23.57%	2.28%	5.05%

U.S. CONVERTIBLE FUND

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
U.S. Convertible Fund Class II	-15.92%	7.92%	7.90%
Merrill Lynch All Convertibles All Qualities Index	-23.57%	2.28%	5.05%

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
U.S. Convertible Fund Class IV	-15.79%	7.94%	7.91%
Merrill Lynch All Convertibles All Qualities Index	-23.57%	2.28%	5.05%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I, II and IV shares compared with the Merrill Lynch All Convertibles, All Qualities Index for the periods indicated. The Fund’s Class I, II and IV shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I, II and IV shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999, Class II shares on September 30, 2005 and Class IV shares on December 30, 2006. The historical performance of Class I, II and IV shares includes the performance of Class I shares for periods prior to the inception of Class II. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Merrill Lynch All Convertible All Quality Index represents convertible securities spanning all corporate sectors and having a par amount outstanding of $25 Mil+. Maturities must be at least one year. The coupon range must be equal to or greater than zero and all qualities of bonds are included. Preferred equity redemption stocks are not included nor are component bonds once they are converted into corporate stock.

The unmanaged indexes differ from the Fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Principal
	Amount	Value
Convertible Corporate Bonds - 81.7%
Advertising Agencies - 1.7%
Interpublic Group of Cos, Inc.
4.250%, 03/15/23	$5,020,000	$4,668,600
Aerospace/Defense-Equipment - 1.8%
Orbital Sciences Corp.
2.438%, 01/15/27	4,305,000	4,999,181
Applications Software - 1.5%
Nuance Communications, Inc.
2.750%, 08/15/27	1,730,000	1,598,088
Nuance Communications,Inc. 144A**
2.750%, 08/15/27	2,845,000	2,628,068
		4,226,156
Auto-Cars/Light Trucks - 1.2%
Ford Motor Co.
4.250%, 12/15/36	5,185,000	3,441,544
Batteries/Battery Systems - 1.2%
EnerSys*
3.375%, 06/01/38	4,720,000	3,528,200
Brewery - 1.2%
Molson Coors Brewing Co.
2.500%, 07/30/13	3,075,000	3,340,219
Broadcast Services/Programming - 1.5%
Liberty Media LLC
3.125%, 03/30/23	4,600,000	4,214,750
Cellular Telecommunications - 2.6%
Leap Wireless International, Inc. 144A**
4.500%, 07/15/14	4,880,000	3,824,700
NII Holdings, Inc.
2.750%, 08/15/25	3,685,000	3,666,575
		7,491,275
Coal - 0.5%
Peabody Energy Corp.
4.750%, 12/15/66	1,625,000	1,498,900
Commercial Services - 1.5%
Quanta Services, Inc. 144A**
3.750%, 04/30/26	870,000	1,165,800
Quanta Services, Inc.
3.750%, 04/30/26	2,395,000	3,209,300
		4,375,100
Computer Services - 2.3%
Electronic Data Systems Corp.
3.875%, 07/15/23	6,405,000	6,384,984
Consulting Services - 1.7%
FTI Consulting, Inc.
3.750%, 07/15/12	2,000,000	4,897,500
Electronic Components-Semiconductors - 4.4%
Intel Corp.*
2.950%, 12/15/35	4,645,000	4,081,793
ON Semiconductor Corp.
2.625%, 12/15/26	4,430,000	3,809,800
Skyworks Solutions, Inc.
1.500%, 03/01/12	2,280,000	2,508,000
Skyworks Solutions, Inc.
1.250%, 03/01/10	2,145,000	2,198,625
		12,598,218
Electronic Measure Instruments - 3.2%
Flir Systems, Inc.
3.000%, 06/01/23	1,400,000	4,873,749
Itron, Inc.
2.500%, 08/01/26	2,995,000	4,286,594
		9,160,343
Electronics-Military - 1.6%
Level-3 Communications
Holdings, Inc. 144A**
3.000%, 08/01/35	620,000	679,675
Level-3 Communications
Holdings, Inc.
3.000%, 08/01/35	3,400,000	3,727,250
		4,406,925
Energy-Alternate Sources - 1.7%
Covanta Holding Corp.
1.000%, 02/01/27	4,875,000	4,692,188
Enterprise Software/Services - 2.4%
Lawson Software, Inc.
2.500%, 04/15/12	3,360,000	2,595,600
Sybase, Inc.
1.750%, 02/22/25	3,290,000	4,239,988
		6,835,588
Instruments-Scientific - 2.0%
Fisher Scientific International, Inc.
3.250%, 03/01/24	3,775,000	5,539,813
Life/Health Insurance - 1.9%
Prudential Financial, Inc.++
0.419%, 12/12/36	5,370,000	5,281,395
Machinery-Farm - 1.1%
AGCO Corp.
1.250%, 12/15/36	2,430,000	3,013,200
Machinery-General Industry - 1.5%
Roper Industries, Inc.
1.481%, 01/15/34	6,200,000	4,270,250
Medical Instruments - 3.6%
Medtronic, Inc.
1.625%, 04/15/13	5,015,000	5,015,000
St Jude Medical, Inc.
1.220%, 12/15/08	5,275,000	5,261,812
		10,276,812
Medical-Biomedical/Genetics - 8.4%
Amgen, Inc.
0.375%, 02/01/13	5,670,000	5,131,350
Genzyme Corp.
1.250%, 12/01/23	4,680,000	5,428,799
Illumina, Inc.
0.625%, 02/15/14	2,360,000	4,407,300
Invitrogen Corp.
2.000%, 08/01/23	3,855,000	4,534,444
OSI Pharmaceuticals, Inc.
3.000%, 01/15/38	4,280,000	4,317,450
		23,819,343

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Principal
	Amount	Value
Medical-Drugs - 7.5%
Allergan, Inc. 144A**
1.500%, 04/01/26	$1,800,000	$1,872,000
Allergan, Inc.
1.500%, 04/01/26	2,530,000	2,631,200
Bristol-Myers Squibb Co.++
2.319%, 09/15/23	6,250,000	6,281,249
Teva Pharmaceutical Finance LLC*
0.500%, 02/01/24	4,150,000	5,099,313
Wyeth++
2.621%, 01/15/24	5,560,000	5,433,788
		21,317,550
Medical-Generic Drugs - 1.9%
Watson Pharmaceuticals, Inc.
1.750%, 03/15/23	5,685,000	5,329,688
Oil & Gas Drilling - 3.0%
Nabors Industries, Inc.
0.940%, 05/15/11	4,425,000	3,993,563
Transocean, Inc.
1.500%, 12/15/37	5,065,000	4,609,149
		8,602,712
Oil Companies-Exploration & Production - 1.3%
Chesapeake Energy Corp.
2.500%, 05/15/37	3,780,000	3,633,525
Oil Field Machinery & Equipment - 0.9%
Cameron International Corp.
2.500%, 06/15/26	1,990,000	2,519,838
Power Conversion/Supply Equipment - 1.3%
JA Solar Holdings Co. Ltd.
4.500%, 05/15/13	4,935,000	3,608,719
REITS-Diversified - 2.0%
Digital Realty Trust LP 144A**
4.125%, 08/15/26	3,825,000	5,620,838
REITS-Office Property - 1.6%
Boston Properties LP
3.750%, 05/15/36	4,370,000	4,451,938
Retail-Major Dept Store - 1.4%
TJX Cos., Inc.+
–%, 02/13/21	4,005,000	4,035,038
Semicon Components-Integrated Circuits - 0.1%
Cypress Semiconductor Corp.*
1.000%, 09/15/09	340,000	338,300
Super-Regional Banks-US - 1.7%
US BanCorp.++
1.454%, 09/20/36	4,960,000	4,791,360
Telecommuications Services - 1.9%
Amdocs, Ltd.
0.500%, 03/15/24	5,365,000	5,244,288
Therapeutics - 1.6%
Gilead Sciences, Inc. 144A**
0.625%, 05/01/13	1,905,000	2,424,112
Gilead Sciences, Inc.
0.625%, 05/01/13	1,575,000	2,004,188
		4,428,300
Toys - 1.7%
Hasbro, Inc.
2.750%, 12/01/21	2,924,000	4,722,260
Web Hosting/Design - 1.4%
Equinix, Inc.
2.500%, 04/15/12	4,630,000	4,033,888
Wire & Cable Products - 0.7%
General Cable Corp.
0.875%, 11/15/13	2,360,000	2,106,300
Wireless Equipment - 1.4%
American Tower Corp.
3.000%, 08/15/12	2,220,000	3,929,400
Total Convertible Corporate Bonds (Cost: $249,040,429)		231,674,426

	Number of
	Shares
Common Stock - 1.7%
Aerospace/Defense - 0.7%
Lockheed Martin Corp.	17,141	1,879,853
Medical Instruments - 1.0%
Edwards Lifesciences Corp.*	50,476	2,915,494
Total Common Stock (Cost: $4,568,782)		4,795,347
Convertible Preferred Stock - 13.2%
Agricultural Operations - 1.2%
Bunge, Ltd.
4.875% 12/31/49	37,685	3,259,753
Electric-Generation - 1.3%
AES Trust III
6.750%, 10/15/29	99,243	3,805,969
Electric-Integrated - 1.6%
Entergy Corp.
7.625, 02/17/09	86,105	4,477,460
Finance-Investment Bankers/Brokers - 1.7%
Citigroup, Inc.	116,095	4,759,894
Independent Power Producer - 1.1%
NRG Energy,Inc.
5.75%, 03/16/09	13,955	3,125,920
Metal-Diversified - 0.8%
Freeport-McMoRan Copper & Gold, Inc.
6.375%. 05/01/10	27,215	2,310,826
Multi-line Insurance - 1.4%
XL Capital Ltd.*	146,445	3,917,404
Special Purpose Entity - 1.6%
Omnicare Capital Trust II	110,600	4,424,000
Super-Regional Banks-US - 2.6%
Bank of America Corp.
7.250%, 12/31/49	6,750	5,637,937
Wachovia Corp.	4,240	1,632,400
		7,270,337
Total Convertible Preferred Stock (Cost: $44,717,212)		37,351,563

See Accompanying Notes to Financial Statements.

U.S. CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS  (Unaudited)
As of September 30, 2008

	Principal
	Amount	Value
Short Term Investments - 4.4%
Time Deposit - 4.4%
Citibank London
3.470%, 10/01/08
(Cost: $12,562,843)	$12,562,843	$12,562,843
Total Investments -101.0% (Cost: $310,889,266)		286,384,179
Liabilities In Excess of Other Assets - (1.0)%		(2,686,445)
Net Assets - 100.0%		$283,697,734
*	Non-income producing securities.
**	144A Security. Certain condition for public sale may exist. The total market value of 144A securities owned at September 30, 2008 was $18,215,192 or 6.42% of net assets.
++	The coupon rate shown on floating rate securities represents the rate at September 30, 2008.
+	Zero coupon bond.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008

Percent of
Sector	Net Assets
Consumer, Non-cyclical	29.6%
Industrial	15.1
Financial	14.3
Technology	10.7
Communications	10.4
Energy	7.4
Consumer, Cyclical	4.3
Utilities	4.0
Basic Materials	0.8
Short Term Investments	4.4
Total Investments	101.0
Liabilities in excess of other assets	(1.0)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

GLOBAL EQUITY 130/30 FUND

Management Team: Pedro V. Marcal, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The Global Equity 130/30 Fund seeks to maximize long-term capital appreciation by using fundamental research to identify both long and short investment opportunities that provide diversified exposure to a broad range of U.S. and non-U.S. companies. Normally, approximately 130% of the Fund’s assets will be in long positions and approximately 30% will be in short positions.

Market Overview: The global equity market posted a significant loss during the six months ended September 30, 2008. The downturn was broad-based, with every sector and nearly every country in the MSCI All Country World Index generating a decline. Developed markets were generally more resilient than emerging markets, consistent with the volatile investment environment.

The period began on a strong note, with stock prices climbing higher in April and May on hopes that emergency actions taken by the United States Federal Reserve in March would contain the housing-induced credit crisis. However, stocks retreated in June on inflation concerns and remained under pressure through the end of September as problems in the credit markets intensified. Weakened by losses on mortgage-linked securities, several major U.S. and European financial institutions were unable to raise the capital they needed to shore up their balance sheets. One major U.S. investment bank filed for bankruptcy, and several other global financial institutions were either rescued by their respective governments or sold. Amid worries about which firm might be next, risk aversion soared, lending dried up and equity prices tumbled. Policymakers around the world took steps to bolster investor confidence, but the period ended with uncertainty about how much damage the financial crisis had done to the global economy.

Performance: The Fund’s Class I shares posted a 19.90% loss between April 1 and September 30 2008, and the MSCI All Country World Index declined 17.65%.

Portfolio Specifics: Overall, our long equity positions contributed positively to the Fund’s results versus the index. For example, our holdings in Germany, Hong Kong and Ireland and the financials, materials and information technology sectors outperformed. Holdings in the United Kingdom, Japan and the health care and consumer discretionary sectors underperformed.

The short portion of the portfolio hurt the Fund’s relative results, with areas of underperformance including the United States and the United Kingdom. Short positions in Belgium and Austria benefited the portfolio. An especially helpful short position was a Belgian bank that had heavy exposure to the U.S. housing market and required a capital injection.

Market Outlook: Stock prices are likely to remain volatile as investors measure the impact of the steps policymakers have taken to stabilize their economies and financial systems. While we are optimistic that, over time, the governments’ efforts will be effective in stabilizing global equity markets and encouraging banks to resume lending, we are cautious in drawing expectations about the timing of a recovery.

In this dynamic environment, we believe that our bottom-up stock selection process will identify many exciting investment opportunities for the Fund, both long positions and short.

GLOBAL EQUITY 130/30 FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Common Stock - 105.6%
Australia - 1.4%
Incitec Pivot, Ltd.*	11,360	$46,219
Austria - 0.6%
Erste Group Bank AG	400	19,602
Belgium - 0.5%
InBev NV	296	17,626
Bermuda - 2.5%
Arch Capital Group, Ltd.*	400	29,212
PartnerRe, Ltd.	400	27,236
RenaissanceRe Holdings, Ltd.	500	26,000
		82,448
Brazil - 0.3%
Bolsa de Mercadorias e Futuros - BM&F	1,900	8,372
Canada - 1.2%
Potash Corp. of Saskatchewan	300	39,155
Denmark - 1.2%
Novo Nordisk - ADR	800	40,960
Finland - 0.4%
Outotec OYJ	436	11,676
France - 2.7%
Alstom SA	228	17,138
BNP Paribas	282	26,547
GDF Suez	809	42,066
Suez SA*	95	2,367
		88,118
Germany - 4.0%
E.ON AG	447	22,624
Morphosys AG*	424	26,086
Porsche Automobil Holding SE	148	15,958
RWE AG	215	20,644
SAP AG	900	48,227
		133,539
Hong Kong - 1.1%
HongKong Electric Holdings	5,500	34,867
Ireland - 0.9%
Icon PLC - ADR*	800	30,600
Israel - 1.1%
Teva Pharmaceutical Industries, Ltd. - ADR	800	36,632
Italy - 0.9%
Saipem SpA	945	28,141
Japan - 16.8%
Capcom Co., Ltd.	800	23,021
East JapanRailway Co.	2	15,155
EPS Co., Ltd.	6	19,146
Japan Tobacco, Inc.	5	18,992
Kirin Holdings Co., Ltd.	2,000	26,550
Mitsubishi Estate Co., Ltd.	1,000	19,377
Mitsubishi UFJ Financial Group, Inc.	5,400	46,488
Mizuho Financial Group, Inc.	10	42,611
Nintendo Co., Ltd	200	83,679
Nitori Co., Ltd.	500	30,078
Nomura Holdings, Inc.	1,600	20,453
Secom Co., Ltd.	500	20,968
Sumitomo Mitsui Financial Group, Inc.	8	48,588
T&D Holdings, Inc.	450	23,686
The Japan Steel Works, Ltd.	1,000	12,369
Toyo Tanso Co., Ltd.	500	26,453
Unicharm Corp.	300	30,367
Unicharm Petcare Corp.	1,000	23,426
West Japan Railway Co.	6	26,145
		557,552
Netherlands - 1.1%
Royal KPN NV	2,453	35,616
Spain - 0.7%
Telefonica SA	948	22,669
Sweden - 0.6%
Hennes & Mauritz AB Cl. B	500	20,260
Switzerland - 4.7%
ACE, Ltd.	700	37,891
Nestle SA	970	42,305
Roche Holding AG	290	45,789
Syngenta AG	133	28,546
		154,531
Taiwan - 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	2,412	22,600
United Kingdom - 8.1%
BG Group PLC	1,116	20,414
British American Tobacco PLC	1,733	57,425
Diageo PLC	2,460	41,979
HSBC Holdings PLC	2,400	38,209
Imperial Tobacco Group PLC	848	27,517
SSL International PLC	5,002	40,488
Unilever PLC	729	20,036
Wellstream Holdings PLC*	1,327	24,442
		270,510
United States - 54.4%
Aflac, Inc.	600	35,250
Apple, Inc.*	300	34,098
Bank of America Corp.	2,300	80,500
BlackRock, Inc. Cl. A	100	19,450
Cisco Systems, Inc.*	1,000	22,560
Coca-Cola Co.	600	31,728
Devon Energy Corp.	300	27,360
Exelon Corp.	500	31,310
Exxon Mobil Corp.	900	69,894
FirstEnergy Corp.	400	26,796
Forest Oil Corp.*	500	24,800
Foundation Coal Holdings, Inc.	700	24,906
FPL Group, Inc.	400	20,120
Genentech, Inc.*	300	26,604
General Dynamics Corp.	500	36,810
Helmerich & Payne, Inc.	500	21,595
Hess Corp.	300	24,624
Hewlett-Packard Co.	900	41,616
Hill-Rom Holdings, Inc.	1,100	33,341
HJ Heinz Co.	700	34,979
Intel Corp.	900	16,857
International Business Machines Corp.	600	70,176
Johnson & Johnson	400	27,712
JPMorgan Chase & Co.	1,200	56,040
Lockheed Martin Corp.	400	43,868
Mastercard, Inc. Cl. A	100	17,733
McDonald’s Corp.	400	24,680
Merck & Co., Inc.	1,000	31,560
Microsoft Corp.	1,800	48,042
Monsanto Co.	500	49,490
See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
National Oilwell Varco, Inc.*	1,100	$55,253
Northern Trust Corp.	1,450	104,690
Occidental Petroleum Corp.	300	21,135
Oracle Corp.*	2,500	50,775
Philip Morris International, Inc.	900	43,290
Praxair, Inc.	600	43,044
Procter & Gamble Co.	700	48,783
QUALCOMM, Inc.	600	25,782
Schering-Plough Corp.	2,000	36,940
Schlumberger, Ltd.	600	46,854
Texas Instruments, Inc.	800	17,200
The Bank of New York Mellon Corp.	2,200	71,676
The Goldman Sachs Group, Inc.	500	64,000
Thermo Fisher Scientific, Inc.*	700	38,500
Valero Energy Corp.	1,100	33,338
XTO Energy, Inc.	1,125	52,335
		1,808,094
Total Common Stock (Cost: $3,995,398)		3,509,787
Preferred Stock - 2.1%
Germany - 2.1%
Fresenius SE	600	43,691
Henkel KGaA	714	26,255
		69,946
Total Preferred Stock (Cost: $83,614)		69,946

	Principal
	Amount
Short Term Investments - 1.2%
Time Deposit - 1.2%
Brown Brothers Harriman & Co. - Grand
Cayman 3.470%, 10/01/08	$38,747	38,747
Total Short Term Investments (Cost: $38,747)		38,747
Total Investments - 108.9% (Cost: $4,117,759)		3,618,480
Liabilities In Excess Of Other Assets - (8.9%)		(296,460)
Net Assets - 100.0%		$3,322,020

SCHEDULE OF SECURITIES
SOLD SHORT

	Number of
	Shares	Value
Common Stock - (9.3%)
United States - (9.3%)
iShares MSCI ACWI Index Fund*	2,100	(86,709)
iShares MSCI EAFE Index Fund*	2,300	(129,490)
iShares S&P 500 Index Fund*	800	(94,000)
		(310,199)
Total Common Stock (Proceeds: ($335,934))		(310,199)
Total Securities Sold Short (Proceeds: ($335,934))		(310,199)
*	Non-income producing securities.
ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008

Percent of
Sector	Net Assets
Consumer, Non-cyclical	29.1%
Financial	25.5
Energy	14.3
Technology	11.2
Industrial	6.9
Basic Materials	6.2
Utilities	6.0
Consumer, Cyclical	5.3
Communications	3.2
Short Term Investments	1.2
Total Investments	108.9
Liabilities in excess of other assets	(8.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

GLOBAL SELECT FUND

Management Team: Christopher A. Herrera, Portfolio Manager; Nelson W. Shing, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The Global Select Fund seeks to maximize long-term capital appreciation by investing in companies that, in the opinion of the Investment Adviser, represent the “best of the best” globally.

Market Overview: The global stock market posted a loss from April 1 through September 30, 2008, with much of the weakness occurring in September. While equities in nearly every country declined, emerging markets fared the worst, as the volatile investment environment dampened risk appetites.

After advancing in April and May, global share prices fell sharply in June due to weak economic data, credit write-downs by financial institutions and high commodity prices. Several resource-rich countries, including Brazil and Norway, finished the first half of the period with double-digit gains, but most markets were in negative territory.

Stocks stabilized in July and August, supported by falling commodity prices and a new law giving the U.S. Treasury the authority to rescue America’s two biggest mortgage lenders if needed. However, demand for equities was short-lived, as these and other major U.S. and European financial institutions ceased to exist as independent entities in September. With one firm after another facing insolvency, banks became unwilling to lend, the credit markets seized up and stock prices tumbled. Policymakers around the world took steps to restore investor confidence, including U.S. officials who drafted legislation allowing the Treasury to buy bad mortgage debt.

Downbeat economic news contributed to the broad sell-off in equities. One of the most striking indicators was September’s 53% drop in the Baltic Dry Index, a measure of dry bulk shipping costs that is considered to be a good proxy for global growth.

Performance: During the six months ended September 30, 2008, the Fund’s Class I shares lost 19.76%, and the MSCI All Country World Index declined 17.65%.

Portfolio Specifics: The Fund’s underperformance was driven by stock selection, which was weakest in the United States, Hong Kong and the industrials and financials sectors. Top detractors included a Japan-based trading company that was impacted by softening global economic activity and a U.S.-based provider of glass used in liquid crystal display (LCD) panels that was hurt by a slowdown in LCD manufacturing. Other areas of relative weakness were stock selection in China and the telecommunication services sector and an overweight in materials. Materials was the worst-performing sector in the index due to the decline in prices of metals, grains and other commodities that took place from July through September.

On the other hand, stock selection in the materials sector added significant value, as did stock selection in Israel and Ireland. The Fund’s top contributors included Israel Chemicals, a fertilizer producer, and Ireland-based Icon, a contract research organization serving various health care industries. Heinz, a U.S.-based food company, also posted a strong gain amid favorable pricing and volume trends.

Market Outlook: The U.S. Treasury, Federal Reserve and central banks abroad are acting in an unprecedented fashion to avoid a worsening global financial crisis. While we are hopeful longer term, we have seen little evidence of improvement to date. The credit markets remain frozen, suggesting that the United States, Europe and Japan will enter a recession if they have not already done so. On a positive note, valuations are compelling, especially in emerging countries, although it is likely that earnings estimates will be reduced.

We continue to closely monitor the direction of earnings estimates, monetary policy and economic activity as we seek out the best global growth opportunities for the Fund.

Comparison of Change in Value of a $250,000 Investment in Global Select Fund Class I and II Shares with the MSCI All Country World Index.

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
Global Select Fund Class I	-29.16%	8.14%	11.22%
MSCI All Country World Index	-26.47%	8.53%	4.78%

GLOBAL SELECT FUND

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
Global Select Fund Class II	-29.16%	8.18%	11.24%
MSCI All Country World Index	-26.47%	8.53%	4.78%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I and II shares compared with the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) over the periods indicated. The Fund’s Class I and II shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I and II shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999 and Class II shares on June 30, 2003. The historical performance of Class II shares includes the performance of Class I shares for periods prior to the inception of Class II. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI ACWI is a market capitalization weighted index composed of over 2000 companies. The MSCI ACWI is representative of the market structure of 21 countries in North America, Europe, and the Pacific Rim, excluding closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

GLOBAL SELECT FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Common Stock - 94.5%
Australia - 1.1%
BHP Billiton, Ltd	15,521	$386,114
Brazil - 1.9%
All America Latina Logistica SA	42,300	285,077
Banco do Brasil SA	32,100	378,587
		663,664
Finland - 0.6%
Outotec OYJ	8,390	224,686
France - 5.9%
BNP Paribas	8,066	759,308
Ingenico	16,743	421,463
Neopost SA	6,294	594,919
Vallourec SA	1,385	298,050
		2,073,740
Germany - 5.4%
Bayer AG	6,548	482,492
Henkel KGaA	12,426	384,099
Linde AG	4,295	461,155
RWE AG	6,246	599,732
		1,927,478
Greece - 1.5%
Alpha Bank AE	23,752	514,905
Hong Kong - 0.3%
Melco International Development	400,000	112,933
Ireland - 1.3%
Icon PLC - ADR*	11,800	451,350
Israel - 1.1%
Israel Chemicals, Ltd.	26,431	392,406
Italy - 2.0%
Intesa Sanpaolo SpA	128,170	701,842
Japan - 7.7%
Asics Corp.	65,000	509,447
Marubeni Corp.	87,000	392,519
Mizuho Financial Group, Inc.	172	732,902
Nintendo Co., Ltd	1,400	585,751
Nitori Co., Ltd.	8,650	520,351
		2,740,970
Kuwait - 1.1%
Global Investment House KSCC - GDR
144A**	27,100	392,950
Republic of China - 2.5%
China Green Holdings, Ltd.	228,000	185,068
China Mobile, Ltd.	71,000	713,658
Peace Mark Holdings, Ltd.	314,000	410
		899,136
Spain - 2.9%
Tecnicas Reunidas SA	9,122	387,674
Telefonica SA	27,096	647,938
		1,035,612
Switzerland - 7.0%
ACE, Ltd.	8,600	465,518
Aryzta AG*	12,151	479,641
Nestle SA	22,441	978,726
Roche Holding AG	3,403	537,315
		2,461,200
United Kingdom - 9.9%
ARM Holdings PLC	167,137	286,721
BG Group PLC	30,100	550,604
Croda International	49,402	538,375
IG Group Holdings PLC	119,214	675,420
International Power PLC	89,677	585,804
Man Group PLC	56,340	342,600
Wellstream Holdings PLC*	28,009	515,894
		3,495,418
United States - 42.3%
Ansys, Inc.*	12,600	477,162
Apple, Inc.*	6,500	738,790
Best Buy Co., Inc.	14,400	540,000
Coca-Cola Co.	14,300	756,184
Corning, Inc.	40,300	630,292
Crown Holdings, Inc.*	25,000	555,250
Deere & Co.	7,500	371,250
Devon Energy Corp.	6,500	592,800
Energizer Holdings, Inc.*	7,700	620,235
General Dynamics Corp.	3,800	279,756
Genzyme Corp.*	7,900	639,031
Guess ?, Inc.	18,300	636,657
Hess Corp.	6,100	500,688
Hill-Rom Holdings, Inc.	20,100	609,231
HJ Heinz Co.	13,100	654,607
National City Corp.	122,100	213,675
Oracle Corp.*	36,500	741,315
Praxair, Inc.	8,000	573,920
Procter & Gamble Co.	9,600	669,024
Prudential Financial, Inc.	8,500	612,000
Schering-Plough Corp.	35,500	655,685
Target Corp.	16,400	804,420
The Bank of New York Mellon Corp.	22,500	733,050
Thermo Fisher Scientific, Inc.*	12,800	704,000
XTO Energy, Inc.	14,800	688,496
		14,997,518
Total Common Stock (Cost: $36,544,394)		33,471,922
Equity-Linked Securities - 1.1%
Taiwan - 1.1%
Credit Suisse FB Hon Hai Precision
Industry Co., Ltd. 11/05/10*
(Cost: $451,961)	110,908	386,071

	Principal
	Amount
Short Term Investments - 2.8%
Time Deposit - 2.8%
Bank of America London
3.470%, 10/01/08 (Cost: $997,534)	$997,534	997,534
Total Investments - 98.4% (Cost: $37,993,889)		34,855,527
Other Assets In Excess Of Liabilities - 1.6%		569,214
Net Assets - 100.0%		$35,424,741
*	Non-income producing securities.
**	144A Security. Certain condition for public sale may exist. The total market value of 144A securities owned at September 30, 2008 was $392,950 or 1.11% of net assets.
ADR - American Depository Receipt
GDR - Global Depository Receipt

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008
Percent of
Sector	Net Assets
Consumer, Non-cyclical	19.8%
Financial	18.4
Industrial	11.6
Consumer, Cyclical	11.3
Technology	9.2
Energy	8.0
Basic Materials	8.0
Communications	5.6
Utilities	3.4
Diversified	0.3
Short Term Investments	2.8
Total Investments	98.4
Other assets in excess of liabilities	1.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

Management Team: Horacio A. Valeiras, CFA, Portfolio Manager and Chief Investment Officer; Pedro V. Marcal, Portfolio Manager

Goal: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies with above-average earnings growth and positioned in strong growth areas.

Market Overview: Developed non-U.S. stock markets were weak during the six months ended September 30, 2008. Losses were broad-based, with every country in the MSCI EAFE Index posting a negative return in local currencies. The U.S. dollar appreciated versus a basket of currencies, which accentuated the declines in dollar terms.

The period began with gains, fueled by optimism that the worst of the U.S.-led credit crisis might be over. However, international equities sold off in June, largely due to inflation fears, and remained under pressure throughout the rest of the period as the credit problems in the United States intensified. Overwhelmed by mortgage-related losses, the U.S. investment banking industry collapsed in September, causing a global credit freeze and darkening the outlook for the world economy.

European financials were also under considerable stress, and several institutions were rescued by their respective governments. To help stabilize the sector, the region’s central banks added extra liquidity to the money markets, and U.K. officials temporarily banned short selling of financial stocks. Euro area economies showed signs of rapid deterioration, with quarterly GDP contracting for the first time since the 1999 introduction of the common currency.

Japanese equities approached a four-year low, as data showed that the country’s financial companies had significant exposure to a U.S. securities firm that went bankrupt. In addition, lending standards tightened, business failures increased and consumer sentiment slumped to a record low. In September, the Bank of Japan set aside $60 billion to bolster troubled local and overseas financial firms.

Performance: During the six months ended September 30, 2008, the Fund’s Class I shares posted a 20.92% loss but outperformed the MSCI EAFE Index, which declined 22.03%.

Portfolio Specifics: Relative performance was helped by stock selection in Ireland and Hong Kong. Two of the Fund’s top contributors were Ireland-based Icon, a contract research organization serving the pharmaceutical and biotechnology industries, and HongKong Electric, a utility. Icon experienced strong growth in a robust demand environment, as more companies seek to lower the time and cost of drug development by outsourcing. HongKong Electric continued to pursue its international growth strategy by acquiring a 50% stake in New Zealand’s fourth-largest electricity distribution network.

A lack of exposure to Norway, one of the worst-performing countries in the index, was another plus. Energy companies represent a large percentage of Norway’s stock market capitalization, and the 28% drop in the price of oil from July through September was a significant headwind.

Areas of relative weakness included stock selection in Japan and France and exposure to emerging countries, which lagged their developed market counterparts in the risk-averse environment.

Market Outlook: We expect international stock markets to remain volatile as investors digest the implications of the U.S. government’s $700 billion bank rescue plan, as well as other aggressive steps taken by authorities around the world. Combined, these efforts may restore confidence in the financial system and, in turn, loosen up the credit markets and stimulate the global economy. Still, the real impact of these policy actions is likely to be measured in months and years rather than days and weeks.

In this dynamic environment, the consistent application of our investment process is more important than ever. We thus remain focused on identifying positive changes taking place within individual companies, which we believe will benefit the Fund over time.

Comparison of Change in Value of a $250,000 Investment in International Growth Fund Class I and II Shares with the MSCI EAFE Index.

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
International Growth Fund Class I	-27.71%	12.04%	5.87%
MSCI EAFE Index	-30.13%	10.16%	5.42%

INTERNATIONAL GROWTH FUND

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
International Growth Fund Class II	-27.49%	12.26%	5.97%
MSCI EAFE Index	-30.13%	10.16%	5.42%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I and II shares compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE”) over the periods indicated. The Fund’s Class I and II shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I and II shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999 and Class II shares on January 23, 2006. The historical performance of Class II shares includes the performance of Class I shares for periods prior to the inception of Class II shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EAFE Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Common Stock - 93.9%
Australia - 5.4%
AMP, Ltd.	24,261	$135,893
CSL, Ltd.	16,131	482,841
Incitec Pivot, Ltd.*	52,320	212,868
Rio Tinto, Ltd	1,730	117,311
		948,913
Belgium - 1.1%
InBev NV	3,388	201,748
Brazil - 1.6%
Bolsa de Mercadorias e Futuros - BM&F	9,000	39,659
Cia Vale do Rio Doce Cl. B - ADR	8,100	155,115
Unibanco - Uniao de Bancos
Brasileiros SA - GDR	800	80,736
		275,510
Canada - 2.9%
Potash Corp. of Saskatchewan	1,300	171,613
Rogers Communications, Inc. Cl. B	5,600	181,821
Teck Cominco, Ltd. Cl. B	5,400	153,488
		506,922
Denmark - 0.6%
Novo Nordisk AS Cl. B	2,050	105,999
Egypt - 0.5%
Orascom Construction Industries - GDR	152	15,618
Orascom Construction Industries - GDR	651	66,890
		82,508
Finland - 0.4%
Outotec OYJ	2,886	77,288
France - 8.5%
Alstom SA	3,327	250,086
BNP Paribas	2,221	209,078
Cie Generale de Geophysique-Veritas*	4,701	148,272
Electricite de France	1,244	90,266
GDF Suez	7,402	384,886
Suez Environnement SA Rights*	2	12
Suez SA*	896	22,325
Suez SA	109	5,365
Total SA	3,955	239,906
Veolia Environnement	3,827	157,369
		1,507,565
Germany - 9.0%
Deutsche Telekom AG	8,208	125,749
E.ON AG	8,699	440,278
Rhoen Klinikum AG	4,076	119,441
RWE AG	2,538	243,695
SAP AG	4,396	235,562
Siemens AG	1,438	134,495
Stada Arzneimittel AG	4,143	166,664
United Internet AG	12,077	130,221
		1,596,105
Greece - 1.7%
National Bank of Greece SA	3,844	153,506
Piraeus Bank SA	6,760	139,797
		293,303
Hong Kong - 1.3%
HongKong Electric Holdings	28,000	177,503
Kerry Properties, Ltd.	15,563	50,245
		227,748
Ireland - 0.8%
Icon PLC - ADR*	3,500	133,875
Israel - 1.3%
Teva Pharmaceutical Industries, Ltd. - ADR	5,200	238,108
Italy - 3.5%
Intesa Sanpaolo SpA	37,162	203,494
Saipem SpA	8,395	249,995
UniCredit SpA	42,773	158,227
		611,716
Japan - 21.4%
Air Water, Inc.	1,000	10,036
Capcom Co., Ltd.	3,200	92,085
East JapanRailway Co.	33	250,053
Honda Motor Co., Ltd	4,800	142,987
Japan Tobacco, Inc.	52	197,513
KDDI Corp.	26	147,633
Kirin Holdings Co., Ltd.	10,000	132,748
Mitsubishi Corp.	8,200	170,356
Mitsubishi Electric Corp.	14,300	95,260
Mitsubishi Estate Co., Ltd.	4,300	83,322
Mitsubishi UFJ Financial Group, Inc.	31,700	272,902
Mizuho Financial Group, Inc.	48	204,531
Nintendo Co., Ltd	900	376,554
Nitori Co., Ltd.	2,400	144,375
Nomura Holdings, Inc.	15,300	195,583
Secom Co., Ltd.	2,200	92,259
Sumitomo Mitsui Financial Group, Inc.	37	224,718
T&D Holdings, Inc.	1,950	102,641
The Japan Steel Works, Ltd.	20,000	247,373
Tokyo Electric Power Co., Inc.	3,300	82,397
Toyo Tanso Co., Ltd.	3,100	164,070
Toyota Motor Corp.	3,100	130,897
Unicharm Corp.	1,500	117,131
West Japan Railway Co.	29	126,366
		3,803,790
Mexico - 0.4%
America Movil SAB de CV - ADR	1,400	64,904
Netherlands - 1.2%
Royal KPN NV	14,415	209,295
Peru - 0.4%
Credicorp, Ltd.	1,000	62,250
Republic of China - 0.2%
China Communications Construction Co., Ltd.	35,000	30,377
Russian Federation - 0.7%
Evraz Group SA - GDR	3,217	121,603
Singapore - 1.7%
DBS Group Holdings, Ltd.	25,100	298,307
Spain - 1.9%
Banco Santander SA	6,329	94,646
Iberdrola SA	7,889	80,223
Telefonica SA	6,915	165,356
		340,225

See Accompanying Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Switzerland - 8.1%
ACE, Ltd.	5,400	$292,302
Julius Baer Holding AG	2,850	140,286
Nestle SA	12,499	545,123
Roche Holding AG	2,210	348,947
Syngenta AG	534	114,611
		1,441,269
United Kingdom - 19.7%
BG Group PLC	9,382	171,620
BP PLC	20,126	168,631
British American Tobacco PLC	16,889	559,633
Diageo PLC	14,858	253,545
HSBC Holdings PLC	31,200	496,715
Imperial Tobacco Group PLC	9,654	313,270
International Power PLC	36,487	238,347
Reckitt Benckiser Group PLC	4,098	200,616
Royal Dutch Shell PLC Cl. A	5,748	167,942
SSL International PLC	15,846	128,263
Standard Chartered PLC	5,600	134,024
Unilever PLC	10,346	284,348
Vodafone Group PLC	86,287	191,185
Wellstream Holdings PLC*	9,805	180,597
		3,488,736
Total Common Stock (Cost: $18,776,431)		16,668,064

Preferred Stock - 3.8%
Brazil - 0.8%
Usinas Siderurgicas de Minas Gerais SA	6,500	136,507
Germany - 3.1%
Fresenius SE	4,486	326,660
Henkel KGaA	5,883	216,327
		542,987
Total Preferred Stock (Cost: $824,276)		679,494

	Principal
	Amount
Short Term Investments - 1.3%
Time Deposit - 1.3%
Brown Brothers Harriman & Co. - Grand
Cayman 3.470%, 10/01/08
(Cost: $230,973)	$230,973	230,973
Total Investments - 99.1% (Cost: $19,831,680)		17,578,531
Other Assets In Excess Of Liabilities - 0.9%		164,181
Net Assets - 100.0%		$17,742,712
*	Non-income producing securities.
ADR - American Depository Receipt
GDR - Global Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008
Percent of
Sector	Net Assets
Consumer, Non-cyclical	29.1%
Financial	21.3
Utilities	10.8
Industrial	8.2
Energy	7.5
Communications	6.9
Basic Materials	6.7
Consumer, Cyclical	5.4
Technology	1.9
Short Term Investments	1.3
Total Investments	99.1
Other assets in excess of liabilities	0.9
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

Management Team: Christopher A. Herrera, Portfolio Manager; Nelson W. Shing, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The International Growth Opportunities Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the bottom 20% of publicly traded companies, as measured by the market capitalization in the S&P/Citi World xUS BMI.

Market Overview: International small-cap stocks, as measured by the S&P/Citi World xUS EMI, registered negative returns in local currencies from April 1 through September 30, 2008. Losses were concentrated in the second half of the period and were particularly steep in September. Appreciation in the U.S. dollar versus a range of currencies widened the decline in dollar terms. Some of the main factors depressing stock prices were:

•	Turmoil in the global credit markets, as the collapse or near collapse of several major U.S. and European financial firms caused risk aversion to soar and banks to stop lending
•	Evidence of rapid deterioration in the U.S. and Japanese economies and in major economies throughout Europe
•	Volatility in the price of oil and other raw materials, with a key commodities index surging 19.6% from April through June and then plunging 25.3% on concerns about global growth

As the period drew to a close, central bankers and other authorities from around the world were taking aggressive steps to stabilize their financial systems and economies.

Performance: The Fund’s Class I shares lost 27.78% during the six months ended September 30, 2008. The S&P/Citi World xUS EMI Growth, the Fund’s primary benchmark, declined 26.42% and the S&P/Citi World xUS EMI fell 26.17%.

Portfolio Specifics: The Fund’s underperformance was largely due to stock selection. From a country perspective, stock selection was particularly weak in China, France and Hong Kong. In terms of sectors, stock selection among consumer discretionary, industrials and energy companies subtracted the most from relative results. Major detractors included a China-based retailer that needed to secure financing to pay off a bridge loan, a Hong Kong-based conglomerate whose gaming business was hurt by a change in government regulation, and a U.K.-based energy pipeline producer that reported a decrease in its order backlog.

On the positive side, relative performance benefited from stock selection in Japan, Norway and the financials sector. One of the Fund’s top contributors was Norway-based Pronova BioPharma, the maker of a cholesterol-lowering drug that saw strong demand and announced plans to increase capacity. An overweight in the defensive health care sector was also a plus.

Market Outlook: The U.S. Treasury, Federal Reserve and central banks abroad are acting in an unprecedented fashion to avoid a worsening global financial crisis. While we are hopeful longer term, we have seen little evidence of improvement to date. The credit markets remain frozen, suggesting that the United States, Europe and Japan will enter a recession if they have not already done so. On a positive note, valuations are compelling, especially in emerging countries, although it is likely that earnings estimates will be reduced.

As events unfold, we believe that staying focused on investing in small cap companies exhibiting sustainable, timely and positive change will lead to strong, long-term performance in the Fund.

Comparison of Change in Value of a $250,000 Investment in International Growth Opportunities Fund Class I and II Shares with the Citigroup World EMI xUS Growth Index and the Citigroup World EMI xUS Index.

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
International Growth Opportunities Fund Class I	-37.85%	13.79%	13.48%
Citigroup World EMI xUS Growth Index	-35.08%	10.49%	6.09%
Citigroup World EMI xUS Index	-34.48%	11.63%	8.49%

INTERNATIONAL GROWTH OPPORTUNITIES FUND

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
International Growth Opportunities Fund Class II	-37.75%	13.97%	13.57%
Citigroup World EMI xUS Growth Index	-35.08%	10.49%	6.09%
Citigroup World EMI xUS Index	-34.48%	11.63%	8.49%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I through III shares compared with the Citigroup World EMI xUS Growth Index and Citigroup World EMI xUS Index for the periods indicated. The Fund’s Class I through III shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I through III shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999, Class II shares commenced operations on June 5, 2003 and Class III shares on September 30, 2005. The historical performance of Class II and III shares includes the performance of Class I shares for periods prior to the inception of the relevant class. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Citigroup World EMI xUS Index (“EMI”) is a world market capitalization weighted index measuring capital appreciation excluding the U.S. The EMI index is comprised of companies in the bottom 20% of any given country’s available market capitalization. Major corporate events such as extraordinary dividends, spin-offs, scrip issues in other securities, and shares repurchased via tender offers are accounted for in the calculation. The Citigroup World EMI xUS Growth Index covers only those companies in each country that exhibit growth characteristics relative to other companies in the same country according to a multivariable formula. The Indexes are unmanaged and do not include non-extraordinary dividends. The unmanaged indexes differ from the Fund in composition, do not pay management fees or expenses, and include reinvested dividends. One can not invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Common Stock - 92.1%
Australia - 5.1%
Incitec Pivot, Ltd.*	186,860	$760,254
Murchison Metals, Ltd.*	698,281	714,455
Nufarm, Ltd.	167,134	2,031,943
Paladin Energy, Ltd.*	348,287	1,090,024
Western Areas NL*	150,032	907,798
		5,504,474
Belgium - 2.6%
EVS Broadcast Equipment SA	38,492	2,746,048
Bermuda - 1.3%
Lancashire Holdings, Ltd.*	251,578	1,399,221
Canada - 1.2%
Canadian Western Bank	69,700	1,305,892
Finland - 0.8%
Outotec OYJ	30,375	813,447
France - 8.0%
EDF Energies Nouvelles SA	52,363	2,609,361
Ingenico	72,370	1,821,734
Neopost SA	25,816	2,440,168
Nexans SA	19,157	1,691,488
		8,562,751
Germany - 7.2%
Bauer AG	35,440	1,789,674
Comdirect Bank AG	202,171	1,501,209
Roth & Rau AG	25,120	871,889
SGL Carbon AG*	40,431	1,568,955
Stada Arzneimittel AG	50,377	2,026,579
		7,758,306
Greece - 1.2%
JUMBO SA	80,367	1,320,424
Hong Kong - 0.4%
Melco International Development	1,369,500	386,653
Italy - 5.8%
ACEA SpA	126,245	1,815,900
Azimut Holding SpA	186,859	1,291,326
Brembo SpA	164,309	1,611,097
Maire Tecnimont SpA*	439,108	1,544,631
		6,262,954
Japan - 16.6%
Asics Corp.	219,600	1,721,149
EPS Co., Ltd.	481	1,534,859
Nitori Co., Ltd.	33,350	2,006,208
Point, Inc.	45,860	1,764,016
Seven Bank, Ltd.	851	2,288,913
The Japan Steel Works, Ltd.	98,300	1,215,838
Torishima Pump Manufacturing Co., Ltd.	75,800	1,379,643
Towa Pharmaceutical Co., Ltd.	73,700	2,692,788
Unicharm Petcare Corp.	105,300	3,197,676
		17,801,090
Netherlands - 1.4%
Unit 4 Agresso NV	82,618	1,478,255
Norway - 3.8%
Pronova BioPharma AS*	758,000	2,496,260
Songa Offshore ASA*	169,976	1,603,503
		4,099,763
Republic of China - 1.6%
China Green Holdings, Ltd.	2,154,000	1,748,407
Peace Mark Holdings, Ltd.	2,428,000	3,174
		1,751,581
Singapore - 2.6%
StarHub, Ltd.	1,547,500	2,827,794
Spain - 3.1%
Grifols SA	129,101	3,309,627
Switzerland - 3.9%
Aryzta AG*	64,963	2,564,395
Banque Cantonale Vaudoise	5,368	1,616,227
		4,180,622
United Arab Emirates - 1.6%
Lamprell PLC	289,753	1,682,178
United Kingdom - 24.0%
ARM Holdings PLC	310,464	532,596
Babcock International Group	302,311	2,724,066
Chemring Group PLC	54,308	2,013,334
Croda International	225,340	2,455,719
De La Rue PLC	196,977	3,208,375
IG Group Holdings PLC	445,734	2,525,356
Pennon Group PLC	133,327	1,407,232
RPS Group PLC	546,682	2,406,260
SSL International PLC	394,133	3,190,261
Subsea 7, Inc.*	107,000	1,433,357
Victrex PLC	81,995	1,058,660
Wellstream Holdings PLC*	156,181	2,876,679
		25,831,895
Total Common Stock (Cost: $115,771,162)		99,022,975
Equity-Linked Securities - 2.3%
Luxembourg - 2.3%
Merrill Lynch Powertec - 05/16/13 144A**	602,000	1,291,290
Merrill Lynch Wistron Corp. - 12/03/12 144A**	938,976	1,129,588
		2,420,878
Total Equity-Linked Securities (Cost: $3,501,931)		2,420,878
Preferred Stock - 1.0%
Brazil - 1.0%
Banco do Estado do Rio Grande do Sul (Cost: $2,063,046)	333,400	1,123,461

	Principal
	Amount
Short Term Investments - 3.8%
Time Deposit - 3.8%
Bank of America London
3.470%, 10/01/08
(Cost: $4,091,934)	$4,091,934	4,091,934
Total Investments - 99.2% (Cost: $125,428,073)		106,659,248
Other Assets In Excess Of Liabilities - 0.8%		846,032
Net Assets - 100.0%		$107,505,280
*	Non-income producing securities.
**	144A Security. Certain condition for public sale may exist. The total market value of 144A securities owned at September 30, 2008 was $2,420,878 or 2.25% of net assets.

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008
Percent of
Sector	Net Assets
Consumer, Non-cyclical	28.9%
Industrial	13.3
Financial	10.7
Basic Materials	9.8
Energy	9.4
Technology	8.1
Consumer, Cyclical	7.8
Communications	4.0
Utilities	3.0
Diversified	0.4
Short Term Investments	3.8
Total Investments	99.2
Other assets in excess of liabilities	0.8
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

EMERGING MARKETS FUND

Management Team: Kunal Ghosh, Portfolio Manager; Steven Tael, Ph.D., CFA, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The Emerging Markets Fund seeks to maximize long-term capital appreciation primarily through investments in countries with emerging securities markets. These markets have yet to reach a level of maturity associated with the developed foreign stock markets and are, in the opinion of the Investment Adviser, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

Market Overview: From April 1 through September 30, 2008, prices of emerging market equities tumbled, with nearly every country in the MSCI Emerging Markets Index posting a decline in local currencies. Broad-based appreciation in the U.S. dollar increased the losses in dollar terms. The downturn was concentrated in the second half of the period and driven by:

•	The collapse or near-collapse of several large U.S. and European financial firms, which made investors highly risk averse and clouded the outlook for the global economy
•	Steep drop in commodity prices that triggered a sell-off in energy and materials companies, which make up nearly a third of the MSCI Emerging Markets Index
•	Country-specific developments, such as Russia’s conflict with Georgia and a change in leadership in Pakistan

Policymakers around the world took steps to shore up their economies and banking systems. Russia’s government produced a $120 billion financial rescue package, China’s central bank cut interest rates for the first time in six years and South Korea, Taiwan and Indonesia put restrictions on short selling.

Performance: The Fund’s Class I shares registered a 29.07% decline during the six months ended September 30, 2008. The MSCI Emerging Markets Index fell 27.45%.

Portfolio Specifics: Stock selection in Taiwan, Israel and the financials and information technology sectors had the largest negative effect on relative performance. Major detractors included several companies that produce liquid crystal display (LCD) panels, mainly used in televisions, which were weak due to concerns about consumer demand. Our position in a fertilizer manufacturer was another notable detractor in the Fund, as the deteriorating outlook for the global economy sent prices of agricultural commodities sharply lower.

On the positive side, stock selection in Brazil and the energy and industrials sectors helped relative results. One of our best-performing holdings was Turk Hava Yollari, a Turkish airline, which benefited from falling oil prices, healthy growth in passenger volumes and improved fuel efficiency in its fleet. An underweight in Russia, one of the worst-performing markets in the index, was another plus.

The Fund remained broadly diversified across countries and sectors throughout the period. Based on our model’s bottom-up stock selection recommendations, on September 30, the Fund’s largest overweights versus the benchmark were in Israel (+1.9%) and the industrials sector (+2.5%). The largest underweights were in Russia (-4.0%) and telecommunication services (-3.7%).

Market Outlook: The Fund’s investment process evaluates opportunities on a relative basis and neither utilizes, nor results in, a forecast or outlook on the overall market. Rather, the Fund expects to outperform the MSCI Emerging Markets Index in both up and down markets.

We are confident that the Fund’s proprietary stock-selection model, in conjunction with its risk-controlled approach to portfolio construction, will add value above the index over time.

Comparison of Change in Value of a $250,000 Investment in Emerging Markets Fund Class I and II Shares with the MSCI EM Index.

Annualized Total Returns As of 9/30/08
	1 Year	Since Inception
Emerging Markets Fund Class I	-34.86%	4.86%
MSCI EM Index	-33.01%	3.09%

EMERGING MARKETS FUND

Annualized Total Returns As of 9/30/08
	1 Year	Since Inception
Emerging Markets Fund Class II	-34.78%	4.93%
MSCI EM Index	-33.01%	3.09%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I and II shares compared with the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM”) over the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EM Index is a market capitalization weighted index composed of over 800 companies representative of the market structure of emerging countries in Europe, Latin America, Africa, Middle East and Asia. The MSCI EM Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Common Stock - 86.3%
Argentina - 0.6%
Petrobras Energia Participaciones SA - ADR	8,600	$84,624
Brazil - 12.5%
Banco Itau Holding Financeira SA - ADR	8,250	144,375
Brasil Telecom Participacoes SA - ADR	2,200	107,492
Centrais Eletricas Brasileiras SA	7,000	102,698
Compania de Saneamento de Minas Gerais-COPASA	3,600	37,326
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	5,440	74,735
Petroleo Brasileiro SA - ADR	8,800	386,760
Petroleo Brasileiro SA - ADR	16,000	598,659
Tele Norte Leste Participacoes SA - ADR	14,100	246,186
Unibanco - Uniao de Bancos Brasileiros SA - GDR	600	60,552
		1,758,783
Colombia - 1.1%
BanColombia SA	6,325	45,320
Ecopetrol SA	97,371	114,423
		159,743
Egypt - 0.9%
Orascom Construction Industries	2,188	126,766
Hong Kong - 2.0%
BOC Hong Kong Holdings, Ltd.	95,500	169,765
China Agri-Industries Holdings, Ltd.*	131,000	69,005
China Pharmaceutical Group, Ltd.	112,000	36,598
		275,368
India - 3.6%
Bank of India	7,924	49,013
Chambal Fertilizers & Chemicals, Ltd.	64,580	75,841
Housing Development Finance Corp.	1,449	65,816
Infosys Technologies, Ltd. - ADR	1,400	46,634
Mercator Lines, Ltd.	41,853	50,098
Reliance Capital, Ltd.	3,052	74,650
Sesa GOA, Ltd.	15,360	39,685
Tata Steel, Ltd.	10,838	99,488
		501,225
Indonesia - 0.3%
Bank Central Asia Tbk PT	118,000	40,107
Israel - 4.6%
Bank Leumi Le-Israel BM	52,677	187,009
Bezeq Israeli Telecommunication Corp., Ltd.	24,145	43,040
Israel Chemicals, Ltd.	18,403	273,219
The Israel Corp., Ltd.	180	136,066
		639,334
Kuwait - 0.9%
Global Investment House KSCC - GDR 144A**	9,000	130,500
Malaysia - 0.4%
Kulim Malaysia Berhad	18,200	29,335
Lion Industries Corp. Berhad	71,300	26,119
		55,454
Mexico - 4.8%
Alfa SAB de CV	17,900	80,154
Fomento Economico Mexicano SAB de CV	48,800	185,786
Grupo Carso SAB de CV	10,200	38,804
Grupo Mexico SAB de CV Cl. B	96,841	101,359
Telefonos de Mexico SAB de CV - ADR	10,400	267,800
		673,903
Pakistan - 0.3%
Pakistan Petroleum, Ltd.	16,940	41,922
Peru - 0.4%
Credicorp, Ltd.	1,000	62,250
Poland - 2.2%
Polski Koncern Naftowy Orlen	10,425	152,684
Telekomunikacja Polska SA	15,852	154,081
		306,765
Republic of China - 12.1%
Bank of China, Ltd.	403,000	155,393
Bank of Communications Co., Ltd.	128,000	115,944
Chaoda Modern Agriculture	86,000	72,841
China Construction Bank Corp.	741,000	488,151
China COSCO Holdings Co., Ltd.	71,000	63,756
China Life Insurance Co., Ltd.	40,000	149,270
China Merchants Bank Co., Ltd.	17,000	40,486
China Unicom, Ltd.	18,000	27,245
CNOOC, Ltd.	129,000	149,224
Dongfeng Motor Group Co., Ltd.	80,000	29,070
Industrial & Commercial Bank of China	391,300	234,251
Tencent Holdings, Ltd.	19,600	142,185
Yanzhou Coal Mining Co., Ltd.	34,000	35,553
		1,703,369
Russian Federation - 4.4%
Evraz Group SA - GDR	2,680	101,304
Gazprom OAO - ADR	2,772	85,793
LUKOIL - ADR	2,800	167,300
Novolipetsk Steel OJSC - GDR	2,200	40,854
Sberbank	49,125	84,495
Vimpel-Communications - ADR	6,700	136,010
		615,756
South Africa - 9.2%
African Rainbow Minerals, Ltd.	6,169	116,814
ArcelorMittal South Africa, Ltd.	15,883	314,566
Aveng, Ltd.	21,572	162,819
Grindrod, Ltd.	16,086	34,578
Remgro, Ltd.	10,015	229,795
Sanlam, Ltd.	46,679	99,213
Sasol, Ltd.	7,784	328,914
		1,286,699

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
South Korea - 12.7%
Dongkuk Steel Mill Co., Ltd.	2,340	$71,814
Hyundai Motor Co.	2,834	177,572
Industrial Bank Of Korea	3,080	37,022
Kolon Industries, Inc.*	2,250	65,503
Korea Gas Corp.	505	29,490
Korea Line Corp.	577	74,029
LG Chem, Ltd.	1,792	140,392
LG Corp.	8,430	437,656
LG Micron, Ltd.*	1,249	39,183
LG Telecom, Ltd.	9,700	81,947
POSCO	413	155,618
Samsung Electronics Co., Ltd.	453	208,149
Shinhan Financial Group Co., Ltd.	5,272	188,312
SK Holdings Co., Ltd.	801	74,430
		1,781,117
Taiwan - 7.0%
Acer, Inc.	164,000	277,096
China Development Financial Holding Corp.	188,600	56,904
Chong Hong Construction Co.	18,000	16,064
Chunghwa Telecom Co., Ltd.*	35,000	83,035
Compal Electronics, Inc.	1,030	752
Gigabyte Technology Co., Ltd.	99,000	50,936
HTC Corp.	2,000	30,807
Hua Nan Financial Holdings Co., Ltd.	165,240	101,285
Huaku Development Co., Ltd.	37,950	44,776
Lite-On Technology Corp.	117,000	101,257
Polaris Securities Co., Ltd.	11,480	4,503
POU Chen Corp.	110,000	67,775
Quanta Computer, Inc.	100,940	125,347
USI Corp.	74,000	27,497
		988,034
Thailand - 2.9%
PTT Exploration & Production PCL	23,000	87,526
PTT PCL	42,200	288,307
Thoresen Thai Agencies PCL	41,400	31,944
		407,777
Turkey - 3.3%
Eczacibasi Ilac Sanayi	23,986	22,295
Gubre Fabrikalari TAS	1,815	50,611
KOC Holding AS	28,776	91,172
Tekfen Holding AS*	7,184	41,516
Tupras Turkiye Petrol Rafine	8,984	171,367
Turk Hava Yollari*	17,031	90,851
		467,812
Total Common Stock (Cost: $15,722,830)		12,107,308
Equity-Linked Securities - 0.3%
Luxembourg - 0.3%
Merrill Lynch Arabtech Holding Co.- 1/12/10* (Cost: $69,381)	13,822	47,036
Preferred Stock - 2.2%
Brazil - 2.2%
Metalurgica Gerdau SA Cl. A	9,800	150,890
Usinas Siderurgicas de Minas Gerais SA	7,550	158,558
		309,448
Total Preferred Stock (Cost: $349,316)		309,448
	Principal Amount	Value
Short Term Investments - 4.2%
Time Deposit - 4.2%
Brown Brothers Harriman & Co. 9.950%, 10/01/08 ZAR	6	$1
Brown Brothers Harriman & Co. - Grand Cayman 3.470%, 10/01/08	$595,551	595,551
Brown Brothers Harriman & Co. - Grand Cayman 0.844%, 10/02/08 HKD	4	1
Total Short Term Investments (Cost: $595,553)		595,553
Total Investments - 93.0% (Cost: $16,667,699)		13,059,345
Other Assets In Excess Of Liabilities - 7.0%		977,601
Net Assets - 100.0%		$14,036,946
*	Non-income producing securities.
**	144A Security. Certain condition for public sale may exist. The total market value of 144A securities owned at September 30, 2008 was $130,500 or 0.93% of net assets.
ADR - American Depository Receipt
GDR - Global Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008
Percent of
Sector	Net Assets
Financial	21.5%
Energy	19.7
Basic Materials	14.3
Communications	9.2
Diversified	6.6
Technology	6.0
Industrial	4.2
Consumer, Non-cyclical	3.0
Consumer, Cyclical	2.6
Utilities	1.7
Short Term Investments	4.2
Total Investments	93.0
Other assets in excess of liabilities	7.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

INTERNATIONAL SYSTEMATIC FUND

Management Team: Kunal Ghosh, Portfolio Manager; Steven Tael, Ph.D., CFA, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The International Systematic Fund seeks to maximize long-term capital appreciation through investments primarily in companies located in the developed countries represented in the MSCI EAFE Index. The Investment Adviser identifies investment opportunities using a quantitative model that integrates stock, sector, country and currency selection decisions.

Market Overview: Stocks in developed non-U.S. markets generated declines in local currencies during the six months ended September 30, 2008. A broad-based strengthening in the U.S. dollar accentuated losses in dollar terms.

The MSCI EAFE Index finished the first half of the period only modestly lower. Gains in April and May were overshadowed by a sell-off in June that was driven by concerns about rising inflation. Buoyed by strong demand from emerging countries, the price of oil rose 38% in the second quarter of 2008, the biggest three-month increase in nine years.

Inflation fears receded over the summer, as weak economic data and deterioration in the credit markets took center stage. Overcome by mortgage-related losses, a major U.S. securities firm filed for bankruptcy, and several other U.S. financials with a global reach were taken over by the government or sold. Banks became afraid to lend, the global credit markets froze and equity prices plummeted. Any hopes that the worst of the turmoil would be confined to the United States evaporated in late September, when several European financials were rescued by their respective governments.

During the period, every country and sector in the MSCI EAFE Index declined. The most resilient were Switzerland, viewed as a banking safe haven, and health care, a traditionally defensive sector.

Performance: The Fund’s Class I shares generated a 23.58% loss from April 1 through September 30, 2008. The MSCI EAFE Index declined 22.03%.

Portfolio Specifics: The main reason the Fund trailed the index was stock selection in Japan and the consumer discretionary sector. Two of the biggest detractors in the portfolio were a maker of Japanese pinball machines that faced sluggish demand and a Japan-based commercial transportation and logistics firm that was hurt by high fuel prices. Other areas of relative weakness included stock selection in Switzerland and Australia, as well as an underweight in Switzerland.

On the positive side, relative results benefited from stock selection in Hong Kong, Italy and the telecommunication services sector. For example, our position in Sweden-based Millicom International Cellular produced a strong gain for the Fund. Millicom is a holding company for a number of wireless providers in emerging countries and experienced robust subscriber growth. Consistent with the volatile market conditions, other names that performed well were AstraZeneca, a U.K.-based pharmaceutical firm, and WM Morrison Supermarkets, a U.K.-based grocery chain.

As the result of our risk-controlled approach to portfolio construction, the Fund’s holdings were broadly diversified throughout the period. On September 30, the largest overweights versus the MSCI EAFE Index were in Spain (+3.2%) and the energy sector (+1.0%). The largest underweights were in Germany (-4.7%) and financials (-5.4%).

Market Outlook: Our process evaluates investment opportunities on a relative basis. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the MSCI EAFE Index in both up and down markets.

Through consistent application of our systematic, model-driven process, we believe that the Fund will deliver strong, long-term performance.

Comparison of Change in Value of a $250,000 Investment in International Systematic Fund Class I, II and III Shares with the MSCI EAFE Index.

Annualized Total Returns As of 9/30/08
		Since
	1 Year	Inception
International Systematic Fund Class I	-35.59%	4.10%
MSCI EAFE Index	-30.13%	4.71%

INTERNATIONAL SYSTEMATIC FUND

Annualized Total Returns As of 9/30/08
		Since
	1 Year	Inception
International Systematic Fund Class II	-35.51%	4.15%
MSCI EAFE Index	-30.13%	4.71%

Annualized Total Returns As of 9/30/08
		Since
	1 Year	Inception
International Systematic Fund Class III	-35.37%	4.25%
MSCI EAFE Index	-30.13%	4.71%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I, II and III shares with the MSCI EAFE Index for the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The Class I shares commenced operations on July 6, 2005 and Class II and III shares on December 22, 2006. The historical performance of Class II and III shares includes the performance of Class I shares for the periods prior to the inception of Class II and III shares. The total returns shown above do not show the effects of income taxes on an individuals’ investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EAFE Index is an unmanaged index comprised of over 900 companies and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the Index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvestment dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

INTERNATIONAL SYSTEMATIC FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Common Stock - 85.3%
Australia - 2.4%
BHP Billiton, Ltd	26,278	$653,715
Incitec Pivot, Ltd.*	120,080	488,554
Rio Tinto, Ltd	6,246	423,538
		1,565,807
Austria - 0.3%
Voestalpine AG	6,073	187,895
Belgium - 0.5%
Euronav NV	12,790	354,275
Bermuda - 0.2%
Seadrill, Ltd.	6,800	140,056
France - 7.4%
Alstom SA	5,408	406,511
BNP Paribas	22,808	2,147,074
France Telecom SA	31,289	882,565
Total SA	15,935	966,602
Unibail-Rodamco - REIT	1,195	241,943
Vallourec SA	1,241	267,061
		4,911,756
Germany - 4.4%
BASF SE	14,191	681,300
Bayer AG	5,777	425,681
Deutsche Boerse AG	5,350	486,074
E.ON AG	15,853	802,360
K+S AG	2,826	195,532
RWE AG	3,124	299,962
		2,890,909
Greece - 0.6%
Alpha Bank AE	19,552	423,856
Hong Kong - 1.6%
Hang Seng Bank, Ltd.	40,100	756,338
Noble Group, Ltd.	290,600	273,744
		1,030,082
Italy - 4.2%
Enel SpA	129,918	1,089,786
ENI SpA	32,010	847,920
Intesa Sanpaolo SpA	73,743	403,807
Unipol Gruppo Finanziario SpA	195,451	416,693
		2,758,206
Japan - 19.0%
Canon, Inc.	14,000	515,569
FamilyMart Co., Ltd.	5,800	249,937
Fast Retailing Co., Ltd.	5,500	559,385
Fuji Heavy Industries, Ltd.	210,000	1,054,757
Fujitsu, Ltd.	60,000	337,222
Hitachi Maxell, Ltd.	17,000	183,390
Hitachi, Ltd.	122,000	844,461
Honda Motor Co., Ltd	23,500	700,038
INPEX CORP	48	414,615
Kubota Corp.	48,000	299,855
Makita Corp.	16,400	332,034
Mazda Motor Corp.	164,900	664,496
Mitsui Sumitomo Insurance Group Holdings, Inc.	8,300	279,254
Mitsui OSK Lines, Ltd	25,700	219,018
Nikon Corp.	16,000	378,675
Nintendo Co., Ltd	2,000	836,788
Nippon Telegraph & Telephone Corp.	45	203,461
Nippon Yusen KK	101,100	651,063
ORIX Corp.	1,590	192,829
Panasonic Corp.	48,000	830,618
Ricoh Co., Ltd.	33,000	460,339
Rinnai Corp.	10,800	444,577
Sanyo Electric Co., Ltd.*	170,000	293,358
Seiko Epson Corp.	11,500	267,738
Seven & I Holdings Co., Ltd.	25,400	733,375
SFCG Co., Ltd.	4,130	186,732
Tokio Marine Holdings, Inc.	5,082	183,232
Toyo Suisan Kaisha, Ltd.	10,100	258,999
		12,575,815
Luxembourg - 1.1%
Arcelor Mittal	14,716	737,044
Netherlands - 2.5%
European Aeronautic Defence &
Space Co. NV	25,030	427,885
ING Groep NV	5,691	121,041
Koninklijke Boskalis Westminster NV	9,522	449,809
Koninklijke DSM NV	14,377	683,147
		1,681,882
Norway - 0.5%
Yara International ASA	8,800	307,895
Portugal - 0.9%
Jeronimo Martins SGPS SA	67,915	572,381
Republic of China - 0.2%
Industrial & Commercial Bank of China	265,000	158,641
Spain - 7.3%
Banco Santander SA	124,090	1,855,681
Mapfre SA	271,462	1,186,929
Telefonica SA	74,407	1,779,270
		4,821,880
Sweden - 2.9%
Alfa Laval AB	58,200	595,934
Nordea Bank AB	45,800	541,396
Oriflame Cosmetics SA - SDR	9,550	441,953
Securitas AB Cl. B	28,200	315,469
		1,894,752
Switzerland - 6.5%
ABB, Ltd*	46,930	896,843
Actelion, Ltd.*	9,313	481,169
Compagnie Financiere Richemont SA	4,375	193,579
Swiss Reinsurance	5,823	319,821
Syngenta AG	3,450	740,467
Synthes, Inc.	1,511	210,551
Zurich Financial Services AG	5,235	1,449,473
		4,291,903
United Kingdom - 23.1%
Aggreko PLC	32,470	318,673
Anglo American PLC	15,339	513,812
AstraZeneca PLC	43,641	1,938,621
BAE Systems PLC	94,496	703,030
BG Group PLC	34,422	629,644
BP PLC	68,272	572,036
British American Tobacco PLC	28,523	945,136
Charter PLC	16,953	189,343
Cobham PLC	95,147	326,275
Compass Group PLC	47,806	296,964
Cookson Group PLC	44,281	372,620

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Diageo PLC	27,132	$462,995
Drax Group PLC	12,922	175,473
Game Group PLC	39,746	147,133
GlaxoSmithKline PLC	19,503	426,490
Imperial Tobacco Group PLC	13,352	433,269
Man Group PLC	49,613	301,694
Mondi PLC	31,389	146,238
Prudential PLC	57,303	525,142
Rio Tinto PLC	5,200	325,928
Royal Bank of Scotland Group	92,846	300,109
Royal Dutch Shell PLC Cl. A	33,086	966,687
Royal Dutch Shell PLC Cl. B	44,966	1,281,310
RSA Insurance Group PLC	94,201	253,457
Smith & Nephew PLC	27,466	293,120
Stagecoach Group PLC	165,983	753,066
Standard Chartered PLC	30,132	731,835
Standard Life PLC	60,353	261,561
Vodafone Group PLC	311,973	691,233
		15,282,894
Total Common Stock (Cost: $69,422,906)		56,587,929

	Principal
	Amount
Short Term Investments - 13.0%
Time Deposit - 13.0%
Bank of America London
3.470%, 10/01/08	$8,343,115	8,343,115
Citibank London
3.102%, 10/01/08 EUR	92,829	130,382
JP Morgan Chase London
0.010%, 10/01/08 JPY	15,196,272	143,179
Total Short Term Investments (Cost: $8,616,676)		8,616,676
Total Investments - 98.3% (Cost: $78,039,582)		65,204,605
Other Assets In Excess Of Liabilities - 1.7%		1,106,498
Net Assets - 100.0%		$66,311,103
* Non-income producing securities.
SDR - Swedish Depository Receipt
REIT - Real Estate Investment Trust

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008

Sector	Percent of Net Assets
Financial	20.7%
Industrial	13.9
Consumer, Non-cyclical	10.7
Basic Materials	9.8
Consumer, Cyclical	9.5
Energy	8.6
Communications	5.4
Utilities	3.6
Technology	2.7
Diversified	0.4
Short Term Investments	13.0
Total Investments	98.3
Other assets in excess of liabilities	1.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

INTERNATIONAL ALL CAP GROWTH FUND

Management Team: Horacio A. Valeiras, CFA, Portfolio Manager and Chief Investment Officer; Pedro V. Marcal, Portfolio Manager

Goal: The International All Cap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies with above-average earnings growth and positioned in strong growth areas.

Market Overview: Developed non-U.S. stock markets were weak during the six months ended September 30, 2008. Losses were broad-based, with every country in the MSCI EAFE Index posting a negative return in local currencies. The U.S. dollar appreciated versus a basket of currencies, which accentuated the declines in dollar terms.

The period began with gains, fueled by optimism that the worst of the U.S.-led credit crisis might be over. However, international equities sold off in June, largely due to inflation fears, and remained under pressure throughout the rest of the period as the credit problems in the United States intensified. Overwhelmed by mortgage-related losses, the U.S. investment banking industry collapsed in September, causing a global credit freeze and darkening the outlook for the world economy.

European financials were also under considerable stress, and several institutions were rescued by their respective governments. To help stabilize the sector, the region’s central banks added extra liquidity to the money markets, and U.K. officials temporarily banned short selling of financial stocks. Euro area economies showed signs of rapid deterioration, with quarterly GDP contracting for the first time since the 1999 introduction of the common currency.

Japanese equities approached a four-year low, as data showed that the country’s financial companies had significant exposure to a U.S. securities firm that went bankrupt. In addition, lending standards tightened, business failures increased and consumer sentiment slumped to a record low. In September, the Bank of Japan set aside $60 billion to bolster troubled local and overseas financial firms.

Performance: During the six months ended September 30, 2008, the Fund’s Class I shares posted a 20.40% loss. The MSCI EAFE Growth Index, the Fund’s primary benchmark, fell 21.68%, and the MSCI EAFE Index was down 22.03%.

Portfolio Specifics: Relative performance was helped by stock selection in Ireland and Hong Kong. Two of the Fund’s top contributors were Ireland-based Icon, a contract research organization serving the pharmaceutical and biotechnology industries, and HongKong Electric, a utility. Icon experienced strong growth in a robust demand environment, as more companies seek to lower the time and cost of drug development by outsourcing. HongKong Electric continued to pursue its international growth strategy by acquiring a 50% stake in New Zealand’s fourth-largest electricity distribution network.

A lack of exposure to Norway, one of the worst-performing countries in the indexes, was another plus. Energy companies represent a large percentage of Norway’s stock market capitalization, and the 28% drop in the price of oil from July through September was a significant headwind.

Areas of relative weakness included stock selection in Japan and France and exposure to emerging countries, which lagged their developed market counterparts in the risk-averse environment.

Market Outlook: We expect international stock markets to remain volatile as investors digest the implications of the U.S. government’s $700 billion bank rescue plan, as well as other aggressive steps taken by authorities around the world. Combined, these efforts may restore confidence in the financial system and, in turn, loosen up the credit markets and stimulate the global economy. Still, the real impact of these policy actions is likely to be measured in months and years rather than days and weeks.

In this dynamic environment, the consistent application of our investment process is more important than ever. We thus remain focused on identifying positive changes taking place within individual companies, which we believe will benefit the Fund over time.

Comparison of Change in Value of a $250,000 Investment in International All Cap Growth Fund Class I Shares with the MSCI EAFE Growth Index and MSCI EAFE Index.

Annualized Total Returns As of 9/30/08
			Since
	1 Year	5 Years	Inception
International All Cap Growth Fund Class I	-27.04%	14.98%	7.86%
MSCI EAFE Growth Index	-28.19%	9.59%	1.42%
MSCI EAFE Index	-30.13%	10.16%	3.25%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the MSCI EAFE Growth Index and MSCI EAFE Index for the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

INTERNATIONAL ALL CAP GROWTH FUND

On November 18, 2005, the Fund became the successor entity to the Nicholas-Applegate International All Cap Growth Fund, a series of the Professionally Managed Portfolios (“Acquired Fund”). The Acquired Fund transferred all of its assets and liabilities in exchange for shares of the Fund, and the investment objectives, policies and limitations of the Fund are substantially similar to those of the Acquired Fund. The performance shown above includes the historical performance of the Acquired Fund from June 30, 1999 to November 18, 2005.

The MSCI EAFE Growth Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. It consists of the top 50% of the MSCI EAFE, those companies with the highest Price/Book Value ratio. The MSCI EAFE Index consists of approximately 900 companies with average market capitalization of U.S. $8.7 billion. Its weightings represent the relative capitalization of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged indexes differ from the Fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly into an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

INTERNATIONAL ALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Common Stock - 92.1%
Australia - 5.3%
AMP, Ltd.	13,771	$77,136
CSL, Ltd.	9,157	274,092
Incitec Pivot, Ltd.*	29,699	120,833
Rio Tinto, Ltd	982	66,589
		538,650
Belgium - 1.1%
InBev NV	1,923	114,511
Brazil - 1.6%
Bolsa de Mercadorias e Futuros - BM&F	4,700	20,711
Cia Vale do Rio Doce Cl. B - ADR	4,600	88,090
Unibanco - Uniao de Bancos
Brasileiros SA - GDR	500	50,460
		159,261
Canada - 2.8%
Potash Corp. of Saskatchewan	700	92,407
Rogers Communications, Inc. Cl. B	3,200	103,898
Teck Cominco, Ltd. Cl. B	3,100	88,113
		284,418
Denmark - 0.6%
Novo Nordisk AS Cl. B	1,100	56,878
Egypt - 0.5%
Orascom Construction Industries - GDR	389	39,970
Orascom Construction Industries - GDR	67	6,884
		46,854
Finland - 0.4%
Outotec OYJ	1,638	43,866
France - 8.4%
Alstom SA	1,889	141,993
BNP Paribas	1,261	118,707
Cie Generale de Geophysique-Veritas*	2,668	84,150
Electricite de France	706	51,228
GDF Suez	4,266	221,821
Suez SA*	457	11,387
Total SA	2,245	136,180
Veolia Environnement	2,172	89,314
		854,780
Germany - 8.8%
Deutsche Telekom AG	4,659	71,377
E.ON AG	4,938	249,924
Rhoen Klinikum AG	2,314	67,808
RWE AG	1,367	131,257
SAP AG	2,495	133,696
Siemens AG	762	71,269
Stada Arzneimittel AG	2,352	94,617
United Internet AG	6,855	73,914
		893,862
Greece - 1.6%
National Bank of Greece SA	2,182	87,136
Piraeus Bank SA	3,848	79,577
		166,713
Hong Kong - 1.3%
HongKong Electric Holdings	16,000	101,430
Kerry Properties, Ltd.	8,086	26,106
		127,536
Ireland - 0.8%
Icon PLC - ADR*	2,000	76,500
Israel - 1.3%
Teva Pharmaceutical Industries, Ltd. - ADR	2,910	133,249
Italy - 3.4%
Intesa Sanpaolo SpA	21,094	115,508
Saipem SpA	4,765	141,897
UniCredit SpA	24,279	89,814
		347,219
Japan - 20.5%
Air Water, Inc.	1,000	10,036
Capcom Co., Ltd.	1,700	48,918
East JapanRailway Co.	19	143,970
Honda Motor Co., Ltd	2,700	80,430
Japan Tobacco, Inc.	30	113,950
KDDI Corp.	14	79,495
Kirin Holdings Co., Ltd.	6,000	79,649
Mitsubishi Corp.	4,400	91,410
Mitsubishi Electric Corp.	8,200	54,624
Mitsubishi Estate Co., Ltd.	2,000	38,754
Mitsubishi UFJ Financial Group, Inc.	18,000	154,960
Mizuho Financial Group, Inc.	27	115,049
Nintendo Co., Ltd	500	209,197
Nitori Co., Ltd.	1,350	81,211
Nomura Holdings, Inc.	8,700	111,214
Secom Co., Ltd.	1,200	50,323
Sumitomo Mitsui Financial Group, Inc.	21	127,543
T&D Holdings, Inc.	1,100	57,900
The Japan Steel Works, Ltd.	6,700	82,870
Tokyo Electric Power Co., Inc.	1,800	44,944
Toyo Tanso Co., Ltd.	1,800	95,267
Toyota Motor Corp.	1,800	76,005
Unicharm Corp.	900	70,279
West Japan Railway Co.	15	65,362
		2,083,360
Mexico - 0.4%
America Movil SAB de CV - ADR	800	37,088
Netherlands - 1.2%
Royal KPN NV	8,182	118,797
Peru - 0.4%
Credicorp, Ltd.	600	37,350
Republic of China - 0.2%
China Communications Construction Co., Ltd.	20,000	17,358
Russian Federation - 0.7%
Evraz Group SA - GDR	1,826	69,023
Singapore - 1.6%
DBS Group Holdings, Ltd.	14,000	166,386
Spain - 1.8%
Banco Santander SA	3,422	51,174
Iberdrola SA	4,117	41,866
Telefonica SA	3,925	93,857
		186,897
Switzerland - 8.1%
ACE, Ltd.	3,100	167,803
Julius Baer Holding AG	1,618	79,643
Nestle SA	7,095	309,436
Roche Holding AG	1,254	198,000
Syngenta AG	322	69,110
		823,992

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
United Kingdom - 19.5%
BG Group PLC	5,326	$97,426
BP PLC	11,424	95,719
British American Tobacco PLC	9,587	317,674
Diageo PLC	8,434	143,922
HSBC Holdings PLC	17,600	280,198
Imperial Tobacco Group PLC	5,480	177,825
International Power PLC	20,711	135,292
Reckitt Benckiser Group PLC	2,326	113,868
Royal Dutch Shell PLC Cl. A	3,263	95,336
SSL International PLC	8,995	72,809
Standard Chartered PLC	3,200	76,585
Unilever PLC	5,873	161,413
Vodafone Group PLC	48,980	108,524
Wellstream Holdings PLC*	5,566	102,519
		1,979,110
Total Common Stock (Cost: $10,949,411)		9,363,658
Preferred Stock - 3.8%
Brazil - 0.8%
Usinas Siderurgicas de Minas Gerais SA	3,650	76,654
Germany - 3.0%
Fresenius SE	2,546	185,394
Henkel KGaA	3,339	122,780
		308,174
Total Preferred Stock (Cost: $490,703)		384,828

	Principal
	Amount
Short Term Investments - 6.8%
Time Deposit - 6.8%
Brown Brothers Harriman & Co. - Grand
Cayman 4.537%, 10/01/08 AUD	1	1
Citibank London
3.470%, 10/01/08	$689,167	689,167
Total Short Term Investments (Cost: $689,167)		689,167
Total Investments -102.6% (Cost: $12,129,281)		10,437,653
Liabilities In Excess Of Other Assets - (2.6%)		(267,116)
Net Assets - 100.0%		$10,170,537
* Non-income producing securities.
ADR - American Depository Receipt
GDR - Global Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008
Percent of
Sector	Net Assets
Consumer, Non-cyclical	28.8%
Financial	20.9
Utilities	10.6
Industrial	7.5
Energy	7.4
Communications	6.8
Basic Materials	6.7
Consumer, Cyclical	5.3
Technology	1.8
Short Term Investments	6.8
Total Investments	102.6
Liabilities in excess of other assets	(2.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. HIGH YIELD BOND FUND

Management Team: Douglas G. Forsyth, CFA, Portfolio Manager; William L. Stickney, Portfolio Manager; Justin Kass, CFA, Portfolio Manager; Michael E. Yee, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. High Yield Bond Fund seeks to deliver total return via high current income and capital growth from a diversified portfolio consisting primarily of lower-rated U.S. corporate fixed-income securities.

Market Overview: The Merrill Lynch High Yield Master II Index posted a 7.84% loss during the six months ended September 30, 2008. By way of comparison, the high-yield market outperformed the S&P 500 Index, which fell 10.87%, but lagged the ten-year Treasury, which declined 1.26%.

After a difficult start to 2008, prices of high-yield securities rebounded in April and May, as investors believed the worst of the financial crisis was behind them. Several concerns, including rising inflation, helped send prices lower over the summer, although the market finished August with a slight gain. However, everything changed in September, when a number of large U.S. financial institutions ceased to exist as independent entities. Beyond the obvious uncertainty these failures caused, the rapid unwinding of the leveraged positions on their balance sheets had a direct impact on the high-yield market. These liquidations found few willing buyers, so even the smallest trades created big price moves. The dismal performance of investment-grade bonds exacerbated the selling pressure, and spreads between high-yield securities and comparable Treasuries widened more than 200 basis points. It is important to note that, for the most part, the negative performance was due to external factors and not any fundamental credit change in high-yield issuers.

Performance: During the six months ended September 30, 2008, the Fund’s Class I shares lost 4.11%, outperforming the Merrill Lynch High Yield Master II Index, which declined 7.84%.

Portfolio Specifics: Our underweighting of lower-quality issues was the primary driver of the Fund’s strong relative performance. Several highly rated issuers, such as financials, fell on troubled times, and avoiding them also helped our relative results.

Positive performers included a metal processing firm that was acquired and a manufacturer of utility meters that improved its credit profile by completing an equity offering. Negative performers included an automaker and retailer, which were hurt by broad-based weakness in their industries, as well as an energy company that was impacted by the steep drop in oil prices from mid-July through September.

Trading was limited during the period. The portfolio was well-positioned in higher-quality credits, as is always the case. There were no forced sales in the Fund due to market conditions or changes in credit quality.

Market Outlook: High-yield bonds offer a compelling total return for long-term investors. Spreads versus comparable Treasuries have surpassed the levels seen at the peak of the last credit cycle in October 2002. The market is likely to remain volatile given the uncertain outlook for the economy. However, many high-yield issuers remain fundamentally sound, the government has taken steps to stabilize the financial system and inflation pressures have abated. These factors, combined with the average spread in the market, suggest that high-yield bonds are near the lows for this cycle.

As always, we continue to build the Fund one security at a time, by using rigorous credit analysis to identify companies which are opportunistically capitalizing on change.

Comparison of Change in Value of a $250,000 Investment in U.S. High Yield Bond Fund Class I Shares with the Merrill Lynch High Yield Master II Index.

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
U.S. High Yield Bond Fund Class I	-6.19%	4.65%	5.50%
Merrill Lynch High Yield Master II Index	-11.64%	4.26%	4.32%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Merrill Lynch High Yield Master II Index for the periods indicated. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested income and dividends. One cannot invest directly in an index.

Bond prices, and thus the Fund’s share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Principal
	Amount	Value
Corporate Bonds - 92.8%
Advertising Services - 0.2%
RH Donnelley, Inc. 144A*
11.750%, 05/15/15	$184,000	$113,160
Aerospace/Defense-Equipment - 1.2%
TransDigm, Inc.
7.750%, 07/15/14	645,000	609,525
Agricultural Chemicals - 1.4%
The Mosaic Co. 144A*
7.625%, 12/01/16	675,000	690,705
Apparel Manufacturers - 2.8%
Levi Strauss & Co.
9.750%, 01/15/15	810,000	704,700
Oxford Industries, Inc.
8.875%, 06/01/11	705,000	640,669
		1,345,369
Auto/Truck Parts & Equipment-Original - 2.5%
Accuride Corp.
8.500%, 02/01/15	910,000	582,400
Tenneco, Inc.
8.625%, 11/15/14	820,000	656,000
		1,238,400
Auto/Truck Parts & Equipment-Replacement - 0.8%
Exide Technologies
10.500%, 03/15/13	455,000	393,575
Building Products-Cement/Aggregate - 0.9%
Texas Industries, Inc. 144A*
7.250%, 07/15/13	510,000	446,250
Cable TV - 5.5%
CCH I LLC/CCH I Capital Corp.
11.000%, 10/01/15	505,000	335,825
DirecTV Holdings LLC/DirecTV
Financing Co.
8.375%, 03/15/13	970,000	962,725
Echostar DBS Corp.
7.125%, 02/01/16	1,000,000	807,500
Mediacom Broadband LLC/Mediacom
Broadband Corp.
8.500%, 10/15/15	300,000	249,000
Mediacom LLC/Mediacom Capital Corp.
9.500%, 01/15/13	375,000	337,500
		2,692,550
Cellular Telecommunications - 2.8%
Centennial Cellular Operating Co./
Centennial Communications Corp.
10.125%, 06/15/13	250,000	248,750
Centennial Communications Corp.
10.000%, 01/01/13	260,000	256,100
Cricket Communications, Inc.
9.375%, 11/01/14	710,000	663,850
Nextel Communications, Inc.
7.375%, 08/01/15	340,000	224,527
		1,393,227
Commercial Services - 1.6%
ARAMARK Corp.
8.500%, 02/01/15	835,000	789,075
Commercial Services-Finance - 2.7%
Deluxe Corp.
7.375%, 06/01/15	790,000	675,450
Lender Processing Services, Inc. 144A*
8.125%, 07/01/16	670,000	656,600
		1,332,050
Computer Services - 1.4%
Unisys Corp.
8.000%, 10/15/12	835,000	680,525
Consumer Products-Miscellaneous - 1.2%
Jarden Corp.
7.500%, 05/01/17	720,000	603,000
Containers-Metal/Glass - 1.8%
Crown Americas LLC/Crown Americas
Capital Corp.
7.750%, 11/15/15	905,000	886,900
Data Processing/Management - 1.2%
First Data Corp. 144A*
9.875%, 09/24/15	750,000	589,687
Diversified Manufacturing Operations - 2.1%
Harland Clarke Holdings Corp.
9.500%, 05/15/15	880,000	629,200
Park-Ohio Industries,Inc.
8.375%, 11/15/14	495,000	394,763
		1,023,963
Diversified Operations - 1.4%
Kansas City Southern Railway
8.000%, 06/01/15	670,000	663,300
Electric-Generation - 1.1%
Edison Mission Energy
7.000%, 05/15/17	605,000	547,525
Electric-Integrated - 1.0%
Energy Future Holdings Corp. 144A*
10.875%, 11/01/17	550,000	499,125
Electronic Components-Semiconductors - 0.6%
Freescale Semiconductor, Inc.
8.875%, 12/15/14	400,000	278,000
Electronic Measure Instruments - 1.1%
Itron, Inc.
7.750%, 05/15/12	525,000	523,687
Filtration/Separation Products - 1.1%
Polypore, Inc.
8.750%, 05/15/12	545,000	521,837
Finance-Auto Loans - 2.6%
Ford Motor Credit Co. LLC
7.000%, 10/01/13	670,000	425,450
Ford Motor Credit Co. LLC
9.875%, 08/10/11	670,000	462,481
GMAC LLC
6.750%, 12/01/14	965,000	370,735
		1,258,666
Independent Power Producer - 1.5%
NRG Energy, Inc.
7.375%, 01/15/17	790,000	720,875

See Accompanying Notes to Financial Statements.

U.S. HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Principal
	Amount	Value
Machinery-Construction & Mining - 0.9%
Terex Corp.
7.375%, 01/15/14	$490,000	$448,350
Machinery-Electrical - 1.5%
Baldor Electric Co.
8.625%, 02/15/17	740,000	710,400
Medical-Hospitals - 2.5%
Community Health Systems, Inc.
8.875%, 07/15/15	840,000	802,200
HCA, Inc.
9.250%, 11/15/16	445,000	433,875
		1,236,075
Medical-Nursing Homes - 1.0%
Sun Healthcare Group, Inc.
9.125%, 04/15/15	500,000	480,000
Medical-Outpatient/Home Medical Care - 1.5%
Res-Care, Inc.
7.750%, 10/15/13	770,000	727,650
Oil Companies-Exploration & Production - 4.8%
Forest Oil Corp.
7.250%, 06/15/19	750,000	645,000
PetroHawk Energy Corp. 144A**
7.875%, 06/01/15	790,000	691,250
SandRidge Energy, Inc. 144A**
8.000%, 06/01/18	725,000	627,125
Southwestern Energy Co. 144A**
7.500%, 02/01/18	395,000	385,125
		2,348,500
Oil Field Machine & Equipment - 1.5%
Complete Production Services, Inc.
8.000%, 12/15/16	750,000	716,250
Oil-Field Services - 0.6%
Helix Energy Solutions Group, Inc. 144A**
9.500%, 01/15/16	295,000	277,300
Paper & Related Products - 3.5%
Domtar Corp.
7.125%, 08/15/15	625,000	578,125
Neenah Paper, Inc.
7.375%, 11/15/14	790,000	630,025
NewPage Corp.
10.000%, 05/01/12	535,000	481,500
		1,689,650
Physical Therapy/Rehabilitation Centers - 1.7%
Psychiatric Solutions, Inc.
7.750%, 07/15/15	865,000	821,750
Pipelines - 1.5%
Copano Energy LLC
8.125%, 03/01/16	115,000	105,800
Dynegy Holdings, Inc.
7.750%, 06/01/19	760,000	611,800
		717,600
Printing-Commercial - 0.9%
Cenveo Corp.
7.875%, 12/01/13	585,000	453,375
Radio - 0.7%
XM Satellite Radio Holdings, Inc. 144A**
13.000%, 08/01/13	590,000	351,050
Rental Auto/Equipment - 1.3%
Hertz Corp.
10.500%, 01/01/16	740,000	621,600
Retail-Apparel/Shoe - 2.8%
Brown Shoe Co., Inc.
8.750%, 05/01/12	555,000	541,125
Phillips-Van Heusen Corp.
8.125%, 05/01/13	830,000	832,075
		1,373,200
Retail-Computer Equip - 1.5%
GameStop Corp./GameStop, Inc.
8.000%, 10/01/12	720,000	727,200
Retail-Drug Store - 1.0%
Rite Aid Corp.
7.500%, 03/01/17	665,000	508,725
Retail-Propane Distribution - 2.4%
Inergy LP/Inergy Finance Corp.
8.250%, 03/01/16	845,000	781,625
Star Gas Partners LP/Star Gas
Finance Co.
10.250%, 02/15/13	435,000	384,975
		1,166,600
Retail-Regional Dept Store - 1.3%
The Neiman Marcus Group, Inc.
10.375%, 10/15/15	735,000	619,238
Special Purpose Entity - 4.9%
AMR HoldCo, Inc./EmCare HoldCo, Inc.
10.000%, 02/15/15	810,000	852,525
Hughes Network Systems LLC/
HNS Finance Corp.
9.500%, 04/15/14	740,000	721,500
KAR Holdings, Inc.
8.750%, 05/01/14	600,000	492,000
MedCath Holdings Corp.
9.875%, 07/15/12	338,000	353,210
		2,419,235
Steel-Producers - 1.7%
Steel Dynamics, Inc.
7.375%, 11/01/12	895,000	823,400
Telecommuications Services - 4.1%
MasTec, Inc.
7.625%, 02/01/17	1,155,000	981,750
Time Warner Telecom Holdings,Inc.
9.250%, 02/15/14	625,000	600,000
West Corp.
11.000%, 10/15/16	585,000	424,125
		2,005,875
Telephone-Integrated - 5.2%
Cincinnati Bell, Inc.
8.375%, 01/15/14	880,000	770,000
Qwest Capital Funding, Inc.
7.250%, 02/15/11	765,000	719,100
Sprint Capital Corp.
8.375%, 03/15/12	340,000	306,220
Windstream Corp.
8.625%, 08/01/16	820,000	760,550
		2,555,870

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Principal
	Amount	Value
Wire & Cable Products - 2.9%
Anixter, Inc.
5.950%, 03/01/15	$750,000	$656,250
General Cable Corp.
7.125%, 04/01/17	815,000	737,575
		1,393,825
Wireless Equipment - 0.8%
American Tower Corp. 144A**
7.000%, 10/15/17	410,000	393,600
Total US Corporate Bonds (Cost: $51,176,028)		45,427,294
Foreign Corporate Bonds - 3.5%
Cellular Telecommunications - 1.8%
Millicom international Cellular SA
10.000%, 12/01/13	605,000	635,250
Rogers Wireless, Inc.
8.000%, 12/15/12	235,000	235,588
		870,838
Electronic Components-Miscellaneous - 0.6%
Flextronics International, Ltd.
6.250%, 11/15/14	350,000	297,500
Oil Companies-Exploration & Production - 0.8%
OPTI Canada, Inc.
8.250%, 12/15/14	450,000	405,000
Telecommunication Equipment - 0.3%
Nortel Networks, Ltd. 144A**
10.750%, 07/15/16	255,000	157,462
Total Foreign Corporate Bonds (Cost: $1,883,877)		1,730,800
Short Term Investments - 3.4%
Time Deposit - 3.4%
Brown Brothers Harriman & Co. -
Grand Cayman
3.470%, 10/01/08
(Cost: $1,686,608)	1,686,608	1,686,608
Total Investments - 99.7% (Cost: $54,746,513)		48,844,702
Other Assets In Excess Of Liabilities - 0.3%		133,179
Net Assets - 100.0%		$48,977,881
** 144A Security. Certain condition for public sale may exist. The total market value of 144A securities owned at September 30,
2008 was $5,878,439 or 11.99% of net assets.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008
Percent of
Sector	Net Assets
Communications	21.6%
Consumer, Cyclical	15.0
Consumer, Non-cyclical	14.4
Industrial	14.0
Energy	9.1
Financial	7.5
Basic Materials	6.5
Utilities	3.6
Technology	3.2
Diversified	1.4
Short Term Investments	3.4
Total Investments	99.7
Other assets in excess of liabilities	0.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class I share outstanding during the period indicated

						Distributions from:
	Net Asset	Net	Net Realized		Total from	Net	Net
	Value,	Investment	and Unrealized		Investment	Investment	Realized
	Beginning	Income (Loss) (2)	Gains (Loss)		Operations	Income	Capital Gains
U.S. EQUITY FUNDS
U.S. MICRO CAP
For the period ended 09/30/08 (1)	$11.60	$(0.05)	$(0.28)		$(0.33)	$—	$—
For the year ended 03/31/08	15.33	(0.18)	(1.49)		(1.67)	—	(2.06)
For the year ended 03/31/07	17.43	(0.12)	(0.19)		(0.31)	—	(1.79)
For the year ended 03/31/06	12.83	(0.11)	5.06		4.95	—	(0.35)
For the year ended 03/31/05	14.69	(0.09)	(1.09)		(1.18)	—	(0.68)
For the year ended 03/31/04	7.44	(0.13)	7.38		7.25	—	—
U.S. EMERGING GROWTH
For the period ended 09/30/08 (1)	$11.45	$(0.02)	$(0.81)		$(0.83)	$—	$—
For the year ended 03/31/08	13.09	(0.06)	(0.70	)(6)	(0.76)	—	(0.88)
For the year ended 03/31/07	13.90	(0.07)	0.19	(7)	0.12	—	(0.93)
For the year ended 03/31/06	9.77	(0.11)	4.25		4.14	—	(0.01)
For the year ended 03/31/05	9.61	(0.07)	0.23		0.16	—	—
For the year ended 03/31/04	6.32	(0.09)	3.38		3.29	—	—
U.S. ULTRA MICRO CAP
For the period ended 09/30/08 (1)	$9.28	$(0.11)	$(0.33)		$(0.44)	$—	$—
1/28/08 (Commenced) to 03/31/08	10.00	(0.03)	(0.69)		(0.72)	—	—
U.S. SYSTEMATIC LARGE CAP GROWTH
For the period ended 09/30/08 (1)	$19.39	$0.04	$(1.87)		$(1.83)	$—	$—
For the year ended 03/31/08	19.77	(0.02)	(0.36	)(6)	(0.38)	—	—
For the year ended 03/31/07	17.86	0.02	1.89		1.91	—	—
For the year ended 03/31/06	15.67	0.03	2.16		2.19	—	—
For the year ended 03/31/05	15.06	0.07	0.54		0.61	—	—
For the year ended 03/31/04	12.73	(0.02)	2.35		2.33	—	—
U.S. SMALL TO MID CAP GROWTH
For the period ended 09/30/08 (1)	$9.02	$(0.02)	$(0.69)		$(0.71)	$—	$—
7/31/07 (Commenced) to 03/31/08	10.00	(0.03)	(0.95)		(0.98)	—	—
U.S. CONVERTIBLE
For the period ended 09/30/08 (1)	$24.88	$0.17	$(2.79)		$(2.62)	$(0.16)	$—
For the year ended 03/31/08	24.35	0.37	0.58		0.95	(0.32)	(0.10)
For the year ended 03/31/07	24.57	0.45	2.03		2.48	(0.47)	(2.23)
For the year ended 03/31/06	22.44	0.27	3.45		3.72	(0.55)	(1.04)
For the year ended 03/31/05	23.11	0.39	0.66		1.05	(0.45)	(1.27)
For the year ended 03/31/04	17.72	0.55	5.43		5.98	(0.59)	—
						Ratios to Average Net Assets (4)
									Expenses	Expenses Net of	Fund’s
		Net Asset			Net Assets,	Net		Expense	Net of	Reimbursement/	Portfolio
	Total	Value,	Total		Ending	Investment	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover
	Distributions	Ending	Return (3)		(in 000’s)	Income (Loss)	Expenses	Recoupment	Recoupment	Offset (5)	Rate
U.S. EQUITY FUNDS
U.S. MICRO CAP
For the period ended 09/30/08 (1)	$—	$11.27	(2.84%)		$62,209	(0.78%)	1.58%	—	1.58%	0.94%	55%
For the year ended 03/31/08	(2.06)	11.60	(13.25%)		60,122	(1.19%)	1.58%	—	1.58%	1.38%	139%
For the year ended 03/31/07	(1.79)	15.33	(1.35%)		84,405	(0.75%)	1.58%	—	1.58%	1.19%	165%
For the year ended 03/31/06	(0.35)	17.43	39.04%		78,058	(0.78%)	1.64%	(0.07%)	1.57%	1.10%	180%
For the year ended 03/31/05	(0.68)	12.83	(8.17%)		69,246	(0.72%)	1.63%	(0.07%)	1.56%	1.12%	266%
For the year ended 03/31/04	—	14.69	97.45%		68,876	(1.08%)	1.64%	(0.07%)	1.57%	1.19%	298%
U.S. EMERGING GROWTH
For the period ended 09/30/08 (1)	$—	$10.62	(7.25%)		$8,175	(0.40%)	1.22%	—	1.22%	0.81%	74%
For the year ended 03/31/08	(0.88)	11.45	(7.01%)		7,499	(0.46%)	1.21%	—	1.21%	0.72%	129%
For the year ended 03/31/07	(0.93)	13.09	1.30%		7,409	(0.54%)	1.21%	—	1.21%	0.72%	148%
For the year ended 03/31/06	(0.01)	13.90	42.38%		6,721	(1.04%)	1.89%	(0.39%)	1.50%	1.17%	128%
For the year ended 03/31/05	—	9.77	1.66%		12,043	(0.75%)	1.63%	(0.17%)	1.46%	1.06%	142%
For the year ended 03/31/04	—	9.61	52.06%		32,095	(1.04%)	1.48%	(0.00%)	1.48%	1.26%	166%
U.S. ULTRA MICRO CAP
For the period ended 09/30/08 (1)	$—	$8.84	(4.74%)		$1,544	(2.25%)	2.45%	—	2.45%	2.40%	60%
1/28/08 (Commenced) to 03/31/08	—	9.28	(7.20	%)(8)	886	(2.10%)	2.31%	—	2.31%	2.15%	19%
U.S. SYSTEMATIC LARGE CAP GROWTH
For the period ended 09/30/08 (1)	$—	$17.56	(9.44%)		$694	(0.42%)	1.20%	—	1.20%	1.17%	58%
For the year ended 03/31/08	—	19.39	(1.92%)		791	(0.10%)	1.14%	—	1.14%	1.10%	106%
For the year ended 03/31/07	—	19.77	10.69%		945	(0.09%)	1.13%	—	1.13%	1.05%	100%
For the year ended 03/31/06	—	17.86	13.98%		667	0.19%	1.67%	(0.53%)	1.14%	1.04%	147%
For the year ended 03/31/05	—	15.67	4.05%		780	0.45%	1.66%	(0.54%)	1.12%	1.00%	197%
For the year ended 03/31/04	—	15.06	18.30%		3,518	(0.16%)	1.33%	(0.20%)	1.13%	0.93%	172%
U.S. SMALL TO MID CAP GROWTH
For the period ended 09/30/08 (1)	$—	$8.31	(7.87%)		$4,482	(0.48%)	0.97%	—	0.97%	0.82%	94%
7/31/07 (Commenced) to 03/31/08	—	9.02	(9.80	%)(8)	4,862	(0.50%)	0.95%	—	0.95%	0.80%	105%
U.S. CONVERTIBLE
For the period ended 09/30/08 (1)	$(0.16)	$22.10	(10.55%)		$13,396	1.31%	1.03%	—	1.03%	0.94%	53%
For the year ended 03/31/08	(0.42)	24.88	3.84%		47,773	1.45%	1.03%	—	1.03%	0.89%	98%
For the year ended 03/31/07	(2.70)	24.35	10.79%		39,022	1.89%	1.02%	—	1.02%	0.85%	92%
For the year ended 03/31/06	(1.59)	24.57	17.15%		31,627	1.02%	1.14%	(0.11%)	1.03%	0.87%	92%
For the year ended 03/31/05	(1.72)	22.44	4.62%		35,397	1.68%	1.10%	(0.08%)	1.02%	0.85%	102%
For the year ended 03/31/04	(0.59)	23.11	34.15%		50,103	2.57%	1.10%	(0.06%)	1.04%	1.00%	103%

(1)	Unaudited.
(2)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3)	Total returns are not annualized for periods less than one year.
(4)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

(5)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(6)	Includes litigation proceeds of approximately $0.07 per share for the U.S. Emerging Growth Fund and $0.09 per share for the U.S. Systematic Large Cap Growth Fund.
(7)	The fund received $28,454 from a security litigation settlement during the year which is reflected in realized gains. This event had a $0.05 per share impact to the fund.
(8)	Inception to date Return.

See Accompanying Notes to Financial Statements.

56 & 57

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class I share outstanding during the period indicated

					Distributions from:
	Net Asset	Net	Net Realized	Total from	Net	Net
	Value,	Investment	and Unrealized	Investment	Investment	Realized
	Beginning	Income (Loss) (2)	Gains (Loss)	Operations	Income	Capital Gains
GLOBAL EQUITY FUNDS
GLOBAL EQUITY 130/30
For the period ended 09/30/08 (1)	$10.00	$(1.88)	$(0.11)	$(1.99)	$—	$—
GLOBAL SELECT
For the period ended 09/30/08 (1)	$12.65	$0.07	$(2.56)	$(2.49)	$—	$—
For the year ended 03/31/08	18.60	0.11	0.92	1.03	(0.28)	(6.69)
For the year ended 03/31/07	18.96	0.06	1.85	1.91	—	(2.27)
For the year ended 03/31/06	16.09	0.03	3.97	4.00	(0.03)	(1.10)
For the year ended 03/31/05	15.58	0.06	1.37	1.43	—	(0.92)
For the year ended 03/31/04	10.26	(0.01)	5.33	5.32	—	—
INTERNATIONAL GROWTH
For the period ended 09/30/08 (1)	$8.46	$0.09	$(1.86)	$(1.77)	$—	$—
For the year ended 03/31/08	22.35	0.17	3.82	3.99	(0.29)	(17.59)
For the year ended 03/31/07	22.69	0.07	2.86	2.93	(0.07)	(3.20)
For the year ended 03/31/06	20.47	0.16	6.05	6.21	—	(3.99)
For the year ended 03/31/05	19.09	0.08	1.72	1.80	—	(0.42)
For the year ended 03/31/04	12.83	0.30	6.00	6.30	(0.04)	—
INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 09/30/08 (1)	$40.10	$0.38	$(11.52)	$(11.14)	$—	$—
For the year ended 03/31/08	57.36	0.14	3.43	3.57	(1.26)	(19.56)
For the year ended 03/31/07	49.86	0.05	9.07	9.12	—	(1.62)
For the year ended 03/31/06	35.01	(0.01)	15.10	15.09	(0.24)	—
For the year ended 03/31/05	29.43	0.32	5.35	5.67	(0.09)	—
For the year ended 03/31/04	17.39	0.18	11.86	12.04	—	—
EMERGING MARKETS
For the period ended 09/30/08 (1)	$13.52	$0.18	$(4.11)	$(3.93)	$—	$—
For the year ended 03/31/08	12.79	0.19	2.80	2.99	(0.10)	(2.16)
8/21/06 (Commenced) to 03/31/07	10.00	0.02	2.84	2.86	(0.07)	—
INTERNATIONAL SYSTEMATIC
For the period ended 09/30/08 (1)	$13.57	$0.21	$(3.41)	$(3.20)	$—	$—
For the year ended 03/31/08	16.02	0.16	(1.64)	(1.48)	(0.20)	(0.77)
For the year ended 03/31/07	13.70	0.09	2.50	2.59	(0.02)	(0.25)
7/06/05 (Commenced) to 03/31/06	10.00	0.06	3.81	3.87	(0.01)	(0.16)
INTERNATIONAL ALL CAP GROWTH
For the period ended 09/30/08 (1)	$12.01	$0.11	$(2.56)	$(2.45)	$—	$—
For the year ended 03/31/08	14.41	0.19	2.02	2.21	(0.76)	(3.85)
For the year ended 03/31/07	13.00	0.07	1.93	2.00	(0.08)	(0.51)
For the year ended 03/31/06	9.08	0.01	3.92	3.93	(0.01)	—
For the year ended 03/31/05	8.19	0.01	0.92	0.93	—	(0.04)
For the year ended 03/31/04	4.84	(0.01)	3.36	3.35	—	—
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
For the period ended 09/30/08 (1)	$9.36	$0.38	$(0.74)	$(0.36)	$(0.38)	$—
For the year ended 03/31/08	10.27	0.76	(0.86)	(0.10)	(0.81)	—
For the year ended 03/31/07	10.00	0.73	0.30	1.03	(0.76)	—
For the year ended 03/31/06	10.04	0.70	0.02	0.72	(0.76)	—
For the year ended 03/31/05	10.34	0.85	(0.31)	0.54	(0.84)	(0.00) (7)
For the year ended 03/31/04	9.65	0.86	0.63	1.49	(0.80)	—

						Ratios to Average Net Assets (4)
										Expenses	Expenses Net of	Fund’s
		Net Asset			Net Assets,	Net			Expense	Net of	Reimbursement/	Portfolio
	Total	Value,	Total		Ending	Investment	Total		(Reimbursements)/	Reimbursement/	Recoupment	Turnover
	Distributions	Ending	Return (3)		(in 000’s)	Income (Loss)	Expenses		Recoupment	Recoupment	Offset (5)	Rate
GLOBAL EQUITY FUNDS
GLOBAL EQUITY 130/30
For the period ended 09/30/08 (1)	$—	$8.01	(19.90%)		$3,322	(0.38%)	3.25%		—	3.25%	3.22%	63%
GLOBAL SELECT
For the period ended 09/30/08 (1)	$—	$10.16	(19.68%)		$25,928	1.17%	1.17%		—	1.17%	0.95%	53%
For the year ended 03/31/08	(6.98)	12.65	1.34%		32,669	0.60%	1.18%		—	1.18%	1.03%	80%
For the year ended 03/31/07	(2.27)	18.60	10.64%		78,550	(0.35%)	1.16%		—	1.16%	1.00%	105%
For the year ended 03/31/06	(1.13)	18.96	25.76%		77,225	0.16%	1.13%		(0.00%)	1.13%	0.88%	139%
For the year ended 03/31/05	(0.92)	16.09	9.27%		66,115	0.41%	1.15%		(0.01%)	1.14%	0.95%	164%
For the year ended 03/31/04	—	15.58	51.85%		78,327	(0.05%)	1.28%		(0.10%)	1.18%	1.01%	226%
INTERNATIONAL GROWTH
For the period ended 09/30/08 (1)	$—	$6.69	(20.92%)		$7,535	2.17%	1.41%		—	1.41%	1.07%	21%
For the year ended 03/31/08	(17.88)	8.46	11.37%		9,496	1.02%	1.38%		—	1.38%	0.99%	113%
For the year ended 03/31/07	(3.27)	22.35	13.80%		15,000	(0.30%)	1.41%		—	1.41%	1.14%	119%
For the year ended 03/31/06	(3.99)	22.69	33.63%		45,889	0.73%	1.37%		(0.00%)	1.37%	0.99%	167%
For the year ended 03/31/05	(0.42)	20.47	9.49%		41,394	0.42%	1.39%		(0.00%)	1.39%	1.08%	203%
For the year ended 03/31/04	(0.04)	19.09	49.17%		51,450	1.35%	1.49%		(0.04%)	1.45%	1.19%	186%
INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 09/30/08 (1)	$—	$28.96	(27.78%)		$82,636	1.59%	1.44%		—	1.44%	1.15%	47%
For the year ended 03/31/08	(20.83)	40.10	2.74%		113,239	0.26%	1.44%		—	1.44%	1.13%	86%
For the year ended 03/31/07	(1.62)	57.36	18.71%		104,003	0.09%	1.43%		—	1.43%	1.18%	127%
For the year ended 03/31/06	(0.24)	49.86	43.34%		107,749	(0.02%)	1.38%		(0.00%)	1.38%	1.07%	168%
For the year ended 03/31/05	(0.09)	35.01	19.28%		55,462	1.05%	1.42%		(0.00%)	1.42%	1.11%	110%
For the year ended 03/31/04	—	29.43	69.24%		54,015	0.74%	1.47%		(0.00%)	1.47%	1.28%	124%
EMERGING MARKETS
For the period ended 09/30/08 (1)	$—	$9.59	(29.07%)		$3,641	2.80%	1.43%		—	1.43%	1.24%	64%
For the year ended 03/31/08	(2.26)	13.52	21.19%		2,491	1.32%	1.45%		—	1.45%	1.16%	183%
8/21/06 (Commenced) to 03/31/07	(0.07)	12.79	28.65%	(6)	94	(0.23%)	1.63%		—	1.63%	1.52%	22%
INTERNATIONAL SYSTEMATIC
For the period ended 09/30/08 (1)	$—	$10.37	(23.58%)		$21,267	3.21%	1.03%		—	1.03%	0.88%	101%
For the year ended 03/31/08	(0.97)	13.57	9.87%		24,534	1.13%	1.04%		—	1.04%	0.74%	202%
For the year ended 03/31/07	(0.27)	16.02	19.04%		4,623	(0.70%)	0.9	3%(9)	—	0.93%	0.70%	210%
7/06/05 (Commenced) to 03/31/06	(0.17)	13.70	38.92	%(6)	4,662	0.78%	2.94%		(1.69%)	1.25%	1.11%	103%
INTERNATIONAL ALL CAP GROWTH
For the period ended 09/30/08 (1)	$—	$9.56	(20.40%)		$10,171	1.93%	1.17%		—	1.17%	0.81%	20%
For the year ended 03/31/08	(4.61)	12.01	12.58%		7,340	1.09%	1.16%		—	1.16%	0.90%	113%
For the year ended 03/31/07	(0.59)	14.41	15.75%		23,827	0.49%	1.18%		—	1.18%	1.04%	118%
For the year ended 03/31/06	(0.01)	13.00	43.28%		20,562	0.08%	1.89%		(0.47%)	1.42%	1.39%	196%
For the year ended 03/31/05	(0.04)	9.08	11.34%		33,900	(0.42%)	2.07%		(0.59%)	1.48%	1.48%	166%
For the year ended 03/31/04	—	8.19	69.21%		28,700	(0.87%)	2.25%		(0.77%)	1.48%	1.48%	153%
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
For the period ended 09/30/08 (1)	$(0.38)	$8.62	(4.11%)		$48,978	8.04%	0.65%		—	0.65%	0.65%	26%
For the year ended 03/31/08	(0.81)	9.36	1.06%		50,271	7.66%	0.63%		—	0.63%	0.57%	81%
For the year ended 03/31/07	(0.76)	10.27	10.76%		63,925	7.21%	0.64%		—	0.64%	0.52% (8)	92%
For the year ended 03/31/06	(0.76)	10.00	7.40%		81,187	6.70%	0.82%		(0.18%)	0.64%	0.56%	112%
For the year ended 03/31/05	(0.84)	10.04	5.40%		131,677	7.82%	0.82%		(0.19%)	0.63%	0.60%	123%
For the year ended 03/31/04	(0.80)	10.34	16.67%		102,110	8.43%	0.87%		(0.23%)	0.64%	0.61%	134%

(1)	Unaudited.
(2)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3)	Total returns are not annualized for periods less than one year.
(4)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(5)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(6)	Inception to date Return.
(7)	Less than one penny per share.
(8)	For the year ended March 31, 2007 ratios do not include one time expense credit. Had this credit been included, the expense ratios would have been decreased by 0.07%.
(9)	For the period from 11/28/06 to 12/21/06 the unitary fees for International Systematic Fund Class I were reduced from 0.48% to 0.23%. The Unitary fees were resumed to 0.48% through March 31, 2007.

See Accompanying Notes to Financial Statements.

58 & 59

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class II share outstanding during the period indicated

						Distributions from:
	Net Asset	Net		Net Realized	Total from	Net		Net
	Value,	Investment		and Unrealized	Investment	Investment		Realized
	Beginning	Income (Loss) (2)		Gains (Loss)	Operations	Income		Capital Gains
U.S. EQUITY FUNDS
U.S. SYSTEMATIC LARGE CAP GROWTH
For the period ended 09/30/08 (1)	$19.29	$0.06		$(1.86)	$(1.80)	$—		$—
For the year ended 03/31/08	19.67	0.01	(6)	(0.36)	(0.35)	(0.03)		—
For the year ended 03/31/07	17.75	0.05		1.87	1.92	(0.00	)(8)	—
09/30/05 (Commenced) to 03/31/06	16.35	0.02		1.51	1.53	(0.13)		—
U.S. CONVERTIBLE
For the period ended 09/30/08 (1)	$24.88	$0.20		$(2.81)	$(2.61)	$(0.17)		$—
For the year ended 03/31/08	24.36	0.41		0.56	0.97	(0.35)		(0.10)
For the year ended 03/31/07	24.58	0.47		2.04	2.51	(0.50)		(2.23)
09/30/05 (Commenced) to 03/31/06	23.97	0.30		1.63	1.93	(0.28)		(1.04)
GLOBAL FUNDS
GLOBAL SELECT
For the period ended 09/30/08 (1)	$12.92	$0.07		$(2.61)	$(2.54)	$—		$—
For the year ended 03/31/08	18.61	0.14		0.86	1.00	(0.00	)(8)	(6.69)
For the year ended 03/31/07	18.97	0.08		1.84	1.92	(0.01)		(2.27)
For the year ended 03/31/06	16.09	0.04		3.98	4.02	(0.04)		(1.10)
For the year ended 03/31/05	15.58	0.07		1.36	1.43	—		(0.92)
6/30/03 (Commenced) to 03/31/04	12.12	(0.01)		3.47	3.46	—		—
INTERNATIONAL GROWTH
For the period ended 09/30/08 (1)	$7.71	$0.10		$(1.70)	$(1.60)	$—		$—
For the year ended 03/31/08	22.36	0.33		3.24	3.57	(0.63)		(17.59)
For the year ended 03/31/07	22.71	0.14		2.86	3.00	(0.15)		(3.20)
1/23/06 (Commenced) to 03/31/06	21.64	1.85		(0.78)	1.07	—		—
INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 09/30/08 (1)	$41.28	$0.10		$(11.55)	$(11.45)	$—		$—
For the year ended 03/31/08	57.63	0.39		3.17	3.56	(0.35)		(19.56)
For the year ended 03/31/07	50.01	0.02		9.22	9.24	—		(1.62)
For the year ended 03/31/06	35.02	0.13		15.06	15.19	(0.20)		—
For the year ended 03/31/05	29.47	0.38		5.32	5.70	(0.15)		—
6/05/03 (Commenced) to 03/31/04	20.85	0.14		8.48	8.62	—		—
EMERGING MARKETS
For the period ended 09/30/08 (1)	$13.54	$0.19		$(4.13)	$(3.94)	$—		$—
For the year ended 03/31/08	12.78	0.11		2.90	3.01	(0.09)		(2.16)
03/27/07 (Commenced) to 03/31/07	12.61	0.00	(7)	0.17	0.17	—		—
INTERNATIONAL SYSTEMATIC
For the period ended 09/30/08 (1)	$13.59	$0.23		$(3.43)	$(3.20)	$—		$—
For the year ended 03/31/08	16.00	0.06		(1.51)	(1.45)	(0.19)		(0.77)
12/22/06 (Commenced) to 03/31/07	15.48	0.07		0.45	0.52	—		—
					Ratios to Average Net Assets (4)
								Expenses	Expenses Net of	Fund’s
		Net Asset		Net Assets,	Net		Expense	Net of	Reimbursement/	Portfolio
	Total	Value,	Total	Ending	Investment	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover
	Distributions	Ending	Return (3)	(in 000’s)	Income (Loss)	Expenses	Recoupment	Recoupment	Offset (5)	Rate
U.S. EQUITY FUNDS
U.S. SYSTEMATIC LARGE CAP GROWTH
For the period ended 09/30/08 (1)	$—	$17.49	(9.33%)	$3,508	0.59%	1.02%	—	1.02%	0.97%	58%
For the year ended 03/31/08	(0.03)	19.29	(1.81%)	10,594	0.05%	0.99%	—	0.99%	0.96%	106%
For the year ended 03/31/07	—	19.67	10.83%	10,040	0.28%	0.98%	—	0.98%	0.91%	100%
09/30/05 (Commenced) to 03/31/06	(0.13)	17.75	9.43% (7)	3,743	0.27%	1.37%	(0.37%)	1.00%	0.94%	147%
U.S. CONVERTIBLE
For the period ended 09/30/08 (1)	$(0.17)	$22.10	(10.51%)	$37,702	1.58%	0.94%	—	0.94%	0.91%	53%
For the year ended 03/31/08	(0.45)	24.88	3.91%	9,103	1.58%	0.93%	—	0.93%	0.79%	98%
For the year ended 03/31/07	(2.73)	24.36	10.92%	7,880	2.05%	0.92%	—	0.92%	0.75%	92%
09/30/05 (Commenced) to 03/31/06	(1.32)	24.58	8.47% (7)	3,634	2.26%	1.01%	(0.09%)	0.92%	0.77%	92%
GLOBAL FUNDS
GLOBAL SELECT
For the period ended 09/30/08 (1)	$—	$10.38	(19.66%)	$9,497	1.11%	1.12%	—	1.12%	0.92%	53%
For the year ended 03/31/08	(6.69)	12.92	1.40%	8,617	0.67%	1.13%	—	1.13%	0.97%	80%
For the year ended 03/31/07	(2.28)	18.61	10.67%	90,871	0.44%	1.11%	—	1.11%	0.95%	105%
For the year ended 03/31/06	(1.14)	18.97	25.90%	100,610	0.21%	1.08%	—	1.08%	0.83%	139%
For the year ended 03/31/05	(0.92)	16.09	9.27%	69,548	0.44%	1.10%	(0.01%)	1.09%	0.90%	164%
6/30/03 (Commenced) to 03/31/04	—	15.58	28.55% (7)	35,817	(0.08%)	1.24%	(0.12%)	1.12%	0.94%	226%
INTERNATIONAL GROWTH
For the period ended 09/30/08 (1)	$—	$6.11	(20.75%)	$8,157	2.62%	1.01%	—	1.01%	0.66%	21%
For the year ended 03/31/08	(18.22)	7.71	9.52%	11,518	1.56%	0.99%	—	0.99%	0.72%	113%
For the year ended 03/31/07	(3.35)	22.36	14.12%	52,420	0.64%	1.02%	—	1.02%	0.75%	119%
1/23/06 (Commenced) to 03/31/06	—	22.71	4.94% (7)	56,501	1.21%	0.99%	(0.00%)	0.99%	0.73%	167%
INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 09/30/08 (1)	$—	$29.83	(27.74%)	$2,943	1.66%	1.29%	—	1.29%	1.01%	47%
For the year ended 03/31/08	(19.91)	41.28	2.90%	8,213	0.57%	1.27%	—	1.27%	1.00%	86%
For the year ended 03/31/07	(1.62)	57.63	18.90%	73,640	0.05%	1.28%	—	1.28%	1.03%	127%
For the year ended 03/31/06	(0.20)	50.01	43.55%	32,565	0.36%	1.22%	(0.00%)	1.22%	0.91%	168%
For the year ended 03/31/05	(0.15)	35.02	19.40%	35,233	1.19%	1.27%	(0.00%)	1.27%	0.97%	110%
6/05/03 (Commenced) to 03/31/04	—	29.47	41.34% (7)	60,394	0.66%	1.29%	—	1.29%	1.11%	124%
EMERGING MARKETS
For the period ended 09/30/08 (1)	$—	$9.60	(29.10%)	$10,396	2.91%	1.32%	—	1.32%	1.06%	64%
For the year ended 03/31/08	(2.25)	13.54	21.18%	14,656	0.70%	1.32%	—	1.32%	1.13%	183%
03/27/07 (Commenced) to 03/31/07	—	12.78	1.35% (7)	39,081	1.28%	1.18%	—	1.18%	1.18%	22%
INTERNATIONAL SYSTEMATIC
For the period ended 09/30/08 (1)	$—	$10.39	(23.55%)	$10,396	3.46%	0.88%	—	0.88%	0.71%	101%
For the year ended 03/31/08	(0.96)	13.59	(9.68)%	26,976	1.44%	0.88%	—	0.88%	0.64%	202%
12/22/06 (Commenced) to 03/31/07	—	16.00	3.36% (7)	12,722	1.33%	0.85%	—	0.85%	0.55%	210%

(1)	Unaudited.
(2)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3)	Total returns are not annualized for periods less than one year.
(4)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(5)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(6)	The net investment income per share includes litigation proceeds of approximately $0.09 per share for the U.S. Systematic Large Cap Growth Fund.
(7)	Inception to date Return.
(8)	Less than one penny per share.

See Accompanying Notes to Financial Statements.

60 & 61

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a class III share outstanding during the period indicated

					Distributions from:
	Net Asset	Net	Net Realized	Total from	Net	Net
	Value,	Investment	and Unrealized	Investment	Investment	Realized
	Beginning	Income (Loss) (2)	Gains (Loss)	Operations	Income	Capital Gains
GLOBAL FUNDS
INTERNATIONAL GROWTH OPPORTUNITIES
09/08/08 (Commenced) to 09/30/08 (1)	$33.99	$0.02	$(4.17)	$(4.15)	$—	$—
INTERNATIONAL SYSTEMATIC
For the period ended 09/30/08 (1)	$13.61	$0.23	$(3.42)	$(3.19)	$—	$—
For the year ended 03/31/08	16.01	0.08	(1.51)	(1.43)	(0.20)	(0.77)
12/21/06 (Commenced) to 03/31/07	15.36	0.09	0.56	0.65	—	—

						Ratios to Average Net Assets (4)
									Expenses	Expenses Net of	Fund’s
		Net Asset			Net Assets,	Net		Expense	Net of	Reimbursement/	Portfolio
	Total	Value,	Total		Ending	Investment	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover
	Distributions	Ending	Return (3)		(in 000’s)	Income (Loss)	Expenses	Recoupment (7)	Recoupment	Offset (5)	Rate
GLOBAL FUNDS
INTERNATIONAL GROWTH OPPORTUNITIES
09/08/08 (Commenced) to 09/30/08 (1)	$—	$29.84	(12.21%)	(6)	$21,959	1.83%	1.29%	—	1.29%	1.18%	47%
INTERNATIONAL SYSTEMATIC
For the period ended 09/30/08 (1)	$—	$10.42	(23.44%)		$37,759	3.46%	0.78%	—	0.78%	0.63%	101%
For the year ended 03/31/08	(0.97)	13.61	(9.57%)		49,322	1.79%	0.79%	—	0.79%	0.55%	202%
12/21/06 (Commenced) to 03/31/07	—	16.01	4.23%	(6)	54,604	1.95%	0.76%	—	0.76%	0.46%	210%

For a class IV share outstanding during the period indicated

					Distributions from:
	Net Asset	Net	Net Realized	Total from	Net	Net
	Value,	Investment	and Unrealized	Investment	Investment	Realized
	Beginning	Income (Loss) (2)	Gains (Loss)	Operations	Income	Capital Gains
U.S. EQUITY FUNDS
U.S. CONVERTIBLE
For the period ended 09/30/08 (1)	$24.89	$0.21	$(2.81)	$(2.60)	$(0.19)	$—
For the year ended 03/31/08	24.37	0.11	0.91	1.02	(0.39)	(0.10)
12/30/06 (Commenced) to 03/31/07	23.47	0.12	0.91	1.03	(0.13)	—

					Ratios to Average Net Assets (4)
								Expenses	Expenses Net of	Fund’s
		Net Asset		Net Assets,	Net		Expense	Net of	Reimbursement/	Portfolio
	Total	Value,	Total	Ending	Investment	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover
	Distributions	Ending	Return (3)	(in 000’s)	Income (Loss)	Expenses	Recoupment	Recoupment	Offset (5)	Rate
U.S. EQUITY FUNDS
U.S. CONVERTIBLE
For the period ended 09/30/08 (1)	$(0.19)	$22.10	(10.47%)	$232,600	1.64%	0.78%	—	0.78%	0.71%	53%
For the year ended 03/31/08	(0.50)	24.89	4.07%	253,227	1.70%	0.78%	—	0.78%	0.64%	98%
12/30/06 (Commenced) to 03/31/07	(0.13)	24.37	4.39% (6)	97,007	1.97%	0.77%	—	0.77%	0.60%	92%

(1)	Unaudited.
(2)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3)	Total returns are not annualized for periods less than one year.
(4)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(5)	Net expenses include certain items not subject to expense reimbursement.
(6)	Inception to date Return.
(7)	The expense reimbursement was terminated on January 23, 2006.

See Accompanying Notes to Financial Statements.

62 & 63

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

				U.S. Systematic	U.S. Small
		U.S. Emerging	U.S. Ultra	Large Cap	to Mid Cap
September 30, 2008	U.S. Micro Cap	Growth	Micro Cap	Growth	Growth	U.S. Convertible
Assets
Investments, at value*, (a)	$69,942,560	$10,872,593	$1,568,632	$9,281,921	$4,450,911	$286,384,179
Foreign currencies, at value**	—	—	—	—	—	—
Cash	—	—	—	—	—	—
Deposits with brokers for securities sold short	—	—	—	—	—	—
Receivables:
Investment securities sold	116,258	251,291	48,009	150,354	97,688	—
Capital shares sold	24,952	100	50	20,770	—	8,500
Dividends	5,842	2,646	70	14,333	1,215	122,344
Foreign taxes receivable	—	—	—	103	—	—
Interest	—	—	—	—	—	1,245,723
Other	39,373	1,924	—	—	315	—
Total Assets	70,128,985	11,128,554	1,616,761	9,467,481	4,550,129	287,760,746
Liabilities
Payables:
Bank overdraft	$—	$1,947	$—	$—	$—	$21,334
Investments purchased	765,433	206,193	69,756	113,348	62,982	3,775,544
Capital shares redeemed	66,861	110,171	—	52,697	—	—
Collateral on securities loaned	6,983,207	—	—	—	—	—
Securities sold short	—	—	—	—	—	—
Financing fee	—	—	—	—	—	—
To investment advisor	58,726	7,833	2,148	3,942	2,119	144,328
Dividends payable for short sales	—	—	—	—	—	—
Other Liabilities	46,182	7,381	1,099	11,349	3,091	121,806
Total Liabilities	7,920,409	333,525	73,003	181,336	68,192	4,063,012
NET ASSETS	62,208,576	10,795,029	1,543,758	9,286,145	4,481,937	283,697,734
* Investments, at cost	63,541,583	11,431,122	1,597,731	9,728,316	4,691,159	310,889,266
** Foreign currencies, at cost	—	—	—	—	—	—
Proceeds for securities sold short	—	—	—	—	—	—
Net Assets Consist Of:
Paid-in capital	$67,456,483	$17,250,972	$1,706,157	$16,074,088	$5,365,859	$322,873,996
Undistributed net investment income (loss)	(250,912)	(24,338)	(17,639)	25,143	(12,374)	193,418
Accumulated net realized gain/(loss) on investments and foreign currencies and short sales	(4,414,765)	(5,873,076)	(115,661)	(6,366,691)	(631,300)	(14,864,593)
Net unrealized (depreciation) of investment and other assets and liabilities denominated in foreign currencies and short sales	(582,230)	(558,529)	(29,099)	(446,395)	(240,248)	(24,505,087)
Net Assets applicable to all shares outstanding	$62,208,576	$10,795,029	$1,543,758	$9,286,145	$4,481,937	$283,697,734
Net Assets of Class I shares	$62,208,576	$8,174,597	$1,543,758	$693,522	$4,481,937	$13,396,434
Net Assets of Class II shares	—	—	—	3,508,308	—	37,701,524
Net Assets of Class III shares	—	—	—	—	—	—
Net Assets of Class IV shares	—	—	—	—	—	232,599,776
Net Assets of Class R shares	—	2,620,432	—	5,084,315	—	—
Class I Shares outstanding	5,521,390	769,651	174,618	39,498	539,027	606,264
Class II Shares outstanding	—	—	—	200,581	—	1,706,247
Class III Shares outstanding	—	—	—	—	—	—
Class IV Shares outstanding	—	—	—	—	—	10,523,309
Class R Shares outstanding	—	252,536	—	295,902	—	—
Net Asset Value — Class I Share	$11.27	$10.62	$8.84	$17.56	$8.31	$22.01
Net Asset Value — Class II Share	$—	$—	$—	$17.49	$—	$22.01
Net Asset Value — Class III Share	$—	$—	$—	$—	$—	$—
Net Asset Value — Class IV Share	$—	$—	$—	$—	$—	$22.01
Net Asset Value — Class R Share	$—	$10.38	$—	$17.18	$—	$—
(a) Including securities on loan with values of:	$6,639,339	$—	$—	$—	$—	$—

				International
	Global Equity	Global	International	Growth	Emerging	International	International	U.S. High Yield
September 30, 2008	130/30	Select	Growth	Opportunities	Markets	Systematic	All Cap Growth	Bond
Assets
Investments, at value*, (a)	$3,618,480	$34,855,527	$17,578,531	$106,659,248	$13,059,345	$65,204,605	$10,437,653	$48,844,702
Foreign currencies, at value**	—	1	8,777	—	379,995	—	3	—
Cash	—	30,291	658	386,616	89,971	7,217	1,016	—
Deposits with brokers for securities sold short	103	—	—	—	—	—	—	—
Receivables:
Investment securities sold	106,722	453,579	547,920	1,009,030	479,209	2,773,197	255,220	—
Capital shares sold	—	—	31,898	3,774,809	25	—	1,923	131,972
Dividends	9,005	87,580	55,398	289,663	51,181	205,188	29,297	—
Foreign taxes receivable	1,409	74,331	35,087	17,056	369	51,694	17,343	—
Interest	—	—	—	—	—	—	—	1,305,719
Other	—	—	829	—	—	1,145	1,919	—
Total Assets	3,735,719	35,501,309	18,259,098	112,136,422	14,060,095	68,243,046	10,744,374	50,282,393
Liabilities
Payables:
Bank overdraft	$1,238	$—	$—	$26,679	$—	$13,735	$—	$—
Investments purchased	89,099	—	408,065	646,408	—	1,845,248	560,683	—
Capital shares redeemed	—	23,176	83,983	3,779,393	—	4,352	1,784	1,262,583
Collateral on securities loaned	—	—	—	—	—	—	—	—
Securities sold short	310,199	—	—	—	—	—	—	—
Financing fee	4,133	—	—	—	—	—	—	—
To investment advisor	3,481	22,207	8,418	70,059	11,977	30,335	7,786	18,563
Dividends payable for short sales	1,414	—	—	—	—	—	—	—
Other Liabilities	4,135	31,185	15,920	108,603	11,171	38,273	3,584	23,366
Total Liabilities	413,699	76,568	516,386	4,631,142	23,148	1,931,943	573,837	1,304,512
NET ASSETS	3,322,020	35,424,741	17,742,712	107,505,280	14,036,947	66,311,103	10,170,537	48,977,881
* Investments, at cost	4,117,759	37,993,889	19,831,680	125,428,073	16,667,699	78,039,582	12,129,281	54,746,513
** Foreign currencies, at cost	—	1	10,178	—	381,678	273,409	3	—
Proceeds for securities sold short	335,934	—	—	—	—	—	—	—
Net Assets Consist Of:
Paid-in capital	$4,147,196	$8,760,190	$29,489,105	$134,963,145	$16,311,111	$101,669,096	$15,123,712	$59,447,149
Undistributed net investment income (loss)	(7,784)	1,290,856	731,358	68,478	350,383	2,014,840	184,696	190,989
Accumulated net realized gain/(loss) on investments and foreign currencies and short sales	(343,729)	28,508,220	(10,225,465)	(8,771,724)	853,040	(24,540,552)	(3,447,252)	(4,758,446)
Net unrealized (depreciation) of investment and other assets and liabilities denominated in foreign currencies and short sales	(473,663)	(3,134,525)	(2,252,286)	(18,754,619)	(3,477,587)	(12,832,281)	(1,690,619)	(5,901,811)
Net Assets applicable to all shares outstanding	$3,322,020	$35,424,741	$17,742,712	$107,505,280	$14,036,947	$66,311,103	$10,170,537	$48,977,881
Net Assets of Class I shares	$3,322,020	$25,927,948	$7,535,283	$82,635,518	$3,640,588	$21,266,598	$10,170,537	$48,977,881
Net Assets of Class II shares	—	9,496,793	8,157,126	2,943,035	10,396,358	7,289,357	—	—
Net Assets of Class III shares	—	—	—	21,958,506	—	37,759,253	—	—
Net Assets of Class IV shares	—	—	—	—	—	—	—	—
Net Assets of Class R shares	—	—	2,050,303	—	—	—	—	—
Class I Shares outstanding	414,535	2,552,745	1,126,448	2,853,393	379,662	2,049,868	1,064,358	5,679,149
Class II Shares outstanding	—	915,157	1,334,528	98,659	1,082,835	701,435	—	—
Class III Shares outstanding	—	—	—	735,872	—	3,625,307	—	—
Class IV Shares outstanding	—	—	—	—	—	—	—	—
Class R Shares outstanding	—	—	366,447	—	—	—	—	—
Net Asset Value — Class I Share	$8.01	$10.16	$6.69	$28.96	$9.59	$10.37	$9.56	$8.62
Net Asset Value — Class II Share	$—	$10.38	$6.11	$29.83	$9.60	$10.39	$—	$—
Net Asset Value — Class III Share	$—	$—	$—	$29.84	$—	$10.42	$—	$—
Net Asset Value — Class IV Share	$—	$—	$—	$—	$—	$—	$—	$—
Net Asset Value — Class R Share	$—	$—	$5.60	$—	$—	$—	$—	$—
(a) Including securities on loan with values of:	$—	$—	$—	$—	$—	$—	$—	$—

See Accompanying Notes to Financial Statements.
64 & 65

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF OPERATIONS

				U.S. Systematic	U.S. Small
Period Ended		U.S. Emerging	U.S. Ultra	Large Cap	to Mid Cap
September 30, 2008 (Unaudited)	U.S. Micro Cap	Growth	Micro Cap	Growth	Growth	U.S. Convertible
Investment Income
Dividends, net of foreign taxes*	$53,199	$23,448	$1,140	$102,204	$8,945	$1,230,756
Interest	—	—	—	—	—	2,539,441
Total Income	53,199	23,448	1,140	102,204	8,945	3,770,197
Expenses
Advisory fee	322,530	42,658	11,738	29,174	12,973	880,413
Administration fees	174,166	23,319	5,713	36,791	10,379	368,718
Shareholder servicing fees	—	3,856	—	7,387	—	—
Financing fees	—	—	—	—	—	—
Professional fees	2,244	363	28	595	168	10,569
Trustees’ fees and expenses	9,232	1,420	104	2,457	637	46,323
Interest and credit facility fee	—	103	—	1,770	—	—
Dividend expense on securities sold short	—	—	—	—	—	—
Miscellaneous	2,960	1,322	1,627	1,371	1,059	11,072
Total Expenses	511,132	73,041	19,210	79,545	25,216	1,317,096
Expense offset	(207,021)	(25,255)	(431)	(2,484)	(3,897)	(111,356)
Net Expenses	304,111	47,786	18,779	77,061	21,319	1,205,740
Net Investment Income (Loss)	(250,912)	(24,338)	(17,639)	25,143	(12,374)	2,564,457
Net Realized and Unrealized
Gain (Loss) on Investments
Realized gain from:
Securities	(3,223,088)	(903,928)	(98,033)	415,224	(310,696)	(10,034,057)
Securities sold short	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
Net realized loss	(3,223,088)	(903,928)	(98,033)	415,224	(310,696)	(10,034,057)
Change in unrealized appreciation (depreciation) of:
Investments	1,094,640	(88,718)	15,072	(926,520)	(56,999)	(25,803,129)
Securities sold short	—	—	—	—	—	—
Other assets and liabilities denominated in foreign currencies	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	1,094,640	(88,718)	15,072	(926,520)	(56,999)	(25,803,129)
Net (Loss) on Investments	(2,128,448)	(992,646)	(82,961)	(511,296)	(367,695)	(35,837,186)
Assets Resulting From Operations	$(2,379,360)	$(1,016,984)	$(100,600)	$(486,153)	$(380,069)	$(33,272,729)
* Foreign taxes withheld	$—	$—	$—	$77	$—	$—
** For the period April 1, 2008 through September 30, 2008

				International
Period Ended	Global Equity	Global	International	Growth	Emerging	International	International	U.S. High Yield
September 30, 2008 (Unaudited)	130/30**	Select	Growth	Opportunities	Markets	Systematic	All Cap Growth	Bond
Investment Income
Dividends, net of foreign taxes*	$57,751	$451,775	$374,809	$1,599,213	$375,872	$1,936,188	$134,957	$—
Interest	—	314	79	116	154	238	70	2,173,272
Total Income	57,751	452,089	374,888	1,599,329	376,026	1,936,426	135,027	2,173,272
Expenses
Advisory fee	22,371	140,196	57,381	410,815	84,795	235,534	41,892	103,369
Administration fees	13,626	98,663	76,688	395,720	32,405	149,384	13,307	51,684
Shareholder servicing fees	—	—	3,285	—	—	—	—	—
Financing fees	12,320	—	—	—	—	—	—	—
Professional fees	137	1,518	754	4,114	714	3,433	240	1,757
Trustees’ fees and expenses	518	6,430	3,447	17,689	3,000	15,110	1,069	7,479
Interest and credit facility fee	1,695	111	21	4,042	1,174	520	153	15
Dividend expense on securities sold short	14,398	—	—	—	—	—	—	—
Miscellaneous	939	2,920	1,624	4,759	5,017	4,103	1,085	2,491
Total Expenses	66,004	249,838	143,200	837,139	127,105	408,084	57,745	166,795
Expense offset	(469)	(46,819)	(39,114)	(170,161)	(22,891)	(72,568)	(17,879)	(11,183)
Net Expenses	65,535	203,019	104,086	666,978	104,214	335,516	39,866	155,612
Net Investment Income (Loss)	(7,784)	249,070	270,802	932,351	271,812	1,600,910	95,161	2,017,660
Net Realized and Unrealized
Gain (Loss) on Investments
Realized gain from:
Securities	(380,584)	49,313	(1,101,257)	(3,474,979)	(2,447,441)	(13,911,024)	(420,659)	(431,000)
Securities sold short	34,854	—	—	—	—	—	—	—
Foreign currency transactions	2,001	(4,573)	(2,813)	(20,120)	4,824	(23,691)	198	—
Net realized loss	(343,729)	44,740	(1,104,070)	(3,495,099)	(2,442,617)	(13,934,715)	(420,462)	(431,000)
Change in unrealized appreciation (depreciation) of:
Investments	(499,279)	(9,166,654)	(3,955,009)	(33,795,679)	(3,778,284)	(9,683,945)	(2,345,792)	(3,743,507)
Securities sold short	25,735	—	—	—	—	—	—	—
Other assets and liabilities denominated in foreign currencies	(119)	(10,103)	(6,641)	15,375	(38,427)	137,157	(2,274)	—
Net unrealized appreciation (depreciation)	(473,663)	(9,176,757)	(3,961,650)	(33,780,304)	(3,816,711)	(9,546,788)	(2,348,066)	(3,743,507)
Net (Loss) on Investments	(817,392)	(9,132,017)	(5,065,720)	(37,275,403)	(6,259,328)	(23,481,503)	(2,768,528)	(4,174,507)
Assets Resulting From Operations	$(825,176)	$(8,882,947)	$(4,794,918)	$(36,343,052)	$(5,987,516)	$(21,880,593)	$(2,673,367)	$(2,156,847)
* Foreign taxes withheld	$4,692	$42,592	$41,841	$129,548	$45,208	$248,667	$14,057	$—
** For the period April 1, 2008 through September 30, 2008

See Accompanying Notes to Financial Statements.

66 & 67

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	U.S. Micro Cap		U.S. Emerging Growth		U.S. Ultra Micro Cap
	September 30,		September 30,		September 30,
Periods Ended September 30, 2008	2008	March 31,	2008	March 31,	2008	March 31,
and March 31, 2008	(Unaudited)	2008	(Unaudited)	2008	(Unaudited)	2008
Increase (Decrease) In Net Assets
From Investment Operations:
Net investment income (loss)	$(250,912)	$(971,799)	$(24,338)	$(63,162)	$(17,639)	$(2,880)
Net realized gain (loss)	(3,223,088)	5,666,026	(903,928)	1,109,622	(98,033)	(17,628)
Net unrealized appreciation (depreciation)	1,094,640	(13,753,967)	(88,718)	(1,932,344)	15,072	(44,171)
Investment operations	(2,379,360)	(9,059,740)	(1,016,984)	(885,884)	(100,600)	(64,679)
Distributions to Shareholders:
From net investment income
Class I	—	—	—	—	—	—
Class II	—	—	—	—	—	—
Class IV	—	—	—	—	—	—
Class R	—	—	—	—	—	—
From net realized gains
Class I	—	(9,796,779)	—	(527,551)	—	—
Class II	—	(98,864)	—	—	—	—
Class IV	—	—	—	—	—	—
Class R	—	—	—	(217,858)	—	—
Total distributions	—	(9,895,643)	—	(745,409)	—	—
From Capital Share Transactions:
Proceeds from shares sold
Class I	8,807,814	17,361,071	2,522,120	2,539,292	758,210	950,827
Class II	—	110,838	—	—	—	—
Class IV	—	—	—	—	—	—
Class R	—	—	396,676	1,124,520	—	—
Distributions reinvested
Class I	—	9,746,287	—	526,107	—	—
Class II	—	98,864	—	—	—	—
Class IV	—	—	—	—	—	—
Class R	—	—	—	217,859	—	—
Cost of shares redeemed
Class I	(4,342,274)	(32,282,224)	(1,056,312)	(1,777,085)	—	—
Class II	—	(3,054,309)	—	—	—	—
Class IV	—	—	—	—	—	—
Class R	—	—	(419,737)	(1,216,005)	—	—
Net increase (decrease) in net assets
from share transactions	4,465,540	(8,019,473)	1,442,747	1,414,688	758,210	950,827
Net Increase (Decrease) in Net Assets	2,086,180	(26,974,856)	425,763	(216,605)	657,610	886,148
Net Assets
Beginning	60,122,396	87,097,252	10,369,266	10,585,871	886,148	—
Ending	$62,208,576	$60,122,396	$10,795,029	$10,369,266	$1,543,758	$886,148
Undistributed net investment income, ending	$250,912	$—	$24,338	$—	$17,639	$—
Class I — Capital Share Activity
Shares sold	697,707	1,152,958	205,087	182,466	79,096	95,521
Distributions reinvested	—	692,700	—	37,552	—	—
Shares redeemed	(361,155)	(2,167,801)	(90,141)	(131,451)	—	—
Net Class I Share Activity	336,552	(322,143)	114,946	88,567	79,096	95,521
Class II — Capital Share Activity
Shares sold	—	6,464	—	—	—	—
Distributions reinvested	—	6,952	—	—	—	—
Shares redeemed	—	(187,792)	—	—	—	—
Net Class II Share Activity	—	(174,376)	—	—	—	—
Class IV — Capital Share Activity
Shares sold	—	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—
Net Class IV Share Activity	—	—	—	—	—	—
Class R — Capital Share Activity
Shares sold	—	—	33,659	79,606	—	—
Distributions reinvested	—	—	—	15,891	—	—
Shares redeemed	—	—	(37,449)	(86,526)	—	—
Net Class R Share Activity	—	—	(3,790)	8,971	—	—

	U.S. Systematic						Global Equity
	Large Cap Growth		U.S. Small to Mid Cap Growth		U.S. Convertible		130/30
	September 30,		September 30,		September 30,		September 30,
Periods Ended September 30, 2008	2008	March 31,	2008	March 31,	2008	March 31,	2008
and March 31, 2008	(Unaudited)	2008	(Unaudited)	2008	(Unaudited)	2008	(Unaudited)
Increase (Decrease) In Net Assets
From Investment Operations:
Net investment income (loss)	$25,143	$(17,588)	$(12,374)	$(17,854)	$2,564,457	$3,307,246	$(7,784)
Net realized gain (loss)	415,224	1,142,381	(310,696)	(320,604)	(10,034,057)	2,428,013	(343,729)
Net unrealized appreciation (depreciation)	(926,520)	(1,503,590)	(56,999)	(183,249)	(25,803,129)	(8,015,589)	473,663
Investment operations	(486,153)	(378,797)	(380,069)	(521,707)	(33,272,729)	(2,280,330)	(825,176)
Distributions to Shareholders:
From net investment income
Class I	—	—	—	—	(232,087)	(514,906)	—
Class II	—	(16,091)	—	—	(177,316)	(122,122)	—
Class IV	—	—	—	—	(2,003,554)	(2,605,259)	—
Class R	—	—	—	—	—	—	—
From net realized gains
Class I	—	—	—	—	—	(150,355)	—
Class II	—	—	—	—	—	(38,002)	—
Class IV	—	—	—	—	—	(710,833)	—
Class R	—	—	—	—	—	—	—
Total distributions	—	(16,091)	—	—	(2,412,957)	(4,141,477)	—
From Capital Share Transactions:
Proceeds from shares sold
Class I	27,670	106,984	—	5,383,713	8,440,790	15,784,572	4,148,209
Class II	—	2,468,812	—	—	41,196,161	965,357	—
Class IV	—	—	—	—	8,300,891	164,185,347	—
Class R	187,095	486,815	—	—	—	—	—
Distributions reinvested
Class I	—	16,091	—	—	227,083	654,378	—
Class II	—	—	—	—	177,316	160,124	—
Class IV	—	—	—	—	2,949	4,685	—
Class R	—	—	—	—	—	—	—
Cost of shares redeemed
Class I	(55,896)	(262,579)	—	—	(41,865,975)	(9,010,639)	(1,013)
Class II	(7,210,210)	(1,650,704)	—	—	(7,199,717)	—	—
Class IV	(382,762)	(571,886)	—	—	—	(127,582)	—
Class R	—	—	—	—	—	—	—
Net increase (decrease) in net assets
from share transactions	(7,434,103)	593,733	—	5,383,713	9,279,498	172,616,242	4,147,196
Net Increase (Decrease) in Net Assets
Net Assets	(7,920,256)	198,845	(380,069)	4,862,006	(26,406,188)	166,194,435	3,322,020
Beginning	17,206,401	17,007,556	4,862,006	—	310,103,922	143,909,487	—
Ending	$9,286,145	$17,206,401	$4,481,937	$4,862,006	$283,697,734	$310,103,922	$3,322,020
Undistributed net investment income, ending	$25,143	$-	$12,374	$–	$193,419	$41,918	$7,784
Class I — Capital Share Activity
Shares sold	1,531	5,151	—	539,027	326,085	630,900	414,635
Distributions reinvested	—	—	—	—	9,281	25,119	—
Shares redeemed	(2,815)	12,161	—	—	(1,649,475)	(338,123)	(100)
Net Class I Share Activity	(1,284)	(7,010)	—	539,027	(1,314,109)	317,896	414,535
Class II — Capital Share Activity
Shares sold	—	113,463	—	—	1,621,749	36,196	—
Distributions reinvested	—	704	—	—	8,027	6,118	—
Shares redeemed	(348,642)	(75,329)	—	—	(289,391)	—	—
Net Class II Share Activity	(348,642)	38,838	—	—	1,340,385	42,314	—
Class IV — Capital Share Activity
Shares sold	—	—	—	—	349,871	6,197,172	—
Distributions reinvested	—	—	—	—	127	180	—
Shares redeemed	—	—	—	—	—	(4,794)	—
Net Class IV Share Activity	—	—	—	—	349,998	6,192,558	—
Class R — Capital Share Activity
Shares sold	9,510	23,608	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—	—
Shares redeemed	(20,108)	(27,157)	—	—	—	—	—
Net Class R Share Activity	(10,598)	(3,549)	—	—	—	—	—

See Accompanying Notes to Financial Statements.

68 & 69

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

					International
	Global Select		International Growth		Growth Opportunities
	September 30,		September 30,		September 30,
Periods Ended September 30, 2008	2008	March 31,	2008	March 31,	2008	March 31,
and March 31, 2008	(Unaudited)	2008	(Unaudited)	2008	(Unaudited)	2008
Increase (Decrease) In Net Assets
From Investment Operations:
Net investment income	$249,070	$753,296	$270,802	$515,715	$932,351	$839,340
Net realized gain (loss)	44,740	32,195,785	(1,104,070)	22,032,681	(3,495,099)	628,324,600
Net unrealized (depreciation)	(9,176,757)	(15,140,580)	(3,961,650)	(10,216,944)	(33,780,304)	(46,775,990)
Investment operations	(8,882,947)	17,808,501	(4,794,918)	12,331,452	(36,343,052)	22,387,950
Distributions to Shareholders:
From net investment income
Class I	—	(612,353)	—	(102,579)	—	(2,374,268)
Class II	—	(2,152)	—	(264,648)	—	(69,543)
Class III	—	—	—	—	—	—
Class IV	—	—	—	—	—	—
Class R	—	—	—	(122,626)	—	—
From net realized gains
Class I	—	(14,408,538)	—	(6,119,767)	—	(36,837,182)
Class II	—	(5,564,143)	—	(7,384,655)	—	(3,939,300)
Class III	—	—	—	—	—	(12,535)
Class IV	—	—	—	—	—	—
Class R	—	—	—	(2,036,861)	—	—
Total distributions	—	(20,587,186)	—	(16,031,136)	—	(43,232,828)
From Capital Share Transactions:
Proceeds from shares sold
Class I	2,334,923	3,385,644	1,171,131	4,506,739	15,657,248	60,762,777
Class II	3,565,280	2,410,773	—	12,456,347	4,064,557	1,218,257
Class III	—	—	—	—	25,010,796	45,968
Class IV	—	—	—	—	—	26,893
Class R	—	—	386,485	952,934	—	—
Distributions reinvested
Class I	—	11,901,041	—	6,217,911	—	37,309,080
Class II	—	5,566,296	—	7,649,303	—	—
Class III	—	—	—	—	—	12,534
Class IV	—	—	—	—	—	—
Class R	—	—	—	2,159,486	—	—
Cost of shares redeemed
Class I	(2,838,184)	(51,776,128)	(1,148,582)	(11,550,042)	(15,807,425)	(52,627,289)
Class II	(40,102)	(96,844,060)	(1,123,348)	(63,923,305)	(6,529,252)	(75,339,925)
Class III	—	—	—	—	—	(5,460,800)
Class IV	—	—	—	—	—	(75,746,255)
Class R	—	—	(357,506)	(873,729)	—	—
Net increase (decrease) in net assets
from share transactions	3,021,917	(125,356,434)	(1,071,820)	(42,404,356)	22,395,924	(109,798,760)
Net Increase (Decrease) in Net Assets	(5,861,030)	(128,135,119)	(5,866,738)	46,104,040	(13,947,128)	(130,643,638)
Net Assets
Beginning	41,285,771	169,420,890	23,609,450	69,713,490	121,452,408	252,096,046
Ending	$35,424,741	$41,285,771	$17,742,712	$23,609,450	$107,505,280	$121,452,408
Undistributed net investment income, ending	$1,290,856	$1,041,786	$731,357	$460,556	$68,478	$(863,873)
Class I — Capital Share Activity
Shares sold	196,505	192,981	147,307	318,579	453,232	1,089,540
Distributions reinvested	—	835,747	—	675,126	—	841,432
Shares redeemed	(226,679)	(2,669,279)	(143,605)	(542,226)	(423,883)	(920,041)
Net Class I Share Activity	(30,174)	(1,640,551)	3,702	451,479	29,349	1,010,931
Class II — Capital Share Activity
Shares sold	251,076	114,030	—	615,162	111,423	20,169
Distributions reinvested	—	382,826	—	911,717	—	—
Shares redeemed	(2,949)	(4,713,094)	(158,822)	(2,377,559)	(211,718)	(1,099,006)
Net Class II Share Activity	248,127	(4,216,238)	(158,822)	(850,680)	(100,295)	(1,078,837)
Class III — Capital Share Activity
Shares sold	—	—	—	—	735,872	669
Distributions reinvested	—	—	—	—	—	273
Shares redeemed	—	—	—	—	—	(82,580)
Net Class III Share Activity	—	—	—	—	735,872	(81,638)
Class IV — Capital Share Activity
Shares sold	—	—	—	—	—	402
Distributions reinvested	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	(1,212,404)
Net Class IV Share Activity	—	—	—	—	—	(1,212,002)
Class R — Capital Share Activity
Shares sold	—	—	55,128	48,877	—	—
Distributions reinvested	—	—	—	279,726	—	—
Shares redeemed	—	—	(55,043)	(67,553)	—	—
Net Class R Share Activity	—	—	85	261,050	—	—

					International
	Emerging Markets		International Systematic		All Cap Growth		U.S. High Yield Bond
	September 30,		September 30,		September 30,		September 30,
Periods Ended September 30, 2008	2008	March 31,	2008	March 31,	2008	March 31,	2008	March 31,
and March 31, 2008	(Unaudited)	2008	(Unaudited)	2008	(Unaudited)	2008	(Unaudited)	2008
Increase (Decrease) In Net Assets
From Investment Operations:
Net investment income	$271,812	$266,966	$1,600,910	$1,558,184	$95,161	$181,081	$2,017,660	$5,120,757
Net realized gain (loss)	(2,442,617)	7,702,427	(13,934,715)	(6,595,549)	(420,462)	9,344,656	(431,000)	(36,608)
Net unrealized (depreciation)	(3,816,711)	(419,728)	(9,546,788)	(7,581,342)	2,348,066	(4,606,291)	(3,743,507)	(6,230,507)
Investment operations	(5,987,516)	7,549,665	(21,880,593)	(12,618,707)	(2,673,367)	4,919,446	(2,156,847)	(1,146,358)
Distributions to Shareholders:
From net investment income
Class I	—	(14,063)	—	(362,782)	—	(289,056)	(2,069,921)	(4,645,370)
Class II	—	(174,362)	—	(344,624)	—	—	—	(708,781)
Class III	—	—	—	(685,445)	—	—	—	—
Class IV	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
From net realized gains
Class I	—	(291,347)	—	(1,381,086)	—	(1,461,993)	—	—
Class II	—	(4,120,846)	—	(1,380,699)	—	—	—	—
Class III	—	—	—	(2,628,903)	—	—	—	—
Class IV	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Total distributions	—	(4,600,618)	—	(6,783,539)	—	(1,751,049)	(2,069,921)	(5,354,151)
From Capital Share Transactions:
Proceeds from shares sold
Class I	3,677,277	2,500,423	2,761,031	28,313,307	6,841,031	3,445,406	7,983,221	15,112,012
Class II	1,500	115,682	744,764	26,458,558	—	—	—	57,244
Class III	—	—	750	29,728	—	—	—	—
Class IV	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Distributions reinvested
Class I	—	305,410	—	1,681,704	—	1,751,051	1,944,042	4,260,974
Class II	—	4,295,207	—	1,725,322	—	—	—	5,404
Class III	—	—	—	3,314,349	—	—	—	—
Class IV	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Cost of shares redeemed
Class I	(800,443)	(54,413)	(108,493)	(4,245,485)	(1,337,398)	(24,851,609)	(6,993,328)	(27,693,992)
Class II	(1,000)	(32,139,382)	(16,037,896)	(8,925,925)	—	—	—	(32,698,711)
Class III	—	—	—	(66,872)	—	—	—	—
Class IV	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets
from share transactions	2,877,334	(24,977,073)	(12,639,844)	48,284,686	5,503,633	(19,655,152)	2,933,935	(40,957,069)
Net Increase (Decrease) in Net Assets	(3,110,182)	(22,028,026)	(34,520,437)	28,882,440	2,830,266	(16,486,755)	(1,292,833)	(47,457,578)
Net Assets
Beginning	17,147,129	39,175,155	100,831,540	71,949,100	7,340,271	23,827,026	50,270,714	97,728,292
Ending	$14,036,947	$17,147,129	$66,311,103	$100,831,540	$10,170,537	$7,340,271	$48,977,881	$50,270,714
Undistributed net investment income, ending	$353,014	$78,571	$2,014,841	$413,930	$184,696	$89,535	$190,989	$243,250
Class I — Capital Share Activity
Shares sold	259,103	160,501	249,361	1,688,592	573,623	244,259	966,689	1,521,238
Distributions reinvested	—	19,806	—	110,493	—	133,363	108,242	433,889
Shares redeemed	(63,660)	(3,445)	(7,661)	(279,597)	(120,303)	(1,419,579)	(767,772)	(2,806,757)
Net Class I Share Activity	195,443	176,862	241,700	1,519,488	453,320	(1,041,957)	307,159	(851,630)
Class II — Capital Share Activity
Shares sold	115	7,699	54,010	1,621,046	—	—	—	5,705
Distributions reinvested	—	278,367	—	113,210	—	—	—	386
Shares redeemed	(107)	(2,261,227)	(1,337,592)	(544,129)	—	—	—	(3,305,489)
Net Class II Share Activity	8	(1,975,161)	(1,283,582)	1,190,127	—	—	—	(3,299,398)
Class III — Capital Share Activity
Shares sold	—	—	56	1,938	—	—	—	—
Distributions reinvested	—	—	—	217,334	—	—	—	—
Shares redeemed	—	—	—	(3,906)	—	—	—	—
Net Class III Share Activity	—	—	56	215,366	—	—	—	—
Class IV — Capital Share Activity
Shares sold	—	—	—	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—	—	—
Net Class IV Share Activity	—	—	—	—	—	—	—	—
Class R — Capital Share Activity
Shares sold	—	—	—	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—	—	—
Net Class R Share Activity	—	—	—	—	—	—	—	—

See Accompanying Notes to Financial Statements.

70 & 71

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF CASH FLOWS

Period Ended September 30, 2008 (Unaudited)	Global Equity 130/30
Cash Flows from Operating Activities
Net loss	$(825,176)

Adjustments to reconcile net loss to net cash used in operating activities
Changes in:
Purchase of investment securities	(6,589,139)
Proceeds from disposition of investment securities	2,129,544
Purchase of short term securities, net	(38,747)
Proceeds from securities sold short	1,601,151
Purchase to cover short positions	(1,540,563)
Increase in deposits with brokers for short sales	(103)
Increase in dividends and interest receivable	(10,414)
Increase in receivable for securities sold	(106,722)
Increase in securities sold short	310,199
Increase in payable for securities purchased	89,099
Increase in accrued expenses	13,163
Unrealized appreciation on securities and currencies	473,544
Net realized gain from investments and currencies	345,730
Net cash used in operating activities	(4,148,434)

Cash Flows from Financing Activities
Proceeds from shares sold	4,148,209
Payment on shares redeemed	(1,013)
Bank overdraft	1,238
Net cash provided by financing activities	4,148,434
Net change in cash	—
Cash, beginning of period	—
Cash, end of period	$—

See Accompanying Notes to Financial Statements.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited)

NOTE A — ORGANIZATION

Nicholas-Applegate Institutional Funds (the “Trust”) is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of fourteen separate portfolios (collectively the “Funds” and each a “Fund”). Each Fund’s investment objectives, strategies and risks are discussed in the Funds’ current prospectuses. All of the Funds have issued Class I shares (“Class I”), seven Funds have issued Class II shares (“Class II”), two Funds have issued Class III shares (“Class III”), one Fund has issued Class IV shares (“Class IV”) and three Funds have issued Retirement shares (“Class R”). No shares have a sales charge. Class R has a distribution fee. The Funds offering Class I, Class II, Class III and Class IV shares are covered in this report.

NOTE B — SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

Security Valuations

Equity securities, including ADRs, SDR’s and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Adviser to best reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Adviser. The Adviser has determined the Xetra is the primary market in Germany. Equity Linked Notes (“ELN’s”) are valued by using the closing local price for the underlying security and are translated into U.S. dollars at the exchange rate struck at the close of the London Stock Exchange.

The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the quoted bid price provided by an approved bond pricing service. Convertible securities are normally priced at the mean between the bid and ask prices. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser does not represent fair value (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Adviser’s portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Pricing Committee believe were priced incorrectly. A “significant event” (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation.

Security Transactions and Investment Income

Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

Non-U.S. Currency Transactions

At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds’ management strategy. There were no such forward non-U.S. currency contracts at September 30, 2008.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited) — Continued

Futures Contracts

Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts at September 30, 2008.

Options Contracts

The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts. There were no such options at September 30, 2008.

Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging securities market. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Securities Lending

In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund’s total assets. The loans are secured by collateral in the forms of cash, cash equivalents, U.S. government and agency securities equal to at least 102% of the market value of the securities loaned on U.S. securities and 105% of the market value loaned on non-U.S. securities. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities and may share the interest earned on the collateral with the borrower.

The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds also bear the risk of loss in the event the securities purchased with cash collateral depreciate in value. Loans are subject to termination at the option of the borrower or the Fund. The market value of securities on loan and the related collateral at the period ended September 30, 2008 were:

Fund	Market Value	Collateral
U.S. Micro Cap	$6,639,339	$6,983,207

Credit Facility

The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2009. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended September 30, 2008, the Funds did not borrow against the line of credit.

Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

Fund Expenses and Multi-Class Allocations

Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

During the period ended September 30, 2008, many of the brokers with whom the Adviser places trades on behalf of the Funds provided services to the Funds in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. In addition, through arrangements with the Funds custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds expenses. During the period ended September 30, 2008, the credits used to reduce the Funds expenses were:

Fund	Credit Interest Offset	Direct Brokerage Offset	Security Lending Offset
U.S. Micro Cap	12,305	34,290	160,426
U.S. Emerging Growth	2,611	5,399	17,244
U.S. Ultra Micro Cap	431	—	—
U.S. Systematic Large Cap Growth	2,182	269	33
U.S. Small to Mid Cap Growth	986	2,911	—
U.S. Convertible	111,356	—	—
Global Equity 130/30	468	—	—
Global Select	9,927	3,322	33,569
International Growth	8,468	520	30,125
International Growth Opportunities	29,574	5,662	134,925
Emerging Markets	4,275	206	18,410
International Systematic	35,700	2,863	34,005
International All Cap Growth	4,302	2,744	10,833
U.S. High Yield Bond	11,183	—	—

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C — FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds’ tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

Distributions to Shareholders

The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds’ capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

NOTE D — TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

The Adviser receives a monthly fee at an annual rate based on the average daily net assets of the Funds. The investment Advisory Fee rates for each of the Funds are listed in the table on page 76.

Administrative & Shareholder Services Fee

On January 24, 2006, the Funds entered into a new Administration Agreement whereby the Funds pay for the administrative services they require under what is essentially an all-in fee structure. Class I, II, III & IV shareholders of the Funds pay an administrative fee to the Investment Adviser computed as a percentage of the Funds’ assets attributable in the aggregate to Class I, II, III & IV shares, the Adviser, in turn, provides or procures administrative and shareholder services for Class I, II, III & IV shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Adviser may exceed the related costs. Generally, this may not be the case for relatively small funds.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited) — Continued

	Advisory Fee		Administration Fee*
Fund		Class I	Class II	Class III	Class IV
U.S. Micro Cap	1.00%	0.54%	—	—	—
U.S. Emerging Growth	0.75%	0.41%	—	—	—
U.S. Ultra Micro Cap	1.50%	0.73%	—	—	—
U.S. Systematic Large Cap Growth	0.45%	0.64%	0.49%	—	—
U.S. Small to Mid Cap Growth	0.50%	0.40%	—	—	—
U.S. Convertible	0.55%	0.44%	0.34%	—	0.19%
Global Select	0.65%	0.47%	0.42%	—	—
Global Equity 130/30 (1)	1.10%	0.67%	—	—	—
International Growth	0.50%	0.86%	0.46%	—	—
International Growth Opportunities	0.70%	0.69%	0.54%	0.49%	—
Emerging Markets	0.90%	0.42%	0.32%	—	—
International Systematic	0.50%	0.48%	0.33%	0.23%	—
International All Cap Growth	0.85%	0.27%	—	—	—
U.S. High Yield Bond	0.40%	0.20%	—	—	—
(1)	Commenced 4/01/08
*	Excludes trustees’ fees and expenses, tax, brokerage and interest expenses, and extraordinary expenses.

Securities Lending Fees

The U.S. Micro Cap and U.S. Systematic Large Cap Growth Fund participate in an agency securities lending program with an affiliated agent, Dresdner Bank AG a direct subsidiary to Allianz AG and affiliate to the Trust (“Dresdner Program”). Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided pursuant to the Dresdner Program Agency Agreement between the Funds and Dresdner Bank AG. The amount paid to Dresdner Bank AG for the period ended September 30, 2008 was $38,626. Cash collateral received for securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities.

Trustee Compensation

Certain officers of the Trust are also officers of the Investment Adviser and the Distributor. The Trustees who were not affiliated with the Investment Adviser receive annual compensation of approximately $36,000 each from the Trust, except for the chairman of the Board of Trustees of the Trust and the chairman of the Audit Committee, who will receive annual compensation of approximately $42,000 and $41,000, respectively, from the Trust.

NOTE E — INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, during the period ended September 30, 2008 to indicate the volume of transactions in each Fund. The tax cost of securities held at September 30, 2008, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

Fund	Purchases (in 000’s)	Sales (in 000’s)	Tax Cost (in 000’s)	Gross Unrealized Appreciation (in 000’s)	Gross Unrealized Depreciation (in 000’s)	Net Unrealized Appreciation (Depreciation) (in 000’s)
U.S. Micro Cap	$38,746	$33,973	$63,542	$6,262	$(6,844)	$(582)
U.S. Emerging Growth	9,861	8,090	11,431	674	(1,232)	(558)
U.S. Ultra Micro Cap	1,606	881	1,598	135	(164)	(29)
U.S. Systematic Large Cap Growth	7,357	14,478	9,728	705	(1,151)	(446)
U.S. Small to Mid Cap Growth	4,635	5,017	4,691	214	(454)	(240)
U.S. Convertible	187,347	158,048	310,889	5,837	(30,342)	(24,505)
Global Equity 130/30	6,589	2,129	4,118	103	(576)	(473)

Fund	Purchases (in 000’s)	Sales (in 000’s)	Tax Cost (in 000’s)	Gross Unrealized Appreciation (in 000’s)	Gross Unrealized Depreciation (in 000’s)	Net Unrealized Appreciation (Depreciation) (in 000’s)
Global Select	$25,626	$21,643	$34,240	$3,323	$(6,457)	$(3,134)
International Growth	4,621	5,426	20,079	1,313	(3,565)	(2,252)
International Growth Opportunities	71,311	52,102	126,958	7,940	(26,663)	(18,723)
Emerging Markets	18,021	15,190	16,668	430	(3,907)	(3,477)
International Systematic	88,432	101,138	78,930	1,832	(14,660)	(12,828)
International All Cap Growth	17,352	4,932	12,129	346	(2036)	(1,690)
U.S. High Yield Bond	16,731	12,820	54,766	162	(6,083)	(5,921)

Gains and losses resulting from the subscriptions-in-kind and redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the period, ended September 30, 2008, the Global Equity 130/30 Fund had a subscription-in-kind valued at $3,815,014. The International Systematic and U.S. Systematic Large Cap Growth Funds had redemptions-in-kind valued at $14,372,507 and $3,600,000, respectively.

NOTE F — FINANCIAL INSTRUMENTS

During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds’ involvement in such contracts. For the period ended September 30, 2008 the Funds were not party to any such agreements.

NOTE G — FAIR VALUE OF FINANCIAL INSTRUMENTS

Effective April 1, 2008, the funds adopted FAS 157 — Fair Value Measurements (“FAS 157” or “the Statement”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurement. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the funds (observable inputs) and (2) the funds own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The three levels defined by the FAS 157 hierarchy are as follows:

Level I — quoted prices in active markets for identical securities.

Level II — significant observable inputs (including quoted prices for similar securities, interest rates prepayment speeds, credit risk, etc.).

Level III — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of each fund’s securities using the fair value hierarchy:

At September 30, 2008	Total	Level I	Level II	Level III
U.S Micro Cap
Investments	$62,959,353	$62,959,353	$—	$—
U.S. Emerging Growth
Investments	10,872,593	10,872,593	—	—
U.S. Ultra Micro Cap
Investments	1,568,632	1,568,632	—	—
U.S. Systematic Large Cap Growth
Investments	9,281,921	9,161,765	120,156	—

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited) — Continued

At September 30, 2008	Total	Level I	Level II	Level III
U.S. Small to Mid Cap Growth
Investments	$4,450,911	$4,450,911	$—	$—
U.S. Convertible
Investments	286,384,179	105,717,856	161,357,854	19,308,469
Global Equity 130/30
Investments	3,618,480	3,618,480	—	—
Derivative liabilities	(310,199)	(310,199)
Global Select			—	—
Investments	34,855,527	34,469,046	386,481	—
International Growth
Investments	17,578,531	17,578,531	—	—
International Growth Opportunities
Investments	106,659,248	104,235,196	2,424,052	—
Emerging Markets
Investments	13,059,345	12,974,227	47,036	38,082
International Systematic
Investments	65,204,605	65,204,605	—	—
International All Cap Growth
Investments	10,437,653	10,437,653	—	—
U.S. High Yield Bond
Investments	48,844,702	1,686,608	43,193,006	3,965,088

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period April 1, 2008 through September 30, 2008:

US Convertible	Investments in Securities
Balance as of March 31, 2008	$—
Total realized gain (loss)	144,996
Change in unrealized appreciation (depreciation)	(307,853)
Net purchases (sales)	4,080,261
Transfers in and/or out of Level 3	15,391,065
Balance as of September 30, 2008	$19,308,469

Emerging Markets	Investments in Securities
Balance as of March 31, 2008	$—
Total realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(10,133)
Net purchases (sales)	48,215
Transfers in and/or out of Level 3	—
Balance as of September 30, 2008	$38,082

U.S. High Yield Bond	Investments in Securities
Balance as of March 31, 2008	$—
Total realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	3,965,088
Balance as of September 30, 2008	$3,965,088

NOTE H — SUBSEQUENT EVENTS

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Nicholas Applegate Institutional Funds. Such events occurring subsequent to the date of this report have included, but not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and the sale of Merrill Lynch to Bank of America, and the government bailout of AIG. These companies represent financial institutions with which certain of the Funds conduct business and/or whose securities are or may be held with in the Funds. The potential investment of each Fund’s investments in these issuers, and the financial sector in general, as reflected in each Fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these and other events. U.S. Government Agency securities and collateral received by the Funds under various agreements may include bonds by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

NOTE I — NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (“FASB”) has recently issued Interpretation No.48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No.109 (“FIN 48”), which applies to all registered investment companies and clarifies the accounting for uncertain tax positions. FIN 48 requires the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for the last NAV calculation in the first financial statement reporting period for fiscal years beginning after December 15, 2006. Accordingly, management has evaluated tax positions taken by the Fund for the period April 1, 2008 through September 30, 2008 and determined that the adoption of FIN 48 did not have a material impact to the fund’s financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

In September 2008, FASB Staff Position 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

SHAREHOLDER EXPENSE EXAMPLE — (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

ACTUAL EXPENSES

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return if 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value	Value	April 1, 2008 to	Annualized
	April 1, 2008	September 30, 2008	September 30, 2008	Expense Ratio
U.S. Micro Cap — Class I Actual	$1,000.00	$ 971.60	$ 7.83	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$ 1017.12	$ 8.01	1.58%
U.S. Emerging Growth — Class I Actual	$1,000.00	$ 927.50	$ 5.88	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.97	$ 6.15	1.22%
U.S. Ultra Cap — Class I Actual	$1,000.00	$ 952.60	$12.02	2.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.76	$12.39	2.45%
U.S. Systematic Large Cap Growth — Class I Actual	$1,000.00	$ 905.60	$ 5.72	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$ 6.06	1.20%
U.S. Systematic Large Cap Growth — Class II Actual	$1,000.00	$ 906.70	$ 4.88	1.02%
Hypothetical (5% return before expenses)	$1,000.00	$ 1019.95	$ 5.17	1.02%
U.S. Small to Mid Cap Growth — Class I Actual	$1,000.00	$ 921.30	$ 1.51	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$ 1020.20	$ 1.59	0.97%
U.S. Convertible — Class I Actual	$1,000.00	$ 894.50	$ 4.88	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.92	$ 5.20	1.03%
U.S. Convertible — Class II Actual	$1,000.00	$ 894.90	$ 4.46	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$ 4.76	0.94%
U.S. Convertible — Class IV Actual	$1,000.00	$ 895.30	$ 3.72	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.15	$ 3.96	0.78%

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value	Value	April 1, 2008 to	Annualized
	April 1, 2008	September 30, 2008	September 30, 2008	Expense Ratio
Global Equity 130/30 — Class I Actual	$1,000.00	$ 801.00	$14.65	3.25%
Hypothetical (5% return before expenses)	$1,000.00	$ 1,008.8	$16.34	3.25%
Global Select — Class I Actual	$1,000.00	$ 803.20	$ 5.29	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$ 5.92	1.17%
Global Select — Class II Actual	$1,000.00	$ 803.40	$ 5.08	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	$ 5.68	1.12%
International Growth — Class I Actual	$1,000.00	$ 790.80	$ 6.34	1.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.99	$ 7.14	1.41%
International Growth — Class II Actual	$1,000.00	$ 792.50	$ 4.54	1.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$ 5.12	1.01%
International Growth Opportunities — Class I Actual	$1,000.00	$ 722.20	$ 6.22	1.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.84	$ 7.29	1.44%
International Growth Opportunities — Class II Actual	$1,000.00	$ 722.60	$ 5.58	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.59	$ 6.53	1.29%
International Growth Opportunities — Class III (1) Actual	$1,000.00	$ 877.90	$ 6.09	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.58	$ 6.53	1.29%
Emerging Markets Fund — Class I
Actual	$1,000.00	$ 709.30	$ 6.14	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$ 1017.89	$ 7.25	1.43%
Emerging Markets Fund — Class II Actual	$1,000.00	$ 709.00	$ 5.67	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.44	$ 6.69	1.32%
International Systematic — Class I Actual	$1,000.00	$ 764.20	$ 4.56	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$ 5.22	1.03%
International Systematic — Class II
Actual	$1,000.00	$ 764.50	$ 3.87	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$ 4.43	0.88%
International Systematic — Class III Actual	$1,000.00	$ 765.60	$ 3.45	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$ 3.95	0.78%
International All Cap Growth — Class I Actual	$1,000.00	$ 790.80	$ 5.26	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$ 5.93	1.17%
U.S. High Yield Bond — Class I Actual	$1,000.00	$ 958.90	$ 3.17	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$ 3.27	0.65%
(1)	International Growth Opportunities Fund’s Class III beginning account value on September 08, 2008 (Class inception date)
*	Expenses are equal to the Fund’s annualized expense ratio; multiplied by the average account value over the period

SUPPLEMENTARY INFORMATION — (Unaudited)

QUARTERLY FILING

The Funds provide a complete list of portfolio holdings four times in each fiscal year, at the end of each calendar quarter. For the second and fourth quarters, the portfolio holdings appear in the Funds’ semiannual and annual reports to shareholders. For the first and third quarters, the Funds file their portfolio holdings with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the Funds’ Form N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

CORPORATE GOVERNANCE (UNAUDITED)
Name, Address (1) Age Position(s) Held with Fund Length of Time Served (2)	Principal Occupation(s) during Past 5 Years Other Directorship Held by Trustee Number of Portfolios in Fund complex Overseen by Trustee
Independent Trustees:

Darlene T. DeRemer 11/27/1955 Chairperson of the Board Since August 2007 & Trustee Since May 1999
Principal Occupations: Partner, Grail Partners LLC (since 2005); Managing Director, Putnam Lovell NBF Private Equity (Since 2004-2005); Managing Director, NewRiver E-Business Advisory Services Division (2000-2003); Prior to, President and Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (1987-2003); Vice President and Director, Asset Management Division, State Street Bank and Trust Company, now referred to as State Street Global Advisers, (1982-1987); Vice President, T. Rowe Price & Associates (1979-1982); Member, Boston Club (since 1998); Member, Financial Women’s Association Advisory Board (since 1995); Founder, Mutual Fund Cafe Website.

Other Directorships Held: Founding Member and Director, National Defined Contribution Council (since 1997); Trustee, Boston Alzheimer’s Association (since 1998); Director, King’s Wood Montessori School (since 1995); Editorial Board, National Association of Variable Annuities (since 1997); Director, Nicholas-Applegate Strategic Opportunities, Ltd. (1994-1997); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika & Voyles Fund Group (since 1994-2000); Trustee, Bramwell Funds (2003-2005); Director, Independent Director Council (since 2004); Mutual Fund Directors’ Council-Advisory Board; Board Member-Chatman Partners; Board Member X-Shares LLC.

Number of Portfolios Overseen by Trustee: 14

John J. Murphy 4/8/1944 Trustee Since September 2005	Principal Occupations: Founder and senior principal, Murphy Capital Management

Other Directorships Held: Director, Smith Barney Multiple Discipline Trust; Director, Barclays International Funds Group Ltd. and affiliated companies; Smith Barney Consulting Group; Legg Mason Equity Funds.

Number of Portfolios Overseen by Trustee: 14

Bradford K. Gallagher 2/24/1944 Trustee Since August 2007
Principal Occupations: Founder, Spyglass Investments LLC (a private investment vehicle) (since 2001); Founder, President and CEO of CypressTree Investment Management Company and Annuity Company; Managing Director, Fidelity Investments.

Other Directorships Held: Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 2005); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006);Director, United Way of Eastern Massachusetts (1988-1990); Director, Ouimet Scholarship Fund (1993-2005); Director, Emerson Hospital (1995-2005)

Number of Portfolios Overseen by Trustee: 14

Steven Grenadier 12/14/1964 Trustee
Principal Occupations: William F. Sharpe Professor of Financial Economics, Stanford University Graduate School of Business; Research Associate, National Bureau of Economic Research (since 2002); Chairman of the Finance Department, Stanford University Graduate School of Business (2004-2006)

Since August 2007
Other Directorships Held: Independent Trustee, E Trade Funds.

Number of Portfolios Overseen by Trustee: 14
Interested Trustees:

Horacio A. Valeiras 1/8/1959 President & Trustee Since August 2004
Principal Occupations: Managing Director (since 2004) and Chief Investment Officer, Nicholas-Applegate Capital Management, Nicholas-Applegate Securities (since 2002); Chief Investment Officer Oppenheimer Capital and AGI Management Partners (since 2008); Managing Director of Morgan Stanley Investment Management, London (1997-2002); Head of International Equity and Asset Allocation, Miller Anderson & Sherred; Director and Chief of Investment Strategies, Credit Suisse First Boston.

Other Directorships Held: Trustee, The Bishops School (since 2002); Trustee, San Diego Rowing Club (since 2002).

Number of Portfolios Overseen by Trustee: 14

Arthur B. Laffer 8/14/1940 Trustee Since August 2007
Principal Occupations: Chairman, Laffer Associates (economic consulting) (since 1979); Chairman, Laffer Advisors Inc. (registered broker-dealer) (since 1981); Chairman Laffer Investments (asset management) (since 2000); Member, Congressional Policy Advisory Board (since 1998); Distinguished University Professor and Director, Pepperdine University (1985-1988); Professor of Business Economics, University of Southern California (1976-1984); Associate Professor of Business Economics, University of Chicago (1967-1976).

Other Directorships Held: Director of MPS Group, Inc. (NYSE:MPS) (since 2003); Director, Petco Animal Supplies, Inc. (NASDAQ:PETC) (2002-2005); Director, Oxigene Inc. (NASDAQ:OXGN); biopharmaceutical company (since 1998); Director of Provide Commerce (NASDAQ: PRVD) (since 1998); Director, Veolia Environmental Corporation (successor to U.S. Filter Corporation (water purification) (1991-2006); Director, Nicholas Applegate Fund, Inc. (1987-2007).

Number of Portfolios Overseen by Trustee: 14

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

CORPORATE GOVERNANCE (UNAUDITED)

Name, Address (1) Age Position(s) Held with Fund Length of Time Served (2)	Principal Occupation(s) during Past 5 Years Other Directorship Held by Trustee Number of Portfolios in Fund complex Overseen by Trustee
Officers:

Charles H. Field, Jr. 7/24/1955 Secretary and Chief Compliance Officer Since May 2002
Principal Occupations: Managing Director and General Counsel, Nicholas-Applegate Capital Management, Nicholas- Applegate Securities LLC, Nicholas-Applegate Holdings LLC (since February 2004), Deputy General Counsel, Nicholas- Applegate Capital Management, LLC (1996-2004).

Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 14

Deborah A. Wussow 1/31/1960 Treasurer and Assistant Secretary Since August 2006
Principal Occupations: Senior Vice President and Chief Compliance Officer, Nicholas-Applegate Capital Management, (Since 2008), and previously Vice President and Director, Legal and Compliance, Nicholas-Applegate Capital Management (2005-2007) and Manager, Legal and Compliance, Nicholas-Applegate Capital Management (1995-2004))

Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 14
(1)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego,California 92101.
(2)	Each Trustee serves for an indefinite term, until her or his successor is elected.

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TRUSTEES OF NICHOLAS - APPLEGATE INSTITUTIONAL FUNDS

Darlene T. DeRemer, Chairperson
Horacio A. Valeiras
John J. Murphy
Bradford K. Gallagher
Steven Grenadier
Arthur B. Laffer

OFFICERS

Horacio A. Valeiras, President
Charles H. Field, Jr., Secretary & Chief Compliance Officer
Deborah A. Wussow, Treasurer & Assistant Secretary

INVESTMENT ADVISER

Nicholas-Applegate Capital Management

DISTRIBUTOR

Nicholas-Applegate Securities

CUSTODIAN

Brown Brothers Harriman & Co., Private Bankers

TRANSFER AGENT

UMB Fund Services Group, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

SAR0908INST

600 West Broadway
San Diego, California 92101
800.551.8043

September 30, 2008 Semi-Annual Report (Unaudited)

Class R Shares

U.S. Emerging Growth
U.S. Systematic Large Cap Growth
International Growth

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

The six-month period ended September 30, 2008 was a challenging time for investors. The problems in the credit markets that began in 2007 intensified, dimming the outlook for the global economy and sending stock prices lower around the world.

In this semi-annual report, we review the performance of the financial markets and our mutual funds from April 1, 2008 through September 30, 2008. We also share our outlook for the months ahead.

In the United States, the S&P 500 Index declined 10.9% in the face of significant headwinds. S&P 500 companies posted a fourth straight quarter of negative earnings growth, the economy appeared to be faltering and a deepening of the credit crisis transformed Wall Street in September. Crippled by mortgage losses, one major financial institution after another faced insolvency, causing risk aversion to skyrocket, lending to dry up and stock prices to fall. The Federal Reserve flooded the banking system with extra liquidity but held the target funds rate at 2% after having lowered it 0.25% in April. The U.S. Treasury proposed a $700 billion program to buy up bad mortgage securities, the terms of which were being negotiated by Congress on September 30.

The crisis in the United States spread overseas, where a handful of large European financial institutions were rescued by their respective governments. The turmoil in the credit markets, along with signs of a sharp economic slowdown in Europe and Japan, contributed to the 13.4% loss in the MSCI EAFE Index in local currencies. The index shed 22.0% in U.S. dollar terms, as the euro, pound and yen fell 10.7%, 10.2% and 6.4%, respectively, versus the dollar on concerns about the deterioration in international economies. Monetary policy in developed non-U.S. countries was mixed. Like the Fed, the Bank of England eased in April but subsequently kept rates at 5% amid rising inflation. The European Central Bank tightened in July to combat inflation but then held rates at 4.25%, while the Bank of Japan maintained its 0.5% target rate throughout the period. Nonetheless, these and other central banks around the world joined the Fed in injecting liquidity into the credit markets.

Stocks in developing countries registered the biggest losses, with the MSCI Emerging Markets Index falling 22.0% in local currencies and 27.5% in U.S. dollars. The sell-off was triggered by rising risk aversion, fears of a global recession and a steep decline in commodity prices, as energy and materials companies represent nearly a third of the index’s market value. After rising 19.6% during the first half of the period, the Reuters/Jefferies CRB Index of nineteen commodities plunged 25.3% from July through September on worries about softening demand. Policymakers in emerging countries shifted their focus from curbing inflation, which showed signs of easing, to stabilizing their financial markets. For example, Chinese officials cut stock-trading taxes, bought shares of large local banks and lowered the country’s benchmark lending rate for the first time since 2002.

While investment returns were disappointing in absolute terms, we are pleased that the U.S. Systematic Large Cap Growth Fund and the International Growth Fund outperformed their benchmarks in the volatile environment. The U.S. Emerging Growth Fund trailed its benchmark but has outperformed over longer periods of time.

We remain excited about the investment potential of our existing funds, as well as the potential of new strategies that we are offering. On April 1, we launched the Global Equity 130/30 Fund, which has the flexibility to short stocks. Global Equity 130/30 seeks to deliver more alpha than similar long-only approaches — without a commensurate increase in risk —and capitalizes on our expertise in fundamental research, quantitative analysis and short selling.

Just as we are committed to providing innovative investment solutions, we are committed to continually strengthening our organization. During the period, we welcomed several highly qualified analysts to both our traditional and systematic investment teams. We are enhancing our global trading platform by implementing the latest in trade order management technology — technology that will enable faster, better execution. By fine-tuning our trading capabilities, we hope to more fully capture the value of our investment decisions in the funds.

As the end of 2008 draws near, the outlook for the financial markets is uncertain. We believe that many developed economies will slip into recession early next year, if they have not already, and that emerging economies will slow. Now that inflation is yesterday’s problem, we expect the Federal Reserve and other central banks to cut interest rates, which may help unfreeze the credit markets and stimulate growth. Beyond monetary policy, governments have intervened to shore up their banking systems and economies; however, the effectiveness of their actions is yet to be seen.

Since Nicholas-Applegate was founded in 1984, the markets have experienced periods of volatility, spanning both peaks and valleys. Throughout them all, we have maintained our disciplined, long-term approach to investing. As difficult as the current situation may seem, this too shall pass. Meanwhile, we will continue to faithfully adhere to our investment philosophy and process, which we believe will produce strong performance in the funds over time.

On behalf of everyone at the firm, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the trust you have placed in us.

Best Regards,

Horacio A. Valeiras, CFA
President and Chief Investment Officer
September 30, 2008

TABLE OF CONTENTS

The Funds’ Review and Outlook, Performance and
Schedule of Investments:

U.S. Emerging Growth	1
U.S. Systematic Large Cap Growth	5
International Growth	8

The Funds’:

Financial Highlights	12
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm
Shareholder Expense Example	23
Supplementary Information	24

This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class R Shares. Distributor: Nicholas-Applegate Securities.

U.S. EMERGING GROWTH FUND

Management Team: John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

Market Overview: The Russell 2000 Growth Index declined in the six months ended September 30, 2008. However, small-cap growth stocks were much more resilient than large caps, due in part to better earnings from smaller companies.

The Russell 2000 Growth Index shook off weakness in June to end the first five months of the period with a nearly 10% gain. Returns were especially strong in April and May when the Federal Reserve made its seventh in a series of interest rate cuts, and small companies outside of financials reported healthy first quarter profits.

September turned out to be an exceptionally weak and volatile month, and small-cap growth stocks gave back all of their earlier gains and then some. During September, a number of bellwether U.S. financial institutions became overwhelmed by mortgage-related losses, including one that was forced into bankruptcy. Policymakers sprang into action, effectively nationalizing the largest U.S. mortgage lenders, providing a loan to one of the world’s biggest insurance companies and orchestrating the sale of two major banks. In addition, the Federal Reserve pumped liquidity into the financial system and expanded its emergency bank lending programs. Despite these efforts to stabilize the markets, investors shunned riskier assets, credit dried up and equity prices plummeted. The month ended on hopes that Congress would pass a $700 billion financial rescue package.

Performance: During the six months ended September 30, 2008, the Fund’s Class R shares posted a 7.32% loss and the Russell 2000 Growth Index fell 2.83%.

Portfolio Specifics: Overall, the Fund’s sector exposures positively impacted relative results. An underweight in materials — one of the worst-performing sectors in the index —was helpful, as deterioration in the outlook for the global economy sent commodity prices sharply lower from July through September. An overweight in health care was another plus, as health care was the best-performing sector in the benchmark. Investors typically favor this defensive group when the market is volatile, and this period was no exception.

In the risk-averse climate, investors also favored the larger-cap stocks in the Russell 2000 Growth Index. This was a headwind for the Fund, since the types of fast-growing companies that we like to own tend to be on the smaller side of small cap. In terms of sectors, stock selection among industrials and information technology companies subtracted the most from relative results.

While the portfolio generated a decline, there were a number of individual holdings that performed well. The Fund’s top contributors included Jos. A. Bank Clothiers, an apparel retailer; Alexion Pharmaceuticals, a biotechnology firm; and NuVasive, a medical device company.

Market Outlook: The stock market is likely to remain volatile over the coming months as investors measure the impact of the government rescue package and other policy steps aimed at stabilizing the financial system and economy. While it may take time for the environment to improve, it is worth noting that equities have recovered from significant shocks in the past.

Regardless of which direction the broad stock market takes, we believe that consistent application of our investment process will lead us to fast-growing small-cap companies for the Fund.

Comparison of Change in Value of a $250,000 Investment in U.S. Emerging Growth Fund Class R Shares with the Russell 2000 Growth Index.

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
U.S. Emerging Growth Fund Class R	-25.69%	7.44%	5.82%
Russell 2000 Growth Index	-17.08%	6.63%	4.67%

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 2000 Growth Index for the periods indicated. The Fund’s Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund’s Class I Shares. This performance has been restated to reflect shareholder services fees of 0.25% applicable to Class R shares, but not Class I shares of the Fund. The Fund’s Class I shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions.You may have a gain or loss when you sell your shares.

1

U.S. EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Common Stock - 100.7%
Aerospace/Defense-Equipment - 3.7%
BE Aerospace, Inc.*	3,100	$49,073
Curtiss-Wright Corp.	1,400	63,630
Moog, Inc. Cl. A*	1,900	81,472
National Presto Industries, Inc.	700	52,150
Orbital Sciences Corp.*	4,300	103,071
Triumph Group, Inc.	1,000	45,710
		395,106
Airlines - 0.9%
Hawaiian Holdings, Inc.*	9,900	91,872
Apparel Manufacturers - 1.7%
G-III Apparel Group, Ltd.*	5,600	104,776
Jones Apparel Group, Inc.	4,500	83,295
		188,071
Applications Software - 0.7%
Compuware Corp.*	7,300	70,737
Auto/Truck Parts & Equipment-Original - 0.5%
Titan International, Inc.	2,500	53,300
Batteries/Battery Systems - 0.8%
Greatbatch, Inc.*	3,300	80,982
Beverages-Wine/Spirits - 0.7%
Central European Distribution Corp.*	1,600	72,656
Chemicals-Diversified - 0.6%
Olin Corp.	3,400	65,960
Chemicals-Plastics - 0.4%
Metabolix, Inc.*	4,400	47,872
Coffee - 0.6%
Green Mountain Coffee Roasters, Inc.*	1,700	66,878
Commercial Banks-Western US - 0.6%
SVB Financial Group*	1,200	69,504
Commercial Services - 1.4%
HMS Holdings Corp.*	2,700	64,692
Team, Inc.*	2,400	86,688
		151,380
Commercial Services-Finance - 0.7%
TNS, Inc.*	3,900	75,543
Computer Aided Design - 0.5%
Parametric Technology Corp.*	3,100	57,040
Computer Services - 0.5%
Ness Technologies, Inc.*	5,100	58,497
Computer Software - 0.7%
Double-Take Software, Inc.*	7,200	71,640
Computers-Integrated Systems - 0.7%
Netscout Systems, Inc.*	6,800	72,352
Consulting Services - 3.7%
Forrester Research, Inc.*	2,700	79,164
FTI Consulting, Inc.*	1,100	79,464
Gartner, Inc. Cl. A*	3,400	77,112
Navigant Consulting, Inc.*	4,100	81,549
Watson Wyatt Worldwide, Inc. Cl. A	1,600	79,568
		396,857
Consumer Products-Miscellaneous - 0.6%
Jarden Corp.*	2,800	65,660
Containers-Paper/Plastic - 0.7%
Rock-Tenn Co. Cl. A	1,800	71,964
Cosmetics & Toiletries - 0.9%
Elizabeth Arden, Inc.*	4,900	96,187
Disposable Medical Products - 0.7%
Merit Medical Systems, Inc.*	3,900	73,203
Distribution/Wholesale - 1.2%
Fossil, Inc.*	2,100	59,283
LKQ Corp.*	4,400	74,668
		133,951
Diversified Operations - 0.7%
Compass Diversified Holdings	5,600	78,064
Electronic Components-Semiconductors - 3.2%
Macrovision Solutions Corp.*	4,400	67,672
Monolithic Power Systems, Inc.*	4,600	79,902
ON Semiconductor Corp.*	11,400	77,064
PMC - Sierra, Inc.*	10,400	77,168
Renesola Ltd. - ADR*	4,600	48,254
		350,060
Electronic Design Automations - 0.8%
Mentor Graphics Corp.*	7,800	88,530
Electronic Measure Instruments - 0.7%
Itron, Inc.*	900	79,677
Energy-Alternate Sources - 0.5%
Canadian Solar, Inc.*	2,600	50,778
Engineering/R & D Services - 0.8%
EMCOR Group, Inc.*	3,200	84,224
Enterprise Software/Services - 2.9%
Concur Technologies, Inc.*	1,700	65,042
Lawson Software, Inc.*	10,400	72,800
Mantech International Corp. Cl. A*	2,000	118,580
Taleo Corp. Cl. A*	2,800	55,692
		312,114
E-Services/Consulting - 1.3%
GSI Commerce, Inc.*	5,100	78,948
Websense, Inc.*	2,500	55,875
		134,823
Finance-Consumer Loans - 0.7%
Portfolio Recovery Associates, Inc.*	1,500	72,945
Finance-Investment Bankers/Brokers - 2.6%
Knight Capital Group, Inc. Cl. A*	4,800	71,328
Raymond James Financial, Inc.	3,000	98,940
SWS Group, Inc.	5,400	108,864
		279,132
Food-Miscellaneous/Diversified - 0.8%
Diamond Foods, Inc.	3,200	89,696
Food-Wholesale/Distribution - 1.8%
Spartan Stores, Inc.	4,000	99,520
United Natural Foods, Inc.*	3,600	89,964
		189,484
Footwear & Related Apparel - 1.4%
Skechers U.S.A, Inc. Cl. A*	3,200	53,856
Steven Madden, Ltd.*	3,800	94,164
		148,020
Hazardous Waste Disposal - 0.7%
American Ecology Corp.	2,600	71,942
Industrial Automation/Robotics - 0.5%
Cognex Corp.	2,600	52,416

See Accompanying Notes to Financial Statements.

2

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Internet Applications Software - 0.7%
Cybersource Corp.*	4,800	$77,328
Internet Security - 0.6%
Vasco Data Security International, Inc.*	5,900	61,124
Machinery-General Industry - 2.0%
Altra Holdings, Inc.*	5,300	78,228
DXP Enterprises, Inc.*	1,200	63,972
Wabtec Corp.	1,400	71,722
		213,922
Medical Instruments - 4.9%
Bruker Corp.*	7,100	94,643
Integra LifeSciences Holdings Corp.*	1,700	74,851
Kensey Nash Corp.*	2,800	88,088
Natus Medical, Inc.*	4,300	97,438
NuVasive, Inc.*	1,600	78,928
Thoratec Corp.*	3,400	89,250
		523,198
Medical Labs & Testing Services - 1.8%
Bio-Reference Labs, Inc.*	3,500	101,150
Icon PLC - ADR*	2,300	87,975
		189,125
Medical Laser Systems - 0.5%
Cynosure, Inc. Cl. A*	2,800	50,232
Medical Products - 4.5%
American Medical Systems Holdings, Inc.*	3,800	67,488
China Medical Technologies, Inc. - ADR	2,300	74,934
Exactech, Inc.*	3,200	71,168
Haemonetics Corp.*	1,500	92,580
Wright Medical Group, Inc.*	3,200	97,408
Zoll Medical Corp.*	2,500	81,800
		485,378
Medical-Biomedical/Genetics - 5.2%
Alexion Pharmaceuticals, Inc.*	2,600	102,180
Medicines Co.*	3,800	88,236
Myriad Genetics, Inc.*	1,300	84,344
OSI Pharmaceuticals, Inc.*	1,900	93,651
Regeneron Pharmaceuticals, Inc.*	2,700	58,941
Savient Pharmaceuticals, Inc.*	2,600	38,766
United Therapeutics Corp.*	900	94,653
		560,771
Medical-Drugs - 1.8%
Eurand NV*	4,100	74,456
Pharmasset, Inc.*	2,800	55,860
Rigel Pharmaceuticals, Inc.*	2,800	65,380
		195,696
Medical-Nursing Homes - 0.7%
Sun Healthcare Group, Inc.*	5,400	79,164
Medical-Outpatient/Home Medical Care - 0.6%
LHC Group, Inc.*	2,100	59,808
Networking Products - 0.8%
Polycom, Inc.*	3,500	80,955
Oil Companies-Exploration & Production - 1.7%
EXCO Resources, Inc.*	4,000	65,280
GMX Resources, Inc.*	1,500	71,700
Venoco, Inc.*	3,700	48,100
		185,080
Oil-Field Services - 3.0%
Cal Dive International, Inc.*	7,700	81,620
Hornbeck Offshore Services, Inc.*	1,300	50,206
Matrix Service Co.*	4,000	76,400
Tetra Technologies, Inc.*	4,200	58,170
Willbros Group, Inc.*	2,100	55,650
		322,046
Pharmacy Services - 0.9%
HealthExtras, Inc*	3,500	91,420
Physical Practice Management - 0.6%
IPC The Hospitalist Co., Inc.*	2,500	64,250
Power Conversion/Supply Equipment - 1.2%
Energy Conversion Devices, Inc.*	900	52,425
Powell Industries, Inc.*	1,800	73,458
		125,883
Private Corrections - 0.8%
Cornell Cos., Inc.*	3,000	81,540
Property/Casualty Insurance - 0.6%
Amtrust Financial Services, Inc.	4,600	62,514
Research & Development - 1.6%
Kendle International, Inc.*	2,100	93,891
Parexel International Corp.*	2,900	83,114
		177,005
Retail-Apparel/Shoe - 4.6%
Aeropostale, Inc.*	2,300	73,853
Brown Shoe Co., Inc.	4,200	68,796
Collective Brands, Inc.*	5,100	93,381
Dress Barn, Inc.*	5,000	76,450
JOS. A Bank Clothiers, Inc.*	1,900	63,840
Phillips-Van Heusen Corp.	1,700	64,447
The Childrens Place Retail Stores, Inc.*	1,700	56,695
		497,462
Retail-Convenience Store - 0.8%
Pantry, Inc.*	3,900	82,641
Retail-Miscellaneous/Diversified - 0.5%
Pricesmart, Inc.	3,200	53,568
Retail-Perfume & Cosmetics - 0.7%
Ulta Salon Cosmetics & Fragrance, Inc.*	6,000	79,680
Retail-Restaurants - 2.5%
Buffalo Wild Wings, Inc.*	2,100	84,504
CBRL Group, Inc.	2,600	68,380
CKE Restaurants, Inc.	6,600	69,960
Jack in the Box, Inc.*	2,300	48,530
		271,374
Seismic Data Collection - 0.7%
ION Geophysical Corp.*	5,300	75,207
Semiconductor Components - Integrated Circuits - 1.6%
O2Micro International, Ltd. - ADR*	8,100	29,403
Pericom Semiconductor Corp.*	6,600	69,300
TriQuint Semiconductor, Inc.*	16,000	76,640
		175,343
Telecommuications Services - 1.7%
NTELOS Holdings Corp.	3,300	88,737
Premiere Global Services, Inc.*	6,500	91,390
		180,127

See Accompanying Notes to Financial Statements.

3

U.S. EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Telecommunication Equipment - 0.3%
Arris Group, Inc.*	4,300	$33,239
Telecommunication Equipment-Fiber Optics - 0.8%
IPG Photonics Corp.*	4,400	85,844
Textile-Apparel - 0.5%
Perry Ellis International, Inc.*	3,500	52,185
Theaters - 0.1%
Cinemark Holdings, Inc.	400	5,440
Therapeutics - 0.9%
Alnylam Pharmaceuticals, Inc.*	1,800	52,110
Medarex, Inc.*	7,100	45,937
		98,047
Transport-Air Freight - 0.7%
Atlas Air Worldwide Holdings, Inc.*	1,900	76,589
Transport-Equipment & Leasing - 1.1%
GATX Corp.	1,400	55,398
TAL International Group, Inc.	3,100	64,542
		119,940
Transport-Marine - 0.6%
Gulfmark Offshore, Inc.*	1,400	62,832
Transport-Rail - 0.8%
Genesee & Wyoming, Inc. Cl. A*	2,200	82,544
Transport-Services - 0.5%
Pacer International, Inc.	3,200	52,704
Transport-Truck - 2.0%
Con-way, Inc.	1,800	79,398
Old Dominion Freight Line, Inc.*	2,500	70,850
Saia, Inc.*	4,700	62,416
		212,664
Ultra Sound Imaging Systems - 0.7%
SonoSite, Inc.*	2,300	72,220
Vitamins & Nutrition Products - 1.4%
Herbalife, Ltd.	1,900	75,088
NBTY, Inc.*	2,500	73,800
		148,888
Water Treatment Systems - 0.5%
Energy Recovery, Inc.*	6,100	58,499
Total Common Stock (Cost: $11,431,122)		10,872,593
Total Investments - 100.7% (Cost: $11,431,122)		10,872,593
Liabilities In Excess of Other Assets - (0.7%)		(77,564)
Net Assets - 100.0%		$10,795,029
*	Non-income producing securities.
ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008
Percent of
Sector	Net Assets
Consumer, Non-cyclical	38.4%
Industrial	18.0
Consumer, Cyclical	15.4
Technology	11.6
Communications	6.1
Energy	5.4
Financial	4.5
Diversified	0.7
Basic Materials	0.6
Total Investments	100.7
Liabilities in excess of other assets	(0.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

4

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

Management Team: James Li, Ph.D., CFA, Portfolio Manager; Jane Edmondson, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the Russell 1000 Growth Index at time of purchase.

Market Overview: The Russell 1000 Growth Index, a barometer of U.S. large-cap growth stocks, posted a loss during the six months ended September 30, 2008. The decline was part of a broad sell-off in the market that pressured equities across styles and capitalization ranges.

The period began on a positive note, with the index generating strong gains in April and May amid optimism the emergency steps taken by the Federal Reserve in March would ease strains in the credit markets. An interest rate cut from the Fed on April 30, as well as some encouraging reports on the economy, further boosted investor sentiment.

Gains from the spring subsequently gave way to steep losses, which were driven by:

•	Further deterioration in mortgage-linked assets that led to the bankruptcy, sale or government takeover of several large financial institutions

•	Seizing up of the credit markets, as uncertainty about which institution might be next to fail made banks afraid to lend, even to each other

•	Worsening outlook for the economy and weak corporate earnings, with second quarter profits for S&P 500 companies down more than 22%

At the end of September, investors were awaiting the fate of legislation that would allow the Treasury to buy up to $700 billion of illiquid mortgage securities from financial firms.

Performance: The Fund’s Class I shares lost 9.53% between April 1 and September 30, 2008 but outperformed the Russell 1000 Growth Index, which fell 11.23%.

Portfolio Specifics: The Fund’s outperformance was driven by stock selection, which was strongest in the energy, consumer discretionary and industrials sectors. Areas of relative weakness included stock selection in the financials sector and an overweight in consumer discretionary companies, which lagged the broad market amid high food and gas prices.

At the individual stock level, some of our best-performing holdings were Amgen, Wal-Mart Stores and McDonald’s, which all generated double-digit gains. Optimistic business prospects and better-than-expected earnings growth boosted biotechnology firm Amgen. Wal-Mart, a defensive name in the consumer staples sector, continued to post solid same-store sales growth in a difficult retail environment. Fast food chain McDonald’s benefited from positive sales trends outside the United States and resilience in its U.S. business.

Holdings remained well-diversified throughout the period, consistent with our risk-controlled approach to portfolio construction. On September 30, the Fund’s largest overweights versus the Russell 1000 Growth Index were in the health care (+3.1%) and energy (+2.8%) sectors. The largest underweights were in financials (-3.4%) and information technology (-2.3%).

Market Outlook: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 1000 Growth Index in both up and down markets.

Through consistent application of our systematic, model-driven process, we believe that the Fund will continue to add value to the benchmark.

Comparison of Change in Value of a $250,000 Investment in U.S. Systematic Large Cap Growth Fund Class R Shares with the Russell 1000 Growth Index.

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
U.S. Systematic Large Cap Growth Fund Class R	-22.56%	4.56%	1.39%
Russell 1000 Growth Index	-20.88%	3.74%	0.59%

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 1000 Growth Index for the periods indicated. The Fund’s Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund’s Class I Shares. This performance has been restated to reflect shareholder services fees of 0.25% applicable to Class R shares, but not Class I shares of the Fund. The Fund’s Class I Shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds). Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

5

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Common Stock - 98.6%
Aerospace/Defense - 2.8%
Boeing Co.	3,000	$172,050
Northrop Grumman Corp.	1,500	90,810
		262,860
Agricultural Chemicals - 2.0%
CF Industries Holdings, Inc.	700	64,022
Monsanto Co.	1,200	118,776
		182,798
Apparel Manufacturers - 1.8%
VF Corp.	2,100	162,351
Applications Software - 5.2%
Microsoft Corp.	18,100	483,089
Beverages-Non-alcoholic - 1.8%
PepsiCo, Inc.	2,400	171,048
Building-Residential/Commercial - 1.3%
Pulte Homes, Inc.	8,600	120,142
Cable TV - 0.8%
DISH Network Corp. Cl. A *	3,300	69,300
Chemicals-Diversified - 1.0%
Celanese Corp. Cl. A	3,400	94,894
Coal - 0.8%
Foundation Coal Holdings, Inc.	1,000	35,580
Walter Industries, Inc.	800	37,960
		73,540
Commercial Services - 1.0%
Alliance Data Systems Corp.*	1,500	95,070
Commercial Services-Finance - 0.4%
Mastercard, Inc. Cl. A	200	35,466
Computers - 6.6%
Hewlett-Packard Co.	6,500	300,560
International Business Machines Corp.	2,700	315,792
		616,352
Computers-Integrated Systems - 1.0%
NCR Corp.*	4,200	92,610
Computers-Memory Devices - 0.8%
Western Digital Corp.*	3,300	70,356
Cosmetics & Toiletries - 1.0%
Procter & Gamble Co.	1,375	95,824
Diversified Manufacturing Operations - 0.9%
Tyco International, Ltd.	2,500	87,550
Electronic Components-Semiconductors - 1.1%
Intel Corp.	3,200	59,936
MEMC Electronic Materials, Inc.*	1,400	39,564
		99,500
Energy-Alternate Sources - 0.6%
First Solar, Inc.*	300	56,673
Engineering/R & D Services - 1.3%
Fluor Corp.	1,600	89,120
The Shaw Group, Inc.*	900	27,657
		116,777
Engines-Internal Combust - 1.2%
Cummins, Inc.	2,500	109,300
Internet Security - 1.3%
Symantec Corp.*	6,200	121,396
Linen Supply & Relative Items - 1.3%
Cintas Corp.	4,200	120,582
Machinery-Construction & Mining - 1.3%
Bucyrus International, Inc. Cl. A	2,600	116,168
Medical Instruments - 3.9%
Boston Scientific Corp.*	8,200	100,614
Medtronic, Inc.	3,300	165,330
St. Jude Medical, Inc.*	2,300	100,027
		365,971
Medical Products - 1.8%
Johnson & Johnson	2,400	166,272
Medical-Biomedical/Genetics - 2.8%
Amgen, Inc.*	3,300	195,591
Celgene Corp.*	1,000	63,280
		258,871
Medical-Drugs - 4.0%
Eli Lilly & Co.	2,800	123,284
Forest Laboratories, Inc.*	5,600	158,368
Merck & Co., Inc.	2,800	88,368
		370,020
Medical-HMO - 1.0%
Aetna, Inc.	2,500	90,275
Medical-Hospitals - 1.0%
Community Health Systems, Inc.*	3,000	87,930
Metal-Diversified - 1.0%
Freeport-McMoRan Copper & Gold, Inc.	1,700	96,645
Metal-Iron - 0.3%
Cleveland-Cliffs, Inc.	500	26,470
Multi-line Insurance - 1.1%
ACE, Ltd.	1,900	102,847
Networking Products - 4.6%
Cisco Systems, Inc.*	19,000	428,640
Office Automation & Equipment - 1.1%
Pitney Bowes, Inc.	3,100	103,106
Oil & Gas Drilling - 3.6%
Diamond Offshore Drilling, Inc.	1,500	154,590
ENSCO International, Inc.	3,100	178,653
		333,243
Oil Companies-Exploration & Production - 4.1%
Apache Corp.	1,800	187,704
Occidental Petroleum Corp.	1,600	112,720
Southwestern Energy Co.*	2,600	79,404
		379,828
Oil Companies-Integrated - 3.0%
Exxon Mobil Corp.	3,000	232,980
Hess Corp.	500	41,040
		274,020
Oil Field Machine & Equipment - 0.9%
National Oilwell Varco, Inc.*	1,600	80,368
Pharmacy Services - 2.9%
Medco Health Solutions, Inc.*	2,500	112,500
Omnicare, Inc.	5,300	152,481
		264,981

See Accompanying Notes to Financial Statements.

6

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

	Number of
	Shares	Value
Retail-Apparel/Shoe - 2.2%
Limited Brands, Inc.	3,900	$67,548
Polo Ralph Lauren Corp. Cl. A	2,000	133,280
		200,828
Retail-Discount - 4.2%
Wal-Mart Stores, Inc.	6,500	389,285
Retail-Restaurants - 2.8%
McDonald’s Corp.	2,700	166,590
Panera Bread Co. Cl. A*	1,900	96,710
		263,300
Semiconductor Components-Integrated Circuits - 0.6%
Integrated Device Technology, Inc.*	7,600	59,128
Telephone-Integrated - 0.9%
Verizon Communications, Inc.	2,700	86,643
Tobacco - 5.3%
Altria Group, Inc.	12,400	246,016
Philip Morris International, Inc.	5,200	250,120
		496,136
Transport-Marine - 0.7%
Frontline Ltd.	1,400	67,298
Transport-Rail - 3.5%
CSX Corp.	3,500	190,995
Norfolk Southern Corp.	1,200	79,452
Union Pacific Corp.	700	49,812
		320,259
Vitamins & Nutrition Products - 0.5%
Herbalife, Ltd.	1,100	43,472
Web Portals/ISP - 2.6%
Google, Inc. Cl. A*	300	120,156
Sohu.com, Inc.*	2,200	122,650
		242,806
Wireless Equipment - 1.1%
QUALCOMM, Inc.	2,400	103,128
Total Common Stock (Cost: $9,601,811)		9,155,416

	Principal
	Amount
Short Term Investments - 1.4%
Time Deposit - 1.4%
Citibank London
3.470%, 10/01/08
(Cost: $126,505)	$126,505	126,505
Total Investments - 100.0% (Cost: $9,728,316)		9,281,921
Other Assets In Excess Of Liabilities - 0.0%		4,224
Net Assets - 100.0%		$9,286,145
*	Non-income producing securities.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008
Percent of
Sector	Net Assets
Consumer, Non-cyclical	27.5%
Technology	16.4
Energy	12.9
Consumer, Cyclical	12.8
Industrial	11.6
Communications	11.3
Basic Materials	4.3
Financial	1.1
Consumer Non-cyclical	0.7
Short Term Investments	1.4
Total Investments	100.0
Other assets in excess of liabilities	0.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

7

INTERNATIONAL GROWTH FUND

Management Team: Horacio A. Valeiras, CFA, Portfolio Manager and Chief Investment Officer; Pedro V. Marcal, Portfolio Manager

Goal: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies with above-average earnings growth and positioned in strong growth areas.

Market Overview: Developed non-U.S. stock markets were weak during the six months ended September 30, 2008. Losses were broad-based, with every country in the MSCI EAFE Index posting a negative return in local currencies. The U.S. dollar appreciated versus a basket of currencies, which accentuated the declines in dollar terms.

The period began with gains, fueled by optimism that the worst of the U.S.-led credit crisis might be over. However, international equities sold off in June, largely due to inflation fears, and remained under pressure throughout the rest of the period as the credit problems in the United States intensified. Overwhelmed by mortgage-related losses, the U.S. investment banking industry collapsed in September, causing a global credit freeze and darkening the outlook for the world economy.

European financials were also under considerable stress, and several institutions were rescued by their respective governments. To help stabilize the sector, the region’s central banks added extra liquidity to the money markets, and U.K. officials temporarily banned short selling of financial stocks. Euro area economies showed signs of rapid deterioration, with quarterly GDP contracting for the first time since the 1999 introduction of the common currency.

Japanese equities approached a four-year low, as data showed that the country’s financial companies had significant exposure to a U.S. securities firm that went bankrupt. In addition, lending standards tightened, business failures increased and consumer sentiment slumped to a record low. In September, the Bank of Japan set aside $60 billion to bolster troubled local and overseas financial firms.

Performance: During the six months ended September 30, 2008, the Fund’s Class I shares posted a 20.90% loss but outperformed the MSCI EAFE Index, which declined 22.03%.

Portfolio Specifics: Relative performance was helped by stock selection in Ireland and Hong Kong. Two of the Fund’s top contributors were Ireland-based Icon, a contract research organization serving the pharmaceutical and biotechnology industries, and HongKong Electric, a utility. Icon experienced strong growth in a robust demand environment, as more companies seek to lower the time and cost of drug development by outsourcing. HongKong Electric continued to pursue its international growth strategy by acquiring a 50% stake in New Zealand’s fourth-largest electricity distribution network.

A lack of exposure to Norway, one of the worst-performing countries in the index, was another plus. Energy companies represent a large percentage of Norway’s stock market capitalization, and the 28% drop in the price of oil from July through September was a significant headwind.

Areas of relative weakness included stock selection in Japan and France and exposure to emerging countries, which lagged their developed market counterparts in the risk-averse environment.

Market Outlook: We expect international stock markets to remain volatile as investors digest the implications of the U.S. government’s $700 billion bank rescue plan, as well as other aggressive steps taken by authorities around the world. Combined, these efforts may restore confidence in the financial system and, in turn, loosen up the credit markets and stimulate the global economy. Still, the real impact of these policy actions is likely to be measured in months and years rather than days and weeks.

In this dynamic environment, the consistent application of our investment process is more important than ever. We thus remain focused on identifying positive changes taking place within individual companies, which we believe will benefit the Fund over time.

Comparison of Change in Value of a $250,000 Investment in International Growth Fund Class R Shares with the MSCI EAFE Index.

Annualized Total Returns As of 9/30/08
	1 Year	5 Years	10 Years
International Growth Fund Class R	-27.85%	11.73%	5.58%
MSCI EAFE Index	-30.13%	10.16%	5.42%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class R shares compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE”) over the periods indicated. The Fund’s Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund’s Class I Shares.

This performance has been restated to reflect shareholder services fees of 0.25% applicable to Class R shares, but not Class I shares of the Fund. The Fund’s Class I Shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions.

The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EAFE Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends.

One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

8

INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

Number of
	Shares	Value
Common Stock - 93.9%
Australia - 5.4%
AMP, Ltd.	24,261	$135,893
CSL, Ltd.	16,131	482,841
Incitec Pivot, Ltd.*	52,320	212,868
Rio Tinto, Ltd	1,730	117,311
		948,913
Belgium - 1.1%
InBev NV	3,388	201,748
Brazil - 1.6%
Bolsa de Mercadorias e Futuros - BM&F	9,000	39,659
Cia Vale do Rio Doce Cl. B - ADR	8,100	155,115
Unibanco - Uniao de Bancos
Brasileiros SA - GDR	800	80,736
		275,510
Canada - 2.9%
Potash Corp. of Saskatchewan	1,300	171,613
Rogers Communications, Inc. Cl. B	5,600	181,821
Teck Cominco, Ltd. Cl. B	5,400	153,488
		506,922
Denmark - 0.6%
Novo Nordisk AS Cl. B	2,050	105,999
Egypt - 0.5%
Orascom Construction Industries - GDR	152	15,618
Orascom Construction Industries - GDR	651	66,890
		82,508
Finland - 0.4%
Outotec OYJ	2,886	77,288
France - 8.5%
Alstom SA	3,327	250,086
BNP Paribas	2,221	209,078
Cie Generale de Geophysique-Veritas*	4,701	148,272
Electricite de France	1,244	90,266
GDF Suez	7,402	384,886
Suez Environnement SA Rights*	2	12
Suez SA*	896	22,325
Suez SA	109	5,365
Total SA	3,955	239,906
Veolia Environnement	3,827	157,369
		1,507,565
Germany - 9.0%
Deutsche Telekom AG	8,208	125,749
E.ON AG	8,699	440,278
Rhoen Klinikum AG	4,076	119,441
RWE AG	2,538	243,695
SAP AG	4,396	235,562
Siemens AG	1,438	134,495
Stada Arzneimittel AG	4,143	166,664
United Internet AG	12,077	130,221
		1,596,105
Greece - 1.7%
National Bank of Greece SA	3,844	153,506
Piraeus Bank SA	6,760	139,797
		293,303
Hong Kong - 1.3%
HongKong Electric Holdings	28,000	177,503
Kerry Properties, Ltd.	15,563	50,245
		227,748
Ireland - 0.8%
Icon PLC - ADR*	3,500	133,875
Israel - 1.3%
Teva Pharmaceutical Industries, Ltd. - ADR	5,200	238,108
Italy - 3.5%
Intesa Sanpaolo SpA	37,162	203,494
Saipem SpA	8,395	249,995
UniCredit SpA	42,773	158,227
		611,716
Japan - 21.4%
Air Water, Inc.	1,000	10,036
Capcom Co., Ltd.	3,200	92,085
East JapanRailway Co.	33	250,053
Honda Motor Co., Ltd	4,800	142,987
Japan Tobacco, Inc.	52	197,513
KDDI Corp.	26	147,633
Kirin Holdings Co., Ltd.	10,000	132,748
Mitsubishi Corp.	8,200	170,356
Mitsubishi Electric Corp.	14,300	95,260
Mitsubishi Estate Co., Ltd.	4,300	83,322
Mitsubishi UFJ Financial Group, Inc.	31,700	272,902
Mizuho Financial Group, Inc.	48	204,531
Nintendo Co., Ltd	900	376,554
Nitori Co., Ltd.	2,400	144,375
Nomura Holdings, Inc.	15,300	195,583
Secom Co., Ltd.	2,200	92,259
Sumitomo Mitsui Financial Group, Inc.	37	224,718
T&D Holdings, Inc.	1,950	102,641
The Japan Steel Works, Ltd.	20,000	247,373
Tokyo Electric Power Co., Inc.	3,300	82,397
Toyo Tanso Co., Ltd.	3,100	164,070
Toyota Motor Corp.	3,100	130,897
Unicharm Corp.	1,500	117,131
West Japan Railway Co.	29	126,366
		3,803,790
Mexico - 0.4%
America Movil SAB de CV - ADR	1,400	64,904
Netherlands - 1.2%
Royal KPN NV	14,415	209,295
Peru - 0.4%
Credicorp, Ltd.	1,000	62,250
Republic of China - 0.2%
China Communications Construction Co., Ltd.	35,000	30,377
Russian Federation - 0.7%
Evraz Group SA - GDR	3,217	121,603
Singapore - 1.7%
DBS Group Holdings, Ltd.	25,100	298,307
Spain - 1.9%
Banco Santander SA	6,329	94,646
Iberdrola SA	7,889	80,223
Telefonica SA	6,915	165,356
		340,225

See Accompanying Notes to Financial Statements.

9

INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2008

Number of
	Shares	Value
Switzerland - 8.1%
ACE, Ltd.	5,400	$292,302
Julius Baer Holding AG	2,850	140,286
Nestle SA	12,499	545,123
Roche Holding AG	2,210	348,947
Syngenta AG	534	114,611
		1,441,269
United Kingdom - 19.7%
BG Group PLC	9,382	171,620
BP PLC	20,126	168,631
British American Tobacco PLC	16,889	559,633
Diageo PLC	14,858	253,545
HSBC Holdings PLC	31,200	496,715
Imperial Tobacco Group PLC	9,654	313,270
International Power PLC	36,487	238,347
Reckitt Benckiser Group PLC	4,098	200,616
Royal Dutch Shell PLC Cl. A	5,748	167,942
SSL International PLC	15,846	128,263
Standard Chartered PLC	5,600	134,024
Unilever PLC	10,346	284,348
Vodafone Group PLC	86,287	191,185
Wellstream Holdings PLC*	9,805	180,597
		3,488,736
Total Common Stock (Cost: $18,776,431)		16,668,064
Preferred Stock - 3.8%
Brazil - 0.8%
Usinas Siderurgicas de Minas Gerais SA	6,500	136,507
Germany - 3.1%
Fresenius SE	4,486	326,660
Henkel KGaA	5,883	216,327
		542,987
Total Preferred Stock (Cost: $824,276)		679,494

	Principal
	Amount
Short Term Investments - 1.3%
Time Deposit - 1.3%
Brown Brothers Harriman & Co. - Grand
Cayman 3.470%, 10/01/08
(Cost: $230,973)	$230,973	230,973
Total Investments - 99.1% (Cost: $19,831,680)		17,578,531
Other Assets In Excess Of Liabilities - 0.9%		164,181
Net Assets - 100.0%		$17,742,712
*	Non-income producing securities.
ADR - American Depository Receipt
GDR - Global Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2008
Percent of
Sector	Net Assets
Consumer, Non-cyclical	29.1%
Financial	21.3
Utilities	10.8
Industrial	8.2
Energy	7.5
Communications	6.9
Basic Materials	6.7
Consumer, Cyclical	5.4
Technology	1.9
Short Term Investments	1.3
Total Investments	99.1
Other assets in excess of liabilities	0.9
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

10

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11

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class R share outstanding during the period indicated

						Distributions from:
	Net Asset	Net	Net Realized		Total from	Net	Net
	Value,	Investment	and Unrealized		Investment	Investment	Realized
	Beginning	Income (Loss) (2)	Gains (Loss)		Operations	Income	Capital Gains
U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
For the period ended 09/30/08 (1)	$11.20	$(0.03)	$(0.79)		$(0.82)	$—	$—
For the year ended 03/31/08	12.84	(0.10)	(0.66)	(6)	(0.76)	—	(0.88)
For the year ended 03/31/07	13.69	(0.10)	0.18	(7)	0.08	—	(0.93)
For the year ended 03/31/06	9.65	(0.14)	4.18		4.04	—	—
For the year ended 03/31/05	9.52	(0.10)	0.23		0.13	—	—
For the year ended 03/31/04	6.27	(0.11)	3.36		3.25	—	—
U.S. SYSTEMATIC LARGE CAP GROWTH
For the period ended 09/30/08 (1)	$18.99	$0.02	$(1.83)		$(1.81)	$—	$—
For the year ended 03/31/08	19.42	(0.07)	(0.36)	(6)	(0.43)	—	—
For the year ended 03/31/07	17.59	(0.02)	1.85		1.83	—	—
For the year ended 03/31/06	15.46	(0.02)	2.15		2.13	—	—
For the year ended 03/31/05	14.90	0.02	0.54		0.56	—	—
For the year ended 03/31/04	12.61	(0.06)	2.35		2.29	—	—
GLOBAL EQUITY FUND
INTERNATIONAL GROWTH
For the period ended 09/30/08 (1)	$7.08	$0.07	$(1.55)		$(1.48)	$—	$—
For the year ended 03/31/08	21.78	0.10	3.85		3.95	(1.06)	(17.59)
For the year ended 03/31/07	22.26	(0.01)	2.79		2.78	(0.06)	(3.20)
For the year ended 03/31/06	20.19	0.12	5.94		6.06	—	(3.99)
For the year ended 03/31/05	18.93	0.15	1.53		1.68	—	(0.42)
For the year ended 03/31/04	12.72	0.12	6.10		6.22	(0.01)	—
					Ratios to Average Net Assets (4)
								Expenses	Expenses Net of	Fund’s
		Net Asset		Net Assets,	Net		Expense	Net of	Reimbursement/	Portfolio
	Total	Value,	Total	Ending	Investment	Total	(Reimbursements)/	Reimbursement/	Recoupment	Turnover
	Distributions	Ending	Return (3)	(in 000’s)	Income (Loss)	Expenses	Recoupment	Recoupment	Offset (5)	Rate
U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
For the period ended 09/30/08 (1)	$—	$10.38	(7.32%)	$2,620	(0.49%)	1.47%	—	1.47%	0.91%	74%
For the year ended 03/31/08	(0.88)	11.20	(7.15%)	2,870	(0.71%)	1.46%	—	1.46%	0.96%	129%
For the year ended 03/31/07	(0.93)	12.84	1.02%	3,177	(0.78%)	1.46%	—	1.46%	0.97%	148%
For the year ended 03/31/06	—	13.69	41.98%	3,173	(1.27%)	2.09%	(0.36%)	1.73%	1.42%	128%
For the year ended 03/31/05	—	9.65	1.37%	3,681	(1.06%)	1.89%	(0.20%)	1.69%	1.26%	142%
For the year ended 03/31/04	—	9.52	51.83%	3,948	(1.28%)	1.73%	—	1.73%	1.51%	166%
U.S. SYSTEMATIC LARGE CAP GROWTH
For the period ended 09/30/08 (1)	$—	$17.18	(9.53%)	$5,084	0.17%	1.45%	—	1.45%	1.42%	58%
For the year ended 03/31/08	—	18.99	(2.21%)	5,822	(0.35%)	1.39%	—	1.39%	1.36%	106%
For the year ended 03/31/07	—	19.42	10.40%	6,022	(0.13%)	1.38%	—	1.38%	1.30%	100%
For the year ended 03/31/06	—	17.59	13.78%	6,055	(0.11%)	1.86%	(0.48%)	1.38%	1.29%	147%
For the year ended 03/31/05	—	15.46	3.76%	9,318	0.14%	1.94%	(0.57%)	1.37%	1.29%	197%
For the year ended 03/31/04	—	14.90	18.16%	10,229	(0.41%)	1.58%	(0.20%)	1.38%	1.18%	172%
GLOBAL EQUITY FUND
INTERNATIONAL GROWTH
For the period ended 09/30/08 (1)	$—	$5.60	(20.90%)	$2,050	1.93%	1.66%	—	1.66%	1.33%	21%
For the year ended 03/31/08	(18.65)	7.08	11.05%	2,595	0.74%	1.64%	—	1.64%	1.24%	113%
For the year ended 03/31/07	(3.26)	21.78	13.36%	2,294	(0.05%)	1.67%	—	1.67%	1.41%	119%
For the year ended 03/31/06	(3.99)	22.26	33.34%	1,776	0.57%	1.62%	(0.00%)	1.62%	1.24%	167%
For the year ended 03/31/05	(0.42)	20.19	8.94%	1,749	0.80%	1.66%	(0.02%)	1.64%	1.32%	203%
For the year ended 03/31/04	(0.01)	18.93	48.86%	9,236	0.71%	1.74%	(0.04%)	1.70%	1.44%	186%

(1)	Unaudited.
(2)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3)	Total returns are not annualized for periods less than one year.
(4)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(5)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(6)	Includes litigation proceeds of approximately $0.07 per share for the U.S. Emerging Growth Fund and $0.09 per share for the U.S. Systematic Large Cap Growth Fund.
(7)	The fund received $12,373 from a security litigation settlement during the year which is reflected in realized gains. This event had a $0.05 per share impact to the fund.

See Accompanying Notes to Financial Statements.

12 & 13

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

		U.S. Systematic
	U.S. Emerging	Large Cap	International
September 30, 2008	Growth	Growth	Growth
Assets
Investments, at value*, (a)	$10,872,593	$9,281,921	$17,578,531
Foreign currencies, at value**	—	—	8,777
Cash	—	—	658
Deposits with brokers for securities sold short	—	—	—
Receivables:
Investment securities sold	251,291	150,354	547,920
Capital shares sold	100	20,770	31,898
Dividends	2,646	14,333	55,398
Foreign taxes receivable	—	103	35,087
Interest	—	—	—
Other	1,924	—	829
Total Assets	11,128,554	9,467,481	18,259,098
Liabilities
Payables:
Bank overdraft	$1,947	$—	$—
Investments purchased	206,193	113,348	408,065
Capital shares redeemed	110,171	52,697	83,983
Collateral on securities loaned	—	—	—
Securities sold short	—	—	—
Financing fee	—	—	—
To investment advisor	7,833	3,942	8,418
Dividends payable for short sales	—	—	—
Other Liabilities	7,381	11,349	15,920
Total Liabilities	333,525	181,336	516,386
NET ASSETS	10,795,029	9,286,145	17,742,712
* Investments, at cost	11,431,122	9,728,316	19,831,680
** Foreign currencies, at cost	—	—	10,178
Proceeds for securities sold short	—	—	—
Net Assets Consist Of:
Paid-in capital	$17,250,972	$16,074,088	$29,489,105
Undistributed net investment income (loss)	(24,338)	25,143	731,358
Accumulated net realized gain/(loss) on investments and foreign currencies and short sales	(5,873,076)	(6,366,691)	(10,225,465)
Net unrealized (depreciation) of investment and other assets and liabilities denominated in foreign currencies and short sales	(558,529)	(446,395)	(2,252,286)
Net Assets applicable to all shares outstanding	$10,795,029	$9,286,145	$17,742,712
Net Assets of Class I shares	$8,174,597	$693,522	$7,535,283
Net Assets of Class II shares	—	3,508,308	8,157,126
Net Assets of Class III shares	—	—	—
Net Assets of Class IV shares	—	—	—
Net Assets of Class R shares	2,620,432	5,084,315	2,050,303
Class I Shares outstanding	769,651	39,498	1,126,448
Class II Shares outstanding	—	200,581	1,334,528
Class III Shares outstanding	—	—	—
Class IV Shares outstanding	—	—	—
Class R Shares outstanding	252,536	295,902	366,447
Net Asset Value — Class I Share	$10.62	$17.56	$6.69
Net Asset Value — Class II Share	$—	$17.49	$6.11
Net Asset Value — Class III Share	$—	$—	$—
Net Asset Value — Class IV Share	$—	$—	$—
Net Asset Value — Class R Share	$10.38	$17.18	$5.60

(a) Including securities on loan with values of:	$—	$—	$—

See Accompanying Notes to Financial Statements.

14

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF OPERATIONS

		U.S. Systematic
Period Ended	U.S. Emerging	Large Cap	International
September 30, 2008 (Unaudited)	Growth	Growth	Growth
Investment Income
Dividends, net of foreign taxes*	$23,448	$102,204	$374,809
Interest	—	—	79
Total Income	23,448	102,204	374,888
Expenses
Advisory fee	42,658	29,174	57,381
Administration fees	23,319	36,791	76,688
Shareholder servicing fees	3,856	7,387	3,285
Financing fees	—	—	—
Professional fees	363	595	754
Trustees’ fees and expenses	1,420	2,457	3,447
Interest and credit facility fee	103	1,770	21
Dividend expense on securities sold short	—	—	—
Miscellaneous	1,322	1,371	1,624
Total Expenses	73,041	79,545	143,200
Expense offset	(25,255)	(2,484)	(39,114)
Net Expenses	47,786	77,061	104,086
Net Investment Income (Loss)	(24,338)	25,143	270,802
Net Realized and Unrealized
Gain (Loss) on Investments
Realized gain from:
Securities	(903,928)	415,224	(1,101,257)
Securities sold short	—	—	—
Foreign currency transactions	—	—	(2,813)
Net realized loss	(903,928)	415,224	(1,104,070)
Change in unrealized appreciation (depreciation) of:
Investments	(88,718)	(926,520)	(3,955,009)
Securities sold short	—	—	—
Other assets and liabilities denominated in foreign currencies	—	—	(6,641)
Net unrealized appreciation (depreciation)	(88,718)	(926,520)	(3,961,650)
Net (Loss) on Investments	(992,646)	(511,296)	(5,065,720)
Assets Resulting From Operations	$(1,016,984)	$(486,153)	$(4,794,918)
* Foreign taxes withheld	$—	$77	$41,841

See Accompanying Notes to Financial Statements.

15

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

			U.S. Systematic
	U.S. Emerging Growth		Large Cap Growth
	September 30,		September 30,
Periods Ended September 30, 2008	2008	March 31,	2008	March 31,
and March 31, 2008	(Unaudited)	2008	(Unaudited)	2008
Increase (Decrease) In Net Assets
From Investment Operations:
Net investment income (loss)	$(24,338)	$(63,162)	$25,143	$(17,588)
Net realized gain (loss)	(903,928)	1,109,622	415,224	1,142,381
Net unrealized appreciation (depreciation)	(88,718)	(1,932,344)	(926,520)	(1,503,590)
Investment operations	(1,016,984)	(885,884)	(486,153)	(378,797)
Distributions to Shareholders:
From net investment income
Class I	—	—	—	—
Class II	—	—	—	(16,091)
Class IV	—	—	—	—
Class R	—	—	—	—
From net realized gains
Class I	—	(527,551)	—	—
Class II	—	—	—	—
Class IV	—	—	—	—
Class R	—	(217,858)	—	—
Total distributions	—	(745,409)	—	(16,091)
From Capital Share Transactions:
Proceeds from shares sold
Class I	2,522,120	2,539,292	27,670	106,984
Class II	—	—	—	2,468,812
Class IV	—	—	—	—
Class R	396,676	1,124,520	187,095	486,815
Distributions reinvested
Class I	—	526,107	—	16,091
Class II	—	—	—	—
Class IV	—	—	—	—
Class R	—	217,859	—	—
Cost of shares redeemed
Class I	(1,056,312)	(1,777,085)	(55,896)	(262,579)
Class II	—	—	(7,210,210)	(1,650,704)
Class IV	—	—	(382,762)	(571,886)
Class R	(419,737)	(1,216,005)	—	—
Net increase (decrease) in net assets from share transactions	1,442,747	1,414,688	(7,434,103)	593,733
Net Increase (Decrease) in Net Assets	425,763	(216,605)	(7,920,256)	198,845
Net Assets
Beginning	10,369,266	10,585,871	17,206,401	17,007,556
Ending	$10,795,029	$10,369,266	$9,286,145	$17,206,401
Undistributed net investment income, ending	$24,338	$—	$25,143	$—
Class I — Capital Share Activity
Shares sold	205,087	182,466	1,531	5,151
Distributions reinvested	—	37,552	—	—
Shares redeemed	(90,141)	(131,451)	(2,815)	12,161
Net Class I Share Activity	114,946	88,567	(1,284)	(7,010)
Class II — Capital Share Activity
Shares sold	—	—	—	113,463
Distributions reinvested	—	—	—	704
Shares redeemed	—	—	(348,642)	(75,329)
Net Class II Share Activity	—	—	(348,642)	38,838
Class IV — Capital Share Activity
Shares sold	—	—	—	—
Distributions reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net Class IV Share Activity	—	—	—	—
Class R — Capital Share Activity
Shares sold	33,659	79,606	9,510	23,608
Distributions reinvested	—	15,891	—	—
Shares redeemed	(37,449)	(86,526)	(20,108)	(27,157)
Net Class R Share Activity	(3,790)	8,971	(10,598)	(3,549)

See Accompanying Notes to Financial Statements.

16

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	International Growth
	September 30,
Periods Ended September 30, 2008	2008	March 31,
and March 31, 2008	(Unaudited)	2008
Increase (Decrease) In Net Assets
From Investment Operations:
Net investment income	$270,802	$515,715
Net realized gain (loss)	(1,104,070)	22,032,681
Net unrealized (depreciation)	(3,961,650)	(10,216,944)
Investment operations	(4,794,918)	12,331,452
Distributions to Shareholders:
From net investment income
Class I	—	(102,579)
Class II	—	(264,648)
Class III	—	—
Class IV	—	—
Class R	—	(122,626)
From net realized gains
Class I	—	(6,119,767)
Class II	—	(7,384,655)
Class III	—	—
Class IV	—	—
Class R	—	(2,036,861)
Total distributions	—	(16,031,136)
From Capital Share Transactions:
Proceeds from shares sold
Class I	1,171,131	4,506,739
Class II	—	12,456,347
Class III	—	—
Class IV	—	—
Class R	386,485	952,934
Distributions reinvested
Class I	—	6,217,911
Class II	—	7,649,303
Class III	—	—
Class IV	—	—
Class R	—	2,159,486
Cost of shares redeemed
Class I	(1,148,582)	(11,550,042)
Class II	(1,123,348)	(63,923,305)
Class III	—	—
Class IV	—	—
Class R	(357,506)	(873,729)
Net increase (decrease) in net assets from share transactions	(1,071,820)	(42,404,356)
Net Increase (Decrease) in Net Assets	(5,866,738)	46,104,040
Net Assets
Beginning	23,609,450	69,713,490
Ending	$17,742,712	$23,609,450
Undistributed net investment income, ending	$731,357	$460,556
Class I — Capital Share Activity
Shares sold	147,307	318,579
Distributions reinvested	—	675,126
Shares redeemed	(143,605)	(542,226)
Net Class I Share Activity	3,702	451,479
Class II — Capital Share Activity
Shares sold	—	615,162
Distributions reinvested	—	911,717
Shares redeemed	(158,822)	(2,377,559)
Net Class II Share Activity	(158,822)	(850,680)
Class III — Capital Share Activity
Shares sold	—	—
Distributions reinvested	—	—
Shares redeemed	—	—
Net Class III Share Activity	—	—
Class IV — Capital Share Activity
Shares sold	—	—
Distributions reinvested	—	—
Shares redeemed	—	—
Net Class IV Share Activity	—	—
Class R — Capital Share Activity
Shares sold	55,128	48,877
Distributions reinvested	—	279,726
Shares redeemed	(55,043)	(67,553)
Net Class R Share Activity	85	261,050

See Accompanying Notes to Financial Statements.

17

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited)

NOTE A — ORGANIZATION

Nicholas-Applegate Institutional Funds (the “Trust”) is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of fourteen separate portfolios (collectively the “Funds” and each a “Fund”). Each Fund’s investment objectives, strategies and risks are discussed in the Funds’ current prospectuses. All of the Funds have issued Class I shares (“Class I”), eight Funds have issued Class II shares (“Class II”), two Funds have issued Class III shares (“Class III”), one Fund has issued Class IV shares (“Class IV”) and three Funds have issued Retirement shares (“Class R”). No shares have a sales charge. Class R has a distribution fee. The Funds offering Class R are covered in this report.

NOTE B — SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

Security Valuations

Equity securities, including ADRs, SDR’s and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Adviser to best reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Adviser. The Adviser has determined the Xetra is the primary market in Germany. Equity Linked Notes (“ELN’s”) are valued by using the closing local price for the underlying security and are translated into U.S. dollars at the exchange rate struck at the close of the London Stock Exchange.

The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the quoted bid price provided by an approved bond pricing service. Convertible securities are normally priced at the mean between the bid and ask prices. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser does not represent fair value (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Adviser’s portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Pricing Committee believe were priced incorrectly. A “significant event” (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation.

Security Transactions and Investment Income

Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

Non-U.S. Currency Transactions

At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds’ management strategy. There were no such forward non-U.S. currency contracts at September 30, 2008.

18

Futures Contracts

Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts at September 30, 2008.

Options Contracts

The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts. There were no such options at September 30, 2008.

Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging securities market. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Securities Lending

In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund’s total assets. The loans are secured by collateral in the forms of cash, cash equivalents, U.S. government and agency securities equal to at least 102% of the market value of the securities loaned on U.S. securities and 105% of the market value loaned on non-U.S. securities. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities and may share the interest earned on the collateral with the borrower.

The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds also bear the risk of loss in the event the securities purchased with cash collateral depreciate in value. Loans are subject to termination at the option of the borrower or the Fund. There were no securities on loan at September 30, 2008.

Credit Facility

The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2009. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended September 30, 2008, the Funds did not borrow against the line of credit.

Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

Fund Expenses and Multi-Class Allocations

Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

During the period ended September 30, 2008, many of the brokers with whom the Adviser places trades on behalf of the Funds provided services to the Funds in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. In addition, through arrangements with the Funds custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds expenses. During the period ended September 30, 2008, the credits used to reduce the Funds expenses were:

19

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited) — Continued

	Credit	Direct	Security
	Interest	Brokerage	Lending
Fund	Offset	Offset	Offset
U.S. Emerging Growth	2,611	5,399	17,244
U.S. Systematic Large Cap Growth	2,182	269	33
International Growth	8,468	520	30,120

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C — FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds’ tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

Distributions to Shareholders

The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds’ capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

NOTE D — TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

The Adviser receives a monthly fee at an annual rate based on the average daily net assets of the Funds. The investment Advisory Fee rates for each of the Funds are listed in the table below.

Administrative & Shareholder Services Fee

On January 24, 2006, the Funds entered into a new Administration Agreement whereby the Funds pay for the administrative services they require under what is essentially an all-in fee structure. Class R shareholders of the Funds pay an administrative fee to the Adviser computed as a percentage of the Funds’ assets attributable in the aggregate to Class R shares, the Adviser, in turn, provides or procures administrative and shareholder services for Class R shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Adviser may exceed the related costs. Generally, this may not be the case for relatively small funds.

The investment advisory and administrative services fees are charged at the following annual rates:

	Advisory Fee	Administration Fee*
Fund		Class R
U.S. Emerging Growth	0.75%	0.41%
U.S. Systematic Large Cap Growth	0.45%	0.64%
International Growth	0.50%	0.86%
*	Excludes trustees’ fees and expenses, tax, brokerage and interest expenses, and extraordinary expenses.

Securities Lending Fees

The U.S. Systematic Large Cap Growth Fund participates in an agency securities lending program with an affiliated agent, Dresdner Bank AG a direct subsidiary to Allianz AG and affiliate to the Trust (“Dresdner Program”). Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided pursuant to the Dresdner Program Agency Agreement between the Funds and Dresdner Bank AG. The amount paid to Dresdner Bank AG for the period ended September 30, 2008 was $38,626. Cash collateral received for securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities

Trustee Compensation

Certain officers of the Trust are also officers of the Investment Adviser and the Distributor. The Trustees who were not affiliated with the Investment Adviser received annual compensation of approximately $36,000 each from the Trust, except for the chairman of the Board of Trustees of the Trust and the chairman of the Audit Committee, who will receive annual compensation of approximately $42,000 and $41,000, respectively, from the Trust.

20

NOTE E — INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, during the period ended September 30, 2008 to indicate the volume of transactions in each Fund. The tax cost of securities held at September 30, 2008, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

						Net
				Gross	Gross	Unrealized
				Unrealized	Unrealized	Appreciation
	Purchases	Sales	Tax Cost	Appreciation	Depreciation	(Depreciation)
Fund	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)
U.S. Emerging Growth	$9,861	$8,090	$11,431	$674	$(1,232)	$(558)
U.S. Systematic Large Cap Growth	7,357	14,478	9,728	705	(1,151)	(446)
International Growth	4,621	5,426	20,079	1,313	(3,565)	(2,252)

Gains and losses resulting from the subscriptions-in-kind and redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the period, ended September 30, 2008, the Funds did not have any subscriptions-in-kind. The U.S. Systematic Large Cap Growth Fund did have a redemption-in-kind valued at $3,600,000.

NOTE F — FINANCIAL INSTRUMENTS

The Funds may be party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds’ involvement in such contracts. For the period ended September 30, 2008 the Funds were not party to any such agreements.

NOTE G — FAIR VALUE OF FINANCIAL INSTRUMENTS

Effective April 1, 2008, the funds adopted FAS 157 — Fair Value Measurements (“FAS 157” or “the Statement”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurement. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the funds (observable inputs) and (2) the funds own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The three levels defined by the FAS 157 hierarchy are as follows:

Level I — quoted prices in active markets for identical securities.

Level II — significant observable inputs (including quoted prices for similar securities, interest rates prepayment speeds, credit risk, etc.).

Level III — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of each fund’s securities using the fair value hierarchy:

At September 30, 2008	Total	Level I	Level II	Level III
U.S. Emerging Markets Investments	10,872,593	10,872,593	—	—
U.S. Systematic Large Cap Growth Investments	9,281,921	9,161,765	120,156	—
International Growth Investments	17,578,531	17,578,531	—	—

21

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited) — Continued

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value. During the period April 1, 2008 through September 30, 2008, no Funds held investments in which significant unobservable inputs (Level 3) were used in determining value.

NOTE H — SUBSEQUENT EVENTS

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Nicholas Applegate Institutional Funds. Such events occurring subsequent to the date of this report have included, but not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and the sale of Merrill Lynch to Bank of America, and the government bailout of AIG. These companies represent financial institutions with which certain of the Funds conduct business and/or whose securities are or may be held with in the Funds. The potential investment of each Fund’s investments in these issuers, and the financial sector in general, as reflected in each Fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these and other events. U.S. Government Agency securities and collateral received by the Funds under various agreements may include bonds by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

NOTE I — NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (“FASB”) has recently issued Interpretation No.48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No.109 (“FIN 48”), which applies to all registered investment companies and clarifies the accounting for uncertain tax positions. FIN 48 requires the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for the last NAV calculation in the first financial statement reporting period for fiscal years beginning after December 15, 2006. Accordingly, management has evaluated tax positions taken by the Fund for the period April 1, 2008 through September 30, 2008 and determined that the adoption of FIN 48 did not have a material impact to the fund’s financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

In September 2008, FASB Staff Position 133-1 and Fin 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

22

SHAREHOLDER EXPENSE EXAMPLE — (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

ACTUAL EXPENSES

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return if 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value	Value	April 1, 2008 to	Annualized
	April 1, 2008	September 30, 2008	September 30, 2008	Expense Ratio
U.S. Emerging Growth — Class R
Actual	$1,000.00	$ 926.80	$7.09	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.71	$7.42	1.47%
U.S. Systematic Large Cap Growth — Class R
Actual	$1,000.00	$ 904.70	$6.92	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.33	1.45%
International Growth — Class R
Actual	$1,000.00	$ 791.00	$7.46	1.66%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.40	1.66%

*  Expenses are equal to the Fund’s annualized expense ratio; multiplied by the average account value over the period

23

SUPPLEMENTARY INFORMATION — (Unaudited)

QUARTERLY FILING

The Funds provide a complete list of portfolio holdings four times in each fiscal year, at the end of each calendar quarter. For the second and fourth quarters, the portfolio holdings appear in the Funds’ semiannual and annual reports to shareholders. For the first and third quarters, the Funds file their portfolio holdings with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the Funds’ Form N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

24

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

CORPORATE GOVERNANCE (UNAUDITED)

Name, Address (1) Age Position(s) Held with Fund Length of Time Served (2)	Principal Occupation(s) during Past 5 Years Other Directorship Held by Trustee Number of Portfolios in Fund complex Overseen by Trustee
Independent Trustees:

Darlene T. DeRemer 11/27/1955 Chairperson of the Board Since August 2007 & Trustee Since May 1999
Principal Occupations: Partner, Grail Partners LLC (since 2005); Managing Director, Putnam Lovell NBF Private Equity (Since 2004-2005); Managing Director, NewRiver E-Business Advisory Services Division (2000-2003); Prior to, President and Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (1987-2003); Vice President and Director, Asset Management Division, State Street Bank and Trust Company, now referred to as State Street Global Advisers, (1982-1987); Vice President, T. Rowe Price & Associates (1979-1982); Member, Boston Club (since 1998); Member, Financial Women’s Association Advisory Board (since 1995); Founder, Mutual Fund Cafe Website.

Other Directorships Held: Founding Member and Director, National Defined Contribution Council (since 1997); Trustee, Boston Alzheimer’s Association (since 1998); Director, King’s Wood Montessori School (since 1995); Editorial Board, National Association of Variable Annuities (since 1997); Director, Nicholas-Applegate Strategic Opportunities, Ltd. (1994-1997); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika & Voyles Fund Group (since 1994-2000); Trustee, Bramwell Funds (2003-2005); Director, Independent Director Council (since 2004); Mutual Fund Directors’ Council-Advisory Board; Board Member-Chatman Partners; Board Member X-Shares LLC.

Number of Portfolios Overseen by Trustee: 14

John J. Murphy 4/8/1944 Trustee Since September 2005
Principal Occupations: Founder and senior principal, Murphy Capital Management

Other Directorships Held: Director, Smith Barney Multiple Discipline Trust; Director, Barclays International Funds Group Ltd. and affiliated companies; Smith Barney Consulting Group; Legg Mason Equity Funds.

Number of Portfolios Overseen by Trustee: 14

Bradford K. Gallagher 2/24/1944 Trustee Since August 2007
Principal Occupations: Founder, Spyglass Investments LLC (a private investment vehicle) (since 2001); Founder, President and CEO of CypressTree Investment Management Company and Annuity Company; Managing Director, Fidelity Investments.

Other Directorships Held: Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 2005); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006); Director, United Way of Eastern Massachusetts (1988-1990); Director, Ouimet Scholarship Fund (1993-2005); Director, Emerson Hospital (1995-2005)

Number of Portfolios Overseen by Trustee: 14

Steven Grenadier 12/14/1964 Trustee Since August 2007
Principal Occupations: William F. Sharpe Professor of Financial Economics, Stanford University Graduate School of Business; Research Associate, National Bureau of Economic Research (since 2002); Chairman of the Finance Department, Stanford University Graduate School of Business (2004-2006)

Other Directorships Held: Independent Trustee, E Trade Funds.

Number of Portfolios Overseen by Trustee: 14

Interested Trustees:

Horacio A. Valeiras 1/8/1959 President & Trustee Since August 2004
Principal Occupations: Managing Director (since 2004) and Chief Investment Officer, Nicholas-Applegate Capital Management, Nicholas-Applegate Securities (since 2002); Chief Investment Officer Oppenheimer Capital and AGI Management Partners (since 2008); Managing Director of Morgan Stanley Investment Management, London (1997-2002); Head of International Equity and Asset Allocation, Miller Anderson & Sherred; Director and Chief of Investment Strategies, Credit Suisse First Boston.

Other Directorships Held: Trustee, The Bishops School (since 2002); Trustee, San Diego Rowing Club (since 2002).

Number of Portfolios Overseen by Trustee: 14

Arthur B. Laffer 8/14/1940 Trustee Since August 2007
Principal Occupations: Chairman, Laffer Associates (economic consulting) (since 1979); Chairman, Laffer Advisors Inc. (registered broker-dealer) (since 1981); Chairman Laffer Investments (asset management) (since 2000); Member, Congressional Policy Advisory Board (since 1998); Distinguished University Professor and Director, Pepperdine University (1985-1988); Professor of Business Economics, University of Southern California (1976-1984); Associate Professor of Business Economics, University of Chicago (1967-1976).

Other Directorships Held: Director of MPS Group, Inc. (NYSE:MPS) (since 2003); Director, Petco Animal Supplies, Inc. (NASDAQ:PETC) (2002-2005); Director, Oxigene Inc. (NASDAQ:OXGN); biopharmaceutical company (since 1998); Director of Provide Commerce (NASDAQ: PRVD) (since 1998); Director, Veolia Environmental Corporation (successor to U.S. Filter Corporation (water purification) (1991-2006); Director, Nicholas Applegate Fund, Inc. (1987-2007).

Number of Portfolios Overseen by Trustee: 14

25

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

CORPORATE GOVERNANCE

Name, Address (1)
Age	Principal Occupation(s) during Past 5 Years
Position(s) Held with Fund	Other Directorship Held by Trustee
Length of Time Served (2)	Number of Portfolios in Fund complex Overseen by Trustee
Officers:

Charles H. Field, Jr. 7/24/1955 Secretary and Chief Compliance Officer Since May 2002
Principal Occupations: Managing Director and General Counsel, Nicholas-Applegate Capital Management, Nicholas- Applegate Securities LLC, Nicholas-Applegate Holdings LLC (since February 2004), Deputy General Counsel, Nicholas- Applegate Capital Management, LLC (1996-2004).

Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 14

Deborah A. Wussow 1/31/1960 Treasurer and Assistant Secretary Since August 2006
Principal Occupations: Senior Vice President and Chief Compliance Officer, Nicholas-Applegate Capital Management, (Since 2008), and previously Vice President and Director, Legal and Compliance, Nicholas-Applegate Capital Management (2005-2007) and Manager, Legal and Compliance, Nicholas-Applegate Capital Management (1995-2004))

Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 14

(1)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.
(2)	Each Trustee serves for an indefinite term, until her or his successor is elected.

26

TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

Darlene T. DeRemer, Chairperson
Horacio A. Valeiras
John J. Murphy
Bradford K. Gallagher
Steven Grenadier
Arthur B. Laffer

OFFICERS

Horacio A. Valeiras, President
Charles H. Field, Jr., Secretary & Chief Compliance Officer
Deborah A. Wussow, Treasurer & Assistant Secretary

INVESTMENT ADVISER

Nicholas-Applegate Capital Management

DISTRIBUTOR

Nicholas-Applegate Securities

CUSTODIAN

Brown Brothers Harriman & Co., Private Bankers

TRANSFER AGENT

UMB Fund Services Group, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

SAR0908RET

600 West Broadway San Diego, California 92101 800.551.8043

ITEM 2. CODE OF ETHICS.

Not required for this semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for this semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for this semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not required for this semi-annual report on Form N-CSR.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act is filed as Exhibit 12(a)(2) to this Form N-CSR.

(a)(3)	Not applicable.

(b)
The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)
Nicholas-Applegate Institutional Funds

By (Signature and Title)

/s/ Horacio A. Valeiras
Horacio A. Valeiras
Title: President (Principal Executive Officer) and Trustee

Date: December 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Horacio A. Valeiras
Horacio A. Valeiras
Title: President (Principal Executive Officer) and Trustee

Date: December 4, 2008

By (Signature and Title)

/s/ Deborah A. Wussow
Deborah A. Wussow
Title: Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date: December 4, 2008